----------------------------
MFS(R)/SUN LIFE SERIES TRUST
----------------------------

MAY 1, 2004

                                                                    PROSPECTUS

                                  INITIAL CLASS
                                  SERVICE CLASS
--------------------------------------------------------------------------------

This Prospectus describes the 29 series of the MFS/Sun Life Series Trust (referred to as the Series Fund):

 1. BOND SERIES mainly seeks as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.
 2. CAPITAL APPRECIATION SERIES seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.
 3. CAPITAL OPPORTUNITIES SERIES seeks capital appreciation.
 4. CORE EQUITY SERIES (formerly, Research Growth and Income Series) seeks to provide long-term growth of capital.
 5. EMERGING GROWTH SERIES seeks long-term growth of capital.
 6. EMERGING MARKETS EQUITY SERIES seeks capital appreciation.
 7. GLOBAL GOVERNMENTS SERIES seeks to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).
 8. GLOBAL GROWTH SERIES seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.
 9. GLOBAL TOTAL RETURN SERIES seeks total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.
10. GOVERNMENT SECURITIES SERIES seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.
11. HIGH YIELD SERIES seeks high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.
12. INTERNATIONAL GROWTH SERIES seeks capital appreciation.
13. INTERNATIONAL VALUE SERIES seeks long-term growth of capital with a secondary objective to seek reasonable current income.
14. MANAGED SECTORS SERIES seeks capital appreciation by varying the weighting of its portfolio among 13 sectors.
15. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income.
16. MASSACHUSETTS INVESTORS TRUST SERIES seeks long-term growth of capital with a secondary objective to seek reasonable current income.
17. MID CAP GROWTH SERIES seeks long-term growth of capital.
18. MID CAP VALUE SERIES seeks capital appreciation.
19. MONEY MARKET SERIES seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.
20. NEW DISCOVERY SERIES seeks capital appreciation.
21. RESEARCH SERIES seeks to provide long-term growth of capital and future income.
22. RESEARCH INTERNATIONAL SERIES seeks capital appreciation.
23. STRATEGIC GROWTH SERIES seeks capital appreciation.
24. STRATEGIC INCOME SERIES seeks to provide high current income by investing in fixed income securities and seeks to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.
25. STRATEGIC VALUE SERIES seeks capital appreciation.
26. TECHNOLOGY SERIES seeks capital appreciation.
27. TOTAL RETURN SERIES mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.
28. UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry.
29. VALUE SERIES seeks capital appreciation and reasonable income.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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TABLE OF CONTENTS
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                                                                          Page

I    Risk Return Summary ...............................................    1
      1. Bond Series ...................................................    1
      2. Capital Appreciation Series ...................................    5
      3. Capital Opportunities Series ..................................    8
      4. Core Equity Series ............................................   11
      5. Emerging Growth Series ........................................   14
      6. Emerging Markets Equity Series ................................   17
      7. Global Governments Series .....................................   20
      8. Global Growth Series ..........................................   24
      9. Global Total Return Series ....................................   28
     10. Government Securities Series ..................................   33
     11. High Yield Series .............................................   36
     12. International Growth Series ...................................   39
     13. International Value Series ....................................   42
     14. Managed Sectors Series ........................................   45
     15. Massachusetts Investors Growth Stock Series ...................   48
     16. Massachusetts Investors Trust Series ..........................   50
     17. Mid Cap Growth Series .........................................   53
     18. Mid Cap Value Series ..........................................   56
     19. Money Market Series ...........................................   59
     20. New Discovery Series ..........................................   62
     21. Research Series ...............................................   65
     22. Research International Series .................................   68
     23. Strategic Growth Series .......................................   71
     24. Strategic Income Series .......................................   74
     25. Strategic Value Series ........................................   79
     26. Technology Series .............................................   82
     27. Total Return Series ...........................................   86
     28. Utilities Series ..............................................   91
     29. Value Series ..................................................   97
II   Expense Summary ...................................................  100
III  Certain Investment Strategies and Risks ...........................  106
IV   Management of the Series ..........................................  107
V    Description of Shares .............................................  111
VI   Distribution Fees and Support Payments ............................  111
VII  Other Information .................................................  111
VIII Financial Highlights ..............................................  114
     Appendix A -- Investment Techniques and Practices .................  A-1

THE SERIES FUND OFFERS SHARES OF ITS 29 SERIES EXCLUSIVELY TO SEPARATE ACCOUNTS ESTABLISHED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) AND ITS AFFILIATES AND NEW ENGLAND LIFE INSURANCE COMPANY IN ORDER TO SERVE AS INVESTMENT OPTIONS UNDER VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS AND CERTAIN OTHER TYPES OF INSURANCE CONTRACTS (THE "VARIABLE CONTRACTS"). EACH OF THESE SERIES IS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY (REFERRED TO AS MFS OR THE ADVISER) AND IS DESCRIBED BELOW.

---------------------
I RISK RETURN SUMMARY
---------------------

    INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL SERIES ARE DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."

    1:  BOND SERIES
...............................................................................

o   INVESTMENT OBJECTIVE

    The series mainly seeks as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities). Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

      While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These investment grade bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage-Backed and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             o When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

             o When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1999                          (1.69)%
              2000                          10.18%
              2001                           7.85%
              2002                           9.53%
              2003                           9.72%


    During the period shown in the bar chart, the highest quarterly return was 5.11% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.42)% (for the calendar quarter ended June 30, 1999).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                  5 Years                   Life*

    Initial Class                                                 9.72%                    7.02%                    7.44%

    Service Class                                                 9.43%                    6.89%                    7.32%

    Lehman Brothers Government/Credit Index+#                     4.67%                    6.66%                    7.17%

    Lipper    Corporate   Debt   Funds   BBB-Rated
    Index++##                                                     8.23%                    6.11%                    5.97%

    ------
    *  Series' performance figures are for the period from the series' commencement of investment operations on May 6,
       1998, through December 31, 2003. Index and Lipper average returns are from May 1, 1998.
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    #  The Lehman Brothers Government/Credit Index measures the performance of all debt obligations of the U.S. Treasury and U.S. Government agencies, and all investment-grade domestic corporate debt.
    ## The Lipper Corporate Debt Funds BBB-Rated Index measures the performance of the investment-grade bond funds.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    2:  CAPITAL APPRECIATION SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. The series generally focuses upon large cap companies. The series also may invest in fixed income securities when relative values or economic conditions make these securities attractive. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o  A strong franchise, strong cash flows and a recurring revenue stream.

    o  A solid industry position, where there is

       >  potential for high profit margins

       >  substantial barriers to new entry in the industry.

    o  A strong management team with a clearly defined strategy.

    o  A catalyst that may accelerate growth.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (3.60)%
              1995                          34.46%
              1996                          21.48%
              1997                          23.13%
              1998                          28.70%
              1999                          32.64%
              2000                         (11.42)%
              2001                         (25.33)%
              2002                         (32.39)%
              2003^                         28.71%


    ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment the series' 2003 annual total return would have been 26.63%.

    During the period shown in the bar chart the highest quarterly return was 29.82% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.68)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 12, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003^
    .....................................................................................................................
                                                                1 Year                  5 Years                 10 Years

    Initial Class                                                28.71%                  (5.26)%                    6.66%

    Service Class                                                28.35%                  (5.37)%                    6.59%

    Russell 1000 Growth Index+*                                  29.75%                  (5.11)%                    9.21%

    Lipper Large-Cap Growth Fund Average#                        26.75%                  (3.88)%                    7.53%

    ------
    +  Source: Standard & Poor's Micropal, Inc.
    *  The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.
    #  The Lipper Large-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.
    ^  A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    3:  CAPITAL OPPORTUNITIES SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1997                          27.57%
              1998                          26.97%
              1999                          47.65%
              2000                          (4.88)%
              2001                         (24.93)%
              2002                         (30.41)%
              2003                          28.30%

    During the period shown in the bar chart the highest quarterly return was 28.26% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (28.17)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 3, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ....................................................................................................................
                                                                     1 Year                5 Years                Life*

    Initial Class                                                     28.30%               (1.20)%                 7.08%

    Service Class                                                     28.00%               (1.32)%                 6.99%

    Standard & Poor's 500 Stock Index+**                              28.67%               (0.57)%                 8.59%

    Lipper Multi-Cap Core Fund Average#                               29.98%                 2.70%                 7.74%

    ------
    *  Series' performance figures are for the period from the commencement of the series' investment operations on June 3,
       1996, through December 31, 2003. Index and Lipper average returns are from June 1, 1996.
    +  Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    #  The Lipper Multi-Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    4: CORE EQUITY SERIES (formerly, Research Growth and Income Series)
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' investment adviser, MFS, believes to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. While the series may invest in companies of any size, the series generally focuses on larger capitalization companies with market capitalizations in excess of $2 billion. Securities purchased by the series may be listed on a securities exchange or traded in the over-the-counter markets.

      A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The series' assets are allocated among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objectives within their assigned industry responsibility.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard & Poor's 500 Composite Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Interest Rate Risk: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1998                          22.13%
              1999                           8.21%
              2000                           3.09%
              2001                         (10.91)%
              2002                         (21.40)%
              2003                          27.86%

    During the period shown in the bar chart the highest quarterly return was 18.92% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.83)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 13, 1997, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                   5 Year                    Life*

    Initial Class                                                27.86%                  (0.02)%                    4.56%

    Service Class                                                27.49%                  (0.15)%                    4.46%

    Standard & Poor's 500 Stock Index+**                         28.67%                  (0.57)%                    6.60%

    Lipper Large Cap Core Fund Average#                          25.53%                  (1.79)%                    4.90%

    ------
    *  For the period from the series' commencement of investment operations on May 13, 1997, through December 31, 2003. Index and Lipper average returns are from May 1, 1997.
    +  Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    #  The Lipper Large Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    5:  EMERGING GROWTH SERIES
   ............................................................................

o   INVESTMENT OBJECTIVE

    The series seeks long term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

    o early in their life cycle but which have the potential to become major enterprises; or

    o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

      Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Emerging Growth Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

       >  have limited product lines, markets and financial resources,

       >  are dependent on management by one or a few key individuals,

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchse and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1996                          17.15%
              1997                          21.93%
              1998                          33.88%
              1999                          75.81%
              2000                         (19.11)%
              2001                         (34.57)%
              2002                         (34.15)%
              2003^                         31.49%

    ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 30.01%.

    During the period shown in the bar chart the highest quarterly return was 55.64% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (30.02)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    The series commenced investment operations on May 1, 1995, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003^
    ...................................................................................................................
                                                                1 Year                 5 Years                   Life*
    Initial Class                                                31.49%                 (4.23)%                   8.03%

    Service Class                                                31.14%                 (4.35)%                   7.95%

    Russell 3000 Growth Index+#                                  30.97%                 (4.69)%                   8.59%

    ------
    *  For the period from the commencement of the series' investment operations on May 1, 1995, through December 31, 2003.
    +  Source: Standard & Poor's Micropal, Inc.
    #  The Russell 3000 Growth Index measures the performance of U.S. growth stocks.
    ^  A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    6:  EMERGING MARKETS EQUITY SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to-middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing counties of Europe, primarily Eastern Europe. While the series may invest up to 50% of its assets in issuers located in a single country, the series generally expects to have no more than 25% of its assets invested in issuers located in any one country. The series' investments may include securities traded in the over-the-counter markets.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1997                          10.46%
              1998                         (29.98)
              1999                          52.47%
              2000                          22.76%
              2001                          (1.02)%
              2002                          (1.88)%
              2003                          52.60%

    During the period shown in the bar chart the highest quarterly return was 29.33% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (22.68)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 5, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ...................................................................................................................
                                                                     1 Year               5 Years                 Life*

    Initial Class                                                     52.60%                11.78%                 4.04%

    Service Class                                                     52.12%                11.64%                 3.95%

    MSCI EMF Index+#                                                  56.28%                10.62%                 0.69%

    Lipper Emerging Markets Fund Index++##                            56.96%                11.02%                 1.18%

    ------
    *  For the period from the series' commencement of investment operations on June 5, 1996, through December 31, 2003. Index returns are from June 1, 1996.
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    #  The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index measures the performance of emerging market stocks.
    ## The Lipper Emerging Markets Fund Index measures the performance of emerging market equity funds.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    7:  GLOBAL GOVERNMENTS SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities). The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities), such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities. Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which the fund may generally invest include:

       > U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government;

       > obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

          +  backed by the full faith and credit of the U.S. Treasury;

          + supported by the right of the issuer to borrow from the U.S. Government, for example, obligations of Federal Home Loan Banks;

          + backed only by the credit of the issuer itself, for example, Sallie Mae obligations; or

          + supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

    o Foreign government securities of developed countries, which are bonds or other debt obligations issued by foreign governments of developed countries. These foreign government securities are either:

       > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities; or

       > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

      In addition, the series may invest up to 20% of its net assets in foreign government securities of emerging market countries. Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.

      The series is non-diversified. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. The series may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Allocation Risk: The series will allocate its investments among various government securities based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Mortgage-Backed Securities Risk:

       > Maturity Risk: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

          + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

          + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

       > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Geographic Focus Risk: Because the series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (4.46)%
              1995                          15.69%
              1996                           4.66%
              1997                          (0.76)%
              1998                          15.46%
              1999                          (5.18)%
              2000                           1.22%
              2001                          (2.11)%
              2002                          20.64%
              2003                          15.60%

    During the period shown in the bar chart the highest quarterly return was 12.55% (for the calendar quarter ended June 30, 2002) and the lowest quarterly return was (6.07)% (for the calendar quarter ended March 31, 1994).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    The series commenced investment operations on May 16, 1988, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ..................................................................................................................
                                                                    1 Year               5 Years              10 Years
    Initial Class                                                    15.60%                 5.55%                 5.67%

    Service Class                                                    15.30%                 5.43%                 5.61%

    Citigroup World Government Bond Index+*                          14.91%                 5.75%                 6.79%

    ------
    +  Source: Standard & Poor's Micropal, Inc.
    *  The Citigroup World Government Bond Index measures the government bond markets around the world.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    8:  GLOBAL GROWTH SERIES

    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The fund focuses on companies that its investment adviser, Massachusetts Financial Services Company, (referred to as MFS or the adviser), believes have above average growth potential. These companies may show, in MFS' belief, favorable growth prospects and attractive valuations based on current and expected earnings and cash flow. The adviser may also invest in emerging growth companies, which MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the fund may invest in companies of any size, the fund generally focuses on foreign companies with larger market capitalizations.

      Under normal market conditions, the series invests in at least three different countries.

      Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o  A strong franchise, strong cash flows and a recurring revenue stream.

    o  A solid industry position, where there is

       >  potential for high profit margins and

       >  substantial barriers to new entry in the industry.

    o  A strong management team with a clearly defined strategy.

    o  A catalyst that may accelerate growth.

      The fund has and may engage in active and frequent trading to achieve its investment objective.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among U.S. emerging growth companies, foreign growth companies and emerging markets companies, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

       >  have limited product lines, markets and financial resources,

       >  are dependent on management by one or a few key individuals,

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                           2.85%
              1995                          16.06%
              1996                          13.02%
              1997                          15.32%
              1998                          14.61%
              1999                          67.25%
              2000                         (13.15)%
              2001                         (19.64)%
              2002                         (19.36)%
              2003^                         35.44%

    ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 34.65%.

    During the period shown in the bar chart the highest quarterly return was 45.60% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.71)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on November 16, 1993, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003^
    .....................................................................................................................
                                                               1 Year                  5 Years                 10 Years

    Initial Class                                               35.44%                    4.98%                    8.56%

    Service Class                                               35.13%                    4.82%                    8.48%

    MSCI All Country World Free Index+#                         34.63%                    0.02%                    7.15%

    Lipper Global Fund Average##                                32.09%                    2.20%                    7.45%

    ------
    +  Source: Standard & Poor's Micropal, Inc.
    #  The Morgan Stanley Capital International (MSCI) All Country World Free Index measures the performance of developed and emerging market stock markets.
    ## The Lipper Global Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.
    ^  A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    9.  GLOBAL TOTAL RETURN SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series is a "global balanced fund," and invests in a combination of global equity and fixed income securities. Under normal market conditions, the series invests:

    o At least 40%, but not more than 75%, of its net assets in equity securities, which may include common stocks and related securities such as preferred stock, warrants or rights convertible into stock, and depositary receipts for those securities.

    o  At least 25% of its net assets in fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The series may also vary the percentage of its assets issued abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

      Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

      FOREIGN INVESTMENTS.  The series invests in foreign securities such as:

    o  Equity securities of foreign companies.

    o  Fixed income securities of foreign companies.

    o  Fixed income securities issued by foreign governments, which are:

       > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

       > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      EQUITY INVESTMENTS. The series' equity investments include securities of both non-U.S. and U.S. issuers. With respect to U.S. issuers, the series focuses on those companies that have the potential to derive a meaningful portion of their revenues and earnings in foreign markets. In managing the series, MFS seeks to purchase securities of well-known and established companies. MFS looks particularly for equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more) and which have:

    o  steady earnings with a predictable growth rate, and

    o attractive valuations based on current and expected earnings or cash flow.

      FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    o Securities issued by foreign governments, as described under "Foreign Investments," above.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities (including corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds) and including foreign corporations).

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o Junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      The fund also may invest in derivative securities, including futures and forward contracts and options on futures contracts, foreign currencies, securities, and bond indices. Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments between equity and fixed income securities, among various segments of the fixed income markets, and among different countries based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             o When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             o When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk of default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset- backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore more directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1995                          17.89%
              1996                          14.33%
              1997                          13.61%
              1998                          18.37%
              1999                           8.43%
              2000                           2.28%
              2001                          (6.17)%
              2002                           0.58%
              2003                          22.97%

    During the period shown in the bar chart the highest quarterly return was 11.55% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.29)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on November 7, 1994, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                22.97%                   5.17 %                    9.75%

    Service Class                                                22.53%                   5.05 %                    9.68%

    60% MSCI World Index/40% J.P. Morgan Global

    Government Bond Index+**                                     25.63%                   2.15 %                    7.34%

    Standard & Poor's 500 Stock Index+#                          28.67%                  (0.57)%                   11.69%

    Lipper Global Flexible Fund Index++##                        25.02%                    4.27%                    7.67%

    Lipper Global Flexible Fund Average++###                     26.93%                    4.29%                    8.77%

    ------
    *  For the period from the series' commencement of investment operations on November 7, 1994, through December 31, 2003.
       Index and Lipper average returns are from November 1, 1994.
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    ** The Morgan Stanley Capital International (MSCI) World Index is a customized index composed of the MSCI World Index, which measures the performance of stock markets of developed countries, and The J.P. Morgan Global Government Bond
       Index which measures the performance of government bond markets around the world.
    #  The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ## The Lipper Global Flexible Fund Index measures the performance of funds that allocate their investments across various asset classes.
   ### The Lipper Global Flexible Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    10:  GOVERNMENT SECURITIES SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities), such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities. Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which the fund may generally invest include:

       > U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government;

       > obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

          +  backed by the full faith and credit of the U.S. Treasury;

          + supported by the right of the issuer to borrow from the U.S. Government, for example, obligations of Federal Home Loan Banks;

          + backed only by the credit of the issuer itself, for example, Sallie Mae obligations; or

          + supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: As with any fixed-income security, securities issued by certain U.S. Government agencies or instrumentalities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying these securities in the case of default. While securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by other such entities, which may be chartered or sponsored by Congress (e.g., Fannie Mae or Freddie Mac) are not guaranteed by the U.S. Government.

    o  Mortgage-Backed Securities and Collateralized Mortgage Obligations Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             o When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             o When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

       > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on the mortgage-backed securities purchased by the series.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (2.21)%
              1995                          17.66%
              1996                           1.65%
              1997                           8.72%
              1998                           8.70%
              1999                          (1.88)%
              2000                          12.11%
              2001                           7.47%
              2002                           9.80%
              2003                           2.15%

    During the period shown in the bar chart the highest quarterly return was 6.16% (for the calendar quarter ended June 30, 1995) and the lowest quarterly return was (2.60)% (for the calendar quarter ended March 31, 1994).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 12, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ......................................................................................................................
                                                                1 Year                  5 Years                 10 Years
    Initial Class                                                 2.15%                    5.81%                    6.25%

    Service Class                                                 1.87%                    5.68%                    6.18%

    Lehman Brothers Government/Mortgage Index+*                   2.73%                    6.34%                    6.76%

    Lipper U.S. Government Fund Average**                         1.30%                    5.17%                    5.69%

    ------
     + Source: Standard & Poor's Micropal, Inc.
     * The Lehman Brothers Government/Mortgage Index measures the performance of the government and mortgage securities markets.
    ** The Lipper U.S. Government Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    11:  HIGH YIELD SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in high income securities, generally lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds. The series may invest all of its assets in lower rated bonds.

      While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (2.16)%
              1995                          16.93%
              1996                          12.12%
              1997                          13.24%
              1998                           0.58%
              1999                           6.92%
              2000                          (6.79)%
              2001                           1.80%
              2002                           2.70%
              2003                          21.44%

    During the period shown in the bar chart the highest quarterly return was 7.18% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.51)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 12, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ..................................................................................................................
                                                                    1 Year               5 Years              10 Years
    Initial Class                                                    21.44%                 4.82%                 6.34%

    Service Class                                                    21.21%                 4.68%                 6.27%

    Lehman Brothers High Yield Index+*                               28.97%                 5.23%                 6.89%

    Lipper High Yield Bond Index++**                                 26.36%                 2.91%                 5.25%

    ------
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
     * The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.
    ** The Lipper High Yield Bond Index measures the performance of funds within their respective classification.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    12:  INTERNATIONAL GROWTH SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The series focuses on companies that MFS believes have above average growth potential. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations. The series' investments may include securities traded in the over-the-counter markets. Under normal market conditions, the series invests in at least three different countries.

      MFS looks particularly for companies which demonstrate:

    o  A strong franchise, strong cash flows and a recurring revenue stream.

    o  A solid industry position, where there is

       >  potential for high profit margins and

       >  substantial barriers to new entry in the industry.

    o  A strong management team with a clearly defined strategy.

    o  A catalyst that may accelerate growth.

      The fund has and may engage in active and frequent trading to achieve its investment objective.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East Index)) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1997                          (1.64)%
              1998                           1.94%
              1999                          35.24%
              2000                          (7.80)%
              2001                         (15.91)%
              2002                         (11.88)%
              2003                          38.67%

    During the period shown in the bar chart the highest quarterly return was 26.08% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.27)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 3, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ...................................................................................................................
                                                                     1 Year               5 Years                 Life*
    Initial Class                                                     38.67%                 5.08%                 3.13%

    Service Class                                                     38.35%                 4.98%                 3.06%

    MSCI EAFE Index+**                                                39.17%                 0.26%                 3.22%

    Lipper International Fund Average#                                34.75%                 1.29%                 3.78%

    ------
      * For the period from the series' commencement of investment operations on June 3, 1996, through December 31, 2003.
        Index returns are from June 1, 1996.
      + Source: Standard & Poor's Micropal, Inc.
     ** The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of the international stock market.
      # The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    13:  INTERNATIONAL VALUE SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks long-term growth of capital with a secondary objective of seeking reasonable current income. The series' objectives may be changed without shareholder approval.

    Prior to October 16, 2002, the series was known as the International Investors Trust Series.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies that MFS believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The adviser considers a security's prospects for appreciation as well as its income producing potential in making its investment decisions. While the series may invest in companies of any size, the series focuses on companies with larger market capitalizations. The equity securities of these companies may be undervalued because:

    o  they are temporarily out of favor in the market due to

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o  the market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.

      Under normal market conditions, the series invests in at least three different countries (including those in emerging markets).

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1996                           4.84%
              1997                           6.53%
              1998                          21.68%
              1999                          17.20%
              2000                          (2.33)%
              2001                         (14.63)%
              2002                          (5.86)%
              2003                          33.63%

    During the period shown in the bar chart the highest quarterly return was 16.95% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on October 2, 1995, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ...................................................................................................................
                                                                1 Year                 5 Years                   Life*
    Initial Class                                                33.63%                   4.21%                   6.59%

    Service Class                                                33.20%                   4.12%                   6.53%

    MSCI EAFE Index+**                                           39.17%                   0.26%                   3.96%

    Lipper International Fund Index++***                         36.00%                   2.13%                   5.57%

    ------
      * For the period from the series' commencement of investment operations on October 2, 1995, through December 31, 2003.
        Index returns are from October 1, 1995.
      + Source: Standard & Poor's Micropal, Inc.
     ++ Source: Lipper Inc.
     ** The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of the international stock market.
    *** The Lipper International Fund Index measures the performance of international equity funds.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    14:  MANAGED SECTORS SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation by varying the weighting of its portfolio among 13 sectors. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors. The series chooses its investments from the following 13 sectors: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. The series may also invest in new sectors from time to time. The series may invest a maximum of 50% of its net assets in any one sector. The series generally focuses on companies with larger market capitalizations equaling or exceeding $5 billion at the time of the series' investment. The series' investments may include securities traded in the over-the-counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. In addition, the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Allocation Risk: The series will allocate its investments among various equity sectors, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines.

    o Investment Focus Risk: Because the series may invest to a significant degree in securities of companies in a limited number of sectors, the series' performance is particularly sensitive to changes in the value of securities in these sectors. A decline in the value of these types of securities may result in a decline in the series' net asset value and your investment.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o Non-Diversified Status and Issuer Concentration Risk: Because the series may invest its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. In addition, because the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the series' performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (1.94)%
              1995                          32.29%
              1996                          17.58%
              1997                          25.63%
              1998                          12.25%
              1999                          85.62%
              2000                         (20.82)%
              2001                         (35.51)%
              2002                         (25.99)%
              2003^                         25.28%

    ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 24.83%.

    During the period shown in the bar chart the highest quarterly return was 58.51% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (27.29)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 27, 1988, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003^
    .....................................................................................................................
                                                                1 Year                  5 Years                 10 Years
    Initial Class                                                25.28%                  (2.55)%                    6.57%

    Service Class                                                24.91%                  (2.67)%                    6.51%

    Russell 3000 Growth Index+#                                  30.97%                  (4.69)%                    8.81%

    Russell 1000 Growth Index+*                                  29.75%                  (5.11)%                    9.21%

    Lipper Multi-Cap Growth Index++**                            35.39%                  (1.75)%                    7.96%

    ------
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
     # The Russell 3000 Growth Index measures the performance of U.S. growth stocks.
     * The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.
    ** The Lipper Mutual Fund Indices measure the performance of funds within their respective classification.
   ^  A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see
     "Financial Highlights").

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    15:  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide long-term growth of capital and future income rather than current income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1999                          35.80%
              2000                          (6.09)%
              2001                         (24.91)%
              2002                         (28.05)%
              2003                          23.39%

    During the period shown in the bar chart the highest quarterly return was 27.11% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (21.56)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                23.39%                  (3.19)%                    0.46%

    Service Class                                                22.84%                  (3.31)%                    0.35%

    Russell 1000 Growth Index+#                                  29.75%                  (5.11)%                  (1.58)%

    Lipper Large-Cap Growth Fund Average##                       26.75%                  (3.88)%                  (1.10)%

    ------
     * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2003.
       Index and Lipper average returns are from May 1, 1998.
     + Source: Standard & Poor's Micropal, Inc.
     # The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.
    ## The Lipper Large-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    16:  MASSACHUSETTS INVESTORS TRUST SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks long-term growth of capital with a secondary objective to seek reasonable current income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (1.10)%
              1995                          37.41%
              1996                          25.41%
              1997                          31.94%
              1998                          23.85%
              1999                           7.18%
              2000                           0.09%
              2001                         (15.71)%
              2002                         (21.22)%
              2003^                         22.83%

   ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 22.82%.

    During the period shown in the bar chart the highest quarterly return was 19.16% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.85)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on November 14, 1986, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003^
    .....................................................................................................................
                                                                1 Year                  5 Years                 10 Years
    Initial Class                                                22.83%                  (2.64)%                    9.32%

    Service Class                                                22.45%                  (2.76)%                    9.24%

    Standard & Poor's 500 Stock Index+*                          28.67%                  (0.57)%                   11.06%

    Lipper Large Cap Core Fund Average**                         25.53%                  (1.79)%                    8.77%

    ------
     + Source: Standard & Poor's Micropal, Inc.
    *  The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Large Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.
    ^  A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    17:  MID CAP GROWTH SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which the series' investment adviser, MFS, believes have above-average growth potential.

      Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell MidCap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell MidCap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of March 31, 2004, the top of the Russell MidCap(TM) Growth Index range was $18.1 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      The series may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

      The series may engage in active and frequent trading to achieve its principal investment policies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Mid-Cap Growth Company Risk: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in, the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o Active or Frequent Trading Risk. The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              2001                         (23.24)%
              2002                         (47.12)%
              2003                          37.87%

    During the period shown in the bar chart, the highest quarterly return was 25.05% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (34.78)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on August 31, 2000, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ..........................................................................
                                                  1 Year               Life*
    Initial Class                                  37.87%             (18.37)%

    Service Class                                  37.33%             (18.47)%

    Russell MidCap Growth Index+#                  42.71%             (14.04)%

    Lipper Mid Cap Growth Fund Average##           35.93%             (14.47)%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on August 31, 2000, through December 31, 2003. Index and Lipper average returns are from September 1, 2000.
     + Source: Standard & Poor's Micropal, Inc.
     # The Russell MidCap Growth Index measures the performance of U.S. mid cap growth stocks.
    ## The Lipper Mid Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    18:  MID CAP VALUE SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that the series' adviser, MFS, believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

    o  they are temporarily out of favor in the market due to

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry

    o  the market has overlooked them

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.

    Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(R) Value Index range at the time of the series' investment. As of March 31, 2004, the top of the Russell Midcap(R) Value Index range was $17.0 billion. This index is a widely recognized, unmanaged index of U.S. mid-cap value stocks. Companies in the Russell Midcap Value Index represent the 800 smallest companies in the Russell 1000(R) Index. The stocks are also included in the Russell 1000(R) Value Index. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(R) Value Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. The series' investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.

    The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

       o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

       o Undervalued Securities Risk: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

       o Mid-Cap Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value company securities may not rise as expected or may fall. Investments in medium-capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

       o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o  Effect of IPOs: The series may participate in the initial public offering
       (IPO) market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              2003                          32.24%

    During the period shown in the bar chart, the highest quarterly return was 16.49% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (4.92)% (for the calendar quarter ended March 31, 2003).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 1, 2002, with the offering of initial and service class shares.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ............................................................................
                                               1 Year                   Life*
    Initial Class                               32.24%                    2.81%

    Service Class                               31.90%                    2.73%

    Russell Mid Cap Value Index+#               38.07%                    9.14%

    Lipper Mid Cap Value Fund Average##         39.85%                    7.64%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on May 1, 2002, through December 31, 2003.
     + Source: Standard & Poor's Micropal, Inc.
     # The Russell Mid Cap Value Index measures the performance of U.S. mid cap value stocks.
    ## The Lipper Mid Cap Value Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    19:  MONEY MARKET SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments (identified below) maturing in less than 13 months. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series will invest in the following types of U.S. dollar denominated money market instruments:

    o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million.

    o Commercial paper which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

    o  Repurchase agreements collateralized by U.S. Government securities.

    o Other short-term obligations which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

    The series may invest up to 35% of its total assets in U.S.
    dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the highest credit ratings by rating agencies or unrated and considered by the series' investment adviser, MFS, to be of comparable quality.

      The series may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the series' assets may be invested in these securities. Municipals securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

      The average maturity of the investments in the series may not exceed 90 days. The series will invest only in corporate obligations which have a maturity when purchased of less than 13 months.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective that are not described here.

    o Money Market Instruments Risk: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Foreign Securities Risk: An investment in the series may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

    o  Municipal Securities Risk:

       > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the series' portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the series' portfolio will generally rise.

       > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities.

       > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

       > General Obligations and Revenue Obligations Risk: The series may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The series may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                           3.69%
              1995                           5.44%
              1996                           4.92%
              1997                           5.06%
              1998                           5.02%
              1999                           4.66%
              2000                           5.95%
              2001                           3.78%
              2002                           1.27%
              2003                           0.63%

    During the period shown in the bar chart the highest quarterly return was 1.53% (for the calendar quarters ended September 30, 2000 and December 31,
    2000) and the lowest quarterly return was 0.13% (for the calendar quarter ended September 30, 2003).

    PERFORMANCE TABLE

    This table shows the series' average annual total returns for certain periods and assumes the reinvestment of distributions.

    The series commenced investment operations on July 19, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ..........................................................................
                         1 Year           5 Years          10 Years

    Initial Class          0.63%             3.24%             4.03%

    Service Class          0.38%             3.11%             3.96%

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    20:  NEW DISCOVERY SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

    o early in their life cycle, but which have the potential to become major enterprises; or

    o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

      While emerging growth companies may be of any size, the series will generally focus on smaller cap emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Growth Index, which as of March 31, 2004, was between $32 million and $2.75 billion. This index is a widely recognized, unmanaged index of small cap common stock companies. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

      The series may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

       >  have limited product lines, markets and financial resources;

       >  are dependent on management by one or a few key individuals;

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1999                          60.25%
              2000                           0.34%
              2001                          (5.12)%
              2002                         (33.43)%
              2003                          35.29%

    During the period shown in the bar chart the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (24.10)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                35.29%                    6.56%                    6.91%

    Service Class                                                35.01%                    6.43%                    6.79%

    Russell 2000 Growth Index+#                                  48.54%                    0.86%                  (1.11)%

    Lipper Small Cap Growth Fund Average##                       44.77%                    4.86%                    2.62%

    ------
    *  For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2003. Index and Lipper average returns are from May 1, 1998.
    +  Source: Standard & Poor's Micropal, Inc.
    #  The Russell 2000 Growth Index measures the performance of U.S. small- cap growth stocks.
    ## The Lipper Small Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    21:  RESEARCH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide long-term growth of capital and future income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' investment adviser, MFS, believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter markets.

      A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1995                          37.50%
              1996                          23.76%
              1997                          20.86%
              1998                          23.61%
              1999                          24.14%
              2000                          (4.10)%
              2001                         (21.40)%
              2002                         (25.11)%
              2003^                         25.32%

    ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 24.80%.

    During the period shown in the bar chart the highest quarterly return was 22.06% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (19.72)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    The series commenced investment operations on November 7, 1994, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003^
    .....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                25.32%                  (2.56)%                    9.03%

    Service Class                                                25.01%                  (2.70)%                    8.95%

    Standard & Poor's 500 Stock Index+**                         28.67%                  (0.57)%                   11.69%

    ------
    *  For the period from the series' commencement of investment operations on November 7, 1994, through December 31, 2003.
       Index returns are from November 1, 1994.
     + Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ^  A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    22:  RESEARCH INTERNATIONAL SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The series focuses on foreign companies that the series' investment adviser, MFS, believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Equity securities purchased by the series may be listed on a securities exchange or traded in the over-the-counter markets. The series does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries.

      A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various geographic regions and industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1999                          54.94%
              2000                          (7.95)%
              2001                         (17.76)%
              2002                         (11.44)%
              2003                          33.86%

    During the period shown in the bar chart the highest quarterly return was 33.00% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.51)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 5, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                33.86%                    6.81%                    4.89%

    Service Class                                                33.40%                    6.67%                    4.76%

    MSCI EAFE Index+**                                           39.17%                    0.26%                    0.92%

    Lipper International Fund Average#                           34.75%                    1.29%                    0.41%

    ------
     * For the period from the series' commencement of investment operations on May 5, 1998, through December 31, 2003. Index and Lipper average returns are from May 1, 1998.
     + Source: Standard & Poor's Micropal, Inc.
    ** The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of the international stock market.
     # The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    23:  STRATEGIC GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies which the series' investment adviser believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with large market capitalizations. The series generally defines companies with large market capitalizations as companies with market capitalizations equalling or exceeding $5 billion at the time of the series' investment.

      The series may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here. The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series, which are the series' principal investment focus, will fall to a greater extent than the overall equity markets (e.g., are represented by the Standard & Poor's Composite 500 Index) due to changing economic, political or market conditions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forgo the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o Active or Frequent Trading Risk. The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which as investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              2000                          (9.99)%
              2001                         (24.65)%
              2002                         (30.06)%
              2003                          27.53%

      During the period shown in the bar chart, the highest quarterly return was 20.33% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (25.75)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on October 29, 1999, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ..........................................................................
                                                       1 Year          Life*
     Initial Class                                      27.53%        (7.15)%

     Service Class                                      27.05%        (7.27)%

     Russell 1000 Growth Index+#                        29.75%        (9.10)%

     Lipper Multi-Cap Growth Fund Average**             26.75%        (7.84)%

    ------
    * For the period from the commencement of the series' investment operations on October 29, 1999, through December 31, 2003. Index and Lipper average returns are from November 1, 1999.
    +  Source: Standard & Poor's Micropal, Inc.
    # The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.
    ** The Lipper Multi-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    24:  STRATEGIC INCOME SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide high current income by investing in fixed income securities and seeks to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Foreign government securities, which are bonds or other debt obligations issued by foreign governments. These foreign government securities are either:

       > Issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

       > Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or other similar entities. The series may invest in:

       > Investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to higher rated bonds.

       > Lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds. The series may invest up to 100% of its net assets in junk bonds.

       > Crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit rating (thereby crossing over into investment grade bonds).

    o Emerging market securities, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             o When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             o When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1999                           4.61%
              2000                           2.87%
              2001                           3.31%
              2002                           7.52%
              2003                          12.89%

    During the period shown in the bar chart the highest quarterly return was 5.06% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.35)% (for the calendar quarter ended June 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                12.89%                    6.18%                    5.52%

    Service Class                                                12.48%                    6.04%                    5.39%

    Lehman Brothers Government/Credit Index+#                     4.67%                    6.66%                    7.17%

    Lehman Brothers High Yield Index+##                          28.97%                    5.23%                    4.26%

    Lehman Brothers Aggregate Bond Index###                       4.10%                    6.62%                    7.00%

    Citigroup World Government Bond Index+@                      14.91%                    5.75%                    6.79%

    Citigroup  World  Government  Bond  Non-Dollar
    Hedged Index@@                                                1.88%                    5.44%                    6.16%

    J.P.   Morgan   Emerging  Markets  Bond  Index
    Global@@@                                                    25.66%                   15.40%                    9.96%

    Lipper Multisector Income Fund Average**                     16.11%                    5.81%                    4.97%

    ------
    *   For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2003. Index and Lipper average returns are from May 1, 1998.
    +   Source: Standard & Poor's Micropal, Inc.
    #   Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.
    ##  Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.
    ### Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
    @   Citigroup World Government Bond Index is a measure of government bond markets around the world.
    @@  Citigroup World Government Non-Dollar Hedged Index measures the government bond markets around the world.
    @@@ J.P. Morgan Emerging Markets Bond Index Global tracks debt instruments in the emerging markets.
    **  The Lipper Multisector Income Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    25:  STRATEGIC VALUE SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which the series' investment adviser, MFS, believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because:

    o   they are temporarily out of favor in the market due to:

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o   the market has overlooked them

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

    The series also may invest in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

    The series may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

    The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active or frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Companies Risk: MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing prices.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Lower Rated Bonds Risk:

       > Higher Credit Risk: Lower rated bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of lower rated bonds may default on payments of principal and interest. The price of a lower rated bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, lower rated bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              2003                          27.44%

    During the period shown in the bar chart, the highest quarterly return was 19.65% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (4.94)% (for the calendar quarter ended March 31, 2003).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 1, 2002, with the offering of initial and service class shares.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ..........................................................................
                                            1 Year                   Life*

    Initial Class                            27.44%                    0.40%

    Service Class                            27.01%                    0.20%

    Russell 1000 Value Index+#               30.03%                    5.47%

    Lipper Mid Cap Value Fund Average##      39.85%                    4.03%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on May 1, 2002, through December 31, 2003.
     + Source: Standard & Poor's Micropal, Inc.
     # The Russell 1000 Value Index measures the performance of large-cap U.S.
       value stocks.
    ## The Lipper Mid Cap Value Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    26:  TECHNOLOGY SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the series' investment adviser, MFS, believes have above average growth potential and will benefit from technological advances and improvements. These companies are in fields such as:

    o Computer software and harware       o Environmental services

    o Semiconductors                      o Chemicals

    o Minicomputers                       o Synthetic materials

    o Peripheral equipment                o Defense and commercial electronics

    o Scientific instruments              o Data storage and retrieval

    o Telecommunications                  o Biotechnology

    o Pharmaceuticals                     o Health care and medical supplies.

    The series will invest in technology companies of any size including smaller, lesser known companies that are in the developing stages of their life cycle and offer the potential for accelerated earnings or revenue growth (emerging growth companies).

    The series may invest in other securities that the adviser believes offer an opportunity for capital appreciation. These securities may include fixed income securities when relative values make such purchases attractive. The series' investments may include securities issued in initial public offerings and securities listed on an exchange or traded in the over-the-counter markets.

    The series may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.

    The series may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

    While the series is a diversified fund and therefore spreads its investments across a number of issuers, it may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

    The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o  Technology Companies Risks:

       > Company Risk: Companies in the technology industry face special risks. For example, their products may fall out of favor or become obsolete in relatively short periods of time. Also, many of their products may not become commercially successful. Therefore, investments in the stocks of technology companies can be volatile.

       > Concentration Risk: The series' investment performance will be closely tied to the performance of companies in a limited number of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a fund with a more broadly diversified portfolio.

    o Effect of IPOs: The series may participate in the initial public offering ("IPO") market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Emerging Growth and Growth Companies Risk: Investments in emerging growth and growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. In addition, emerging growth companies often:

       >  have limited product lines, markets and financial resources

       >  are dependent on management by one or a few key individuals

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Short Sales Risk: The series will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o  Fixed Income Securities Risk:

       > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

       > Maturity Risk: This interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

       > Credit Risk: The series is subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

       > Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Issuer Concentration Risk: Because the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the series' performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Active or Frequent Trading Risk: The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              2001                         (38.87)%
              2002                         (45.98)%
              2003                          45.39%

    During the period shown in the bar chart, the highest quarterly return was 50.87% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (46.77)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 16, 2000, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ...............................................................................................................
                                                                                    1 Year                    Life*

    Initial Class                                                                    45.39%                 (22.25)%

    Service Class                                                                    45.36%                 (22.41)%

    Merrill Lynch 100 Technology Index+#@                                            68.83%                 (23.64)%

    Goldman Sachs Technology Index^##@                                               54.18%                 (23.75)%

    Lipper Specialty/Miscellaneous Fund Average**                                    31.17%                    4.68%

    ------
    *  Series' performance figures are for the period from the series' commencement of investment operations on June 16, 2000, through December 31, 2003. Index and Lipper average returns are from July 1, 2000.
    +  Source: Standard & Poor's Micropal, Inc.
    @  Effective June 30, 2003, the Goldman Sachs Technology Index became the series' benchmark index. The Goldman Sachs
       Technology Index is weighted by market capitalization and is more representative of the series' investments.
    #  The Merrill Lynch 100 Technology Index is a broad measure of the technology sector. ## The Goldman Sachs Technology
       Index is a commonly used measure of technology stock performance.
    ^  Source: Bloomberg L.P.
    ** The Lipper Specialty/Miscellaneous Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    27:  TOTAL RETURN SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

    o At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

    o At least 25% of its net assets in non-convertible fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because either:

    o They are viewed by MFS as being temporarily out of favor in the market due to

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o  The market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

      As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o  a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities (including corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds)

    FOREIGN SECURITIES. Consisent with the series' principal investment policies described above, the series may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Mortgage and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             o When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             o When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (2.22)%
              1995                          26.71%
              1996                          14.10%
              1997                          21.98%
              1998                          11.71%
              1999                           2.84%
              2000                          16.77%
              2001                           0.52%
              2002                          (5.69)%
              2003                          17.15%

    During the period shown in the bar chart the highest quarterly return was 10.96% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (8.75)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 11, 1988, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ....................................................................................................................
                                                                     1 Year               5 Years              10 Years
    Initial Class                                                     17.15%                 5.93%                 9.90%

    Service Class                                                     16.83%                 5.80%                 9.83%

    Lehman Brothers Aggregate Bond Index+#                             4.10%                 6.62%                 6.95%

    Standard & Poor's 500 Stock Index+*                               28.67%               (0.57)%                11.06%

    Lipper Balanced Fund Average**                                    19.08%                 2.34%                 8.08%

    ------
    +  Source: Standard & Poor's Micropal, Inc.
    #  The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
    *  The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Balanced Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    28:  UTILITIES SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests generally are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region.
    Companies in the utilities industry include:

    o Companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services.

    o Companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

    o  the current regulatory environment;

    o  the strength of the company's management team; and

    o the company's growth prospects and valuation relative to its long-term potential.

      Equity securities purchased by the series may consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

      As noted above, the series' investments in equity securities may include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o  a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS.   The series invests in securities which pay a
    fixed interest rate. These securities may include:

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds.

    o Mortgage-backed securities and asset- backed securities, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    FOREIGN  SECURITIES.   The series invests in foreign securities (including
    emerging markets securities) such as:

    o  Equity securities of foreign companies in the utilities industry.

    o  Fixed income securities of foreign companies in the utilities industry.

    o  Fixed income securities issued by foreign governments.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Concentration Risk: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

       >  Risks of increases in fuel and other operating costs

       > Restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations

       >  Coping with the general effects of energy conservation

       > Technological innovations which may render existing plants, equipment or products obsolete

       >  The potential impact of natural or man- made disasters

       > Difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions

       > The high cost of obtaining financing during periods of inflation or industry turmoil

       > Difficulties of the capital markets in absorbing utility debt and equity securities

       >  Increased competition.

    o Regulation and Deregulation: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and greater volatility in those companies' securities prices.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of pincipal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liqudity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage-Backed and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             o When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

             o When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1994                          (4.95)%
              1995                          32.36%
              1996                          20.37%
              1997                          32.71%
              1998                          17.54%
              1999                          31.30%
              2000                           7.00%
              2001                         (24.34)%
              2002                         (23.87)%
              2003                          36.26%

    During the period shown in the bar chart the highest quarterly return was 21.57% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.58)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on January 16, 1993, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    .....................................................................................................................
                                                                1 Year                  5 Years                 10 Years
    Initial Class                                                36.26%                    1.97%                   10.05%

    Service Class                                                36.03%                    1.85%                    9.98%

    Standard & Poor's 500 Utilities Index+#                      26.26%                  (2.57)%                    4.51%

    Lipper Utility Fund Average##                                22.68%                  (1.05)%                    6.60%

    ------
    +  Source: Standard & Poor's Micropal, Inc.
    #  The Standard & Poor's 500 Utilities Index measures the performance of the utilities sector.
    ## The Lipper Utility Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    29:  VALUE SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation and reasonable income. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the series' investment adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

    o  They are temporarily out of favor in the market due to:

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry

    o  The market has overlooked them.

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The fund may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Interest Rate Risk: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these stocks at prevailing market prices.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

              1999                           7.05%
              2000                          30.25%
              2001                          (7.46)%
              2002                         (13.58)%
              2003                          25.31%

    During the period shown in the bar chart, the highest quarterly return was 14.80% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.53)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
    ....................................................................................................................
                                                                1 Year                  5 Years                    Life*
    Initial Class                                                25.31%                    6.92%                    7.01%

    Service Class                                                25.09%                    6.80%                    6.90%

    Russell 1000 Value Index+#                                   30.03%                    3.56%                    3.65%

    Lipper Equity Income Fund Average##                          26.11%                    2.76%                    2.61%

    ------
    *  For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2003. Index and Lipper average returns are from May 1, 1998.
    +  Source: Standard & Poor's Micropal, Inc.
    #  The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks.
    ## The Lipper Equity Income Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the ongoing expenses of the series you incur through your Variable Contract. These expenses do not take into account the fees and expenses imposed by your Variable Contract through which an investment in a series is made.

                                                         INITIAL CLASS

    ANNUAL OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                                                          CAPITAL       CAPITAL         CORE
                                                                              BOND      APPRECIATION  OPPORTUNITIES    EQUITY
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                              ---          ------        ------        ------
Management Fee ...........................................................    0.60%         0.75%         0.75%         0.75%
Other Expenses(1) ........................................................    0.09%         0.07%         0.09%         0.15%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.69%         0.82%         0.84%         0.90%

                                                                                          EMERGING
                                                                            EMERGING      MARKETS        GLOBAL        GLOBAL
                                                                             GROWTH        EQUITY     GOVERNMENTS      GROWTH
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                              ---           ---           ---          -----
Management Fee ...........................................................    0.73%         1.05%(4)      0.75%         0.90%(4)
Other Expenses(1) ........................................................    0.08%         0.40%         0.20%         0.21%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.81%         1.45%         0.95%         1.11%

                                                                             GLOBAL
                                                                             TOTAL       GOVERNMENT       HIGH
                                                                             RETURN      SECURITIES      YIELD
                                                                             SERIES        SERIES        SERIES
                                                                             -----         -----         -----
Management Fee ...........................................................    0.75%         0.55%         0.75%
Other Expenses(1) ........................................................    0.19%         0.07%         0.08%
                                                                              -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.94%         0.62%         0.83%


                                                                                                                   MASSACHUSETTS
                                                                                                                     INVESTORS
                                                                         INTERNATIONAL INTERNATIONAL    MANAGED        GROWTH
                                                                             GROWTH        VALUE        SECTORS        STOCK
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                             ------        ------        ------        ------
Management Fee ...........................................................    0.90%(4)      0.90%(4)      0.75%         0.75%
Other Expenses(1) ........................................................    0.27%         0.30%         0.09%         0.08%
                                                                             ------        ------         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.17%         1.20%         0.84%         0.83%


                                                                         MASSACHUSETTS
                                                                           INVESTORS      MID CAP       MID CAP        MONEY
                                                                             TRUST         GROWTH        VALUE         MARKET
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                             ------        -----         -----         -----
Management Fee ...........................................................    0.55%         0.75%         0.75%         0.50%
Other Expenses(1) ........................................................    0.06%         0.15%         1.07%         0.07%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.61%         0.90%         1.82%         0.57%
Fee Reductions(2) ........................................................      N/A           N/A       (0.82)%           N/A
                                                                              -----         -----         -----         -----
Net Expenses(1) ..........................................................    0.61%         0.90%         1.00%         0.57%


                                                                              NEW                       RESEARCH
                                                                           DISCOVERY      RESEARCH    INTERNATIONAL
                                                                             SERIES        SERIES        SERIES
                                                                             -----          ----         ------
Management Fee ...........................................................    0.90%         0.72%         0.90%(4)
Other Expenses(1) ........................................................    0.10%         0.08%         0.30%
                                                                              -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.00%         0.80%         1.20%

                                                                           STRATEGIC     STRATEGIC     STRATEGIC
                                                                             GROWTH        INCOME        VALUE       TECHNOLOGY
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                             -----         -----         -----         -----
Management Fee ...........................................................    0.75%         0.75%         0.75%         0.75%
Other Expenses(1) ........................................................    0.16%         0.15%         0.84%         0.33%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.91%         0.90%         1.59%         1.08%
Fee Reductions(2) ........................................................      N/A           N/A       (0.59)%       (0.08)%
                                                                              -----         -----         -----         -----
Net Expenses(1) ..........................................................    0.91%         0.90%         1.00%         1.00%

                                                                             TOTAL
                                                                             RETURN      UTILITIES       VALUE
                                                                             SERIES        SERIES        SERIES
                                                                              ----          ----          ----
Management Fee ...........................................................    0.66%         0.75%         0.75%
Other Expenses(1) ........................................................    0.05%         0.09%         0.09%
                                                                              -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.71%         0.84%         0.84%

                                                         SERVICE CLASS

    ANNUAL OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                                                          CAPITAL       CAPITAL         CORE
                                                                              BOND      APPRECIATION  OPPORTUNITIES    EQUITY
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                              ---          ------        ------        ------
Management Fee ...........................................................    0.60%         0.75%         0.75%         0.75%
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.09%         0.07%         0.09%         0.15%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.94%         1.07%         1.09%         1.15%

                                                                                          EMERGING
                                                                            EMERGING      MARKETS        GLOBAL        GLOBAL
                                                                             GROWTH        EQUITY     GOVERNMENTS      GROWTH
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                              ---           ---          -----         ------
Management Fee ...........................................................    0.73%         1.05%(4)      0.75%         0.90%(4)
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.08%         0.40%         0.20%         0.21%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.06%         1.70%         1.20%         1.36%

                                                                             GLOBAL
                                                                             TOTAL       GOVERNMENT       HIGH
                                                                             RETURN      SECURITIES      YIELD
                                                                             SERIES        SERIES        SERIES
                                                                             -----         -----         -----
Management Fee ...........................................................    0.75%         0.55%         0.75%
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.19%         0.07%         0.08%
                                                                              -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.19%         0.87%         1.08%

                                                                                                                    MASSACHUSETTS
                                                                                                                      INVESTORS
                                                                          INTERNATIONAL INTERNATIONAL   MANAGED        GROWTH
                                                                             GROWTH        VALUE        SECTORS        STOCK
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                             ------        ------        ------        ------
Management Fee ...........................................................    0.90%(4)      0.90%(4)      0.75%         0.75%
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.27%         0.30%         0.09%         0.08%
                                                                             ------        ------         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.42%         1.45%         1.09%         1.08%

                                                                         MASSACHUSETTS
                                                                           INVESTORS      MID CAP       MID CAP        MONEY
                                                                             TRUST         GROWTH        VALUE         MARKET
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                             ------        -----         -----         -----
Management Fee ...........................................................    0.55%         0.75%         0.75%         0.50%
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.06%         0.15%         1.07%         0.07%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.86%         1.15%         2.07%         0.82%
Fee Reductions(2) ........................................................      N/A           N/A       (0.82)%           N/A
                                                                              -----         -----         -----         -----
Net Expenses(1) ..........................................................    0.86%         1.15%         1.25%         0.82%

                                                                              NEW                       RESEARCH
                                                                           DISCOVERY      RESEARCH    INTERNATIONAL
                                                                             SERIES        SERIES        SERIES
                                                                             -----          ----         ------
Management Fee ...........................................................    0.90%         0.72%         0.90%(4)
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.10%         0.08%         0.30%
                                                                              -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.25%         1.05%         1.45%

                                                                           STRATEGIC     STRATEGIC     STRATEGIC
                                                                             GROWTH        INCOME        VALUE       TECHNOLOGY
                                                                             SERIES        SERIES        SERIES        SERIES
                                                                             -----         -----         -----         -----
Management Fee ...........................................................    0.75%         0.75%         0.75%         0.75%
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.16%         0.15%         0.84%         0.33%
                                                                              -----         -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    1.16%         1.15%         1.84%         1.33%
Fee Reductions(2) ........................................................      N/A           N/A       (0.59)%       (0.08)%
                                                                              -----         -----         -----         -----
Net Expenses(1) ..........................................................    1.16%         1.15%         1.25%         1.25%

                                                                             TOTAL
                                                                             RETURN      UTILITIES       VALUE
                                                                             SERIES        SERIES        SERIES
                                                                              ----          ----          ----
Management Fee ...........................................................    0.66%         0.75%         0.75%
Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
Other Expenses(1) ........................................................    0.05%         0.09%         0.09%
                                                                              -----         -----         -----
Total Annual Series Operating Expenses(1) ................................    0.96%         1.09%         1.09%

    ------

    (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Series
        Operating Expenses" would be lower for certain series, and would equal:

                                                                                             INITIAL CLASS         SERVICE CLASS

Capital Appreciation Series ..............................................................       0.81%                 1.06%
Core Equity Series .......................................................................       0.89%                 1.14%
Massachusetts Investors Growth Stock Series ..............................................       0.82%                 1.07%
Strategic Income Series ..................................................................       0.89%                 1.14%

    (2) MFS has contractually agreed to bear the expenses of each of the Mid Cap Value Series, the Strategic Value Series and
        the Technology Series such that "Other Expenses," after taking into account the expense offset and directed brokerage arrangements described above, do not exceed 0.25% annually. These contractual fee arrangements will continue until at least May 1, 2005, unless earlier terminated or modified with the approval of the Board of Trustees which oversees the series.
    (3) Each series has a distribution plan for service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
    (4) Management fees have been restated using current fees as if they had been in effect during the series' previous fiscal year. See "Management of the Series" below for additional information.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed under the Variable Contracts through which an investment in a series is made.

    The examples assume that:

    o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The series' operating expenses remain the same, except that, with respect to the Mid Cap Value Series, the Strategic Value Series and the Technology Series, the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                                                 PERIOD
                                                                           ---------------------------------------------------
SERIES                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------
Bond Series
    Initial Class                                                             $ 70         $221        $  384       $  859
    Service Class                                                               96          300           520        1,155

Capital Appreciation Series
    Initial Class                                                               84          262           455        1,014
    Service Class                                                              109          340           590        1,306

Capital Opportunities Series
    Initial Class                                                               86          268           466        1,037
    Service Class                                                              111          347           601        1,329

Core Equity Series
    Initial Class                                                               92          287           498        1,108
    Service Class                                                              117          365           633        1,398

Emerging Growth Series
    Initial Class                                                               83          259           450        1,002
    Service Class                                                              108          337           585        1,294

Emerging Markets Equity Series
    Initial Class                                                              148          459           792        1,735
    Service Class                                                              173          536           923        2,009

Global Governments Series
    Initial Class                                                               97          303           526        1,166
    Service Class                                                              122          381           660        1,455

Global Growth Series
    Initial Class                                                              113          353           612        1,352
    Service Class                                                              138          431           745        1,635

Global Total Return Series
    Initial Class                                                               96          300           520        1,155
    Service Class                                                              121          378           654        1,443

Government Securities Series
    Initial Class                                                               63          199           346          774
    Service Class                                                               89          278           482        1,073

High Yield Series
    Initial Class                                                               85          265           460        1,025
    Service Class                                                              110          343           595        1,317

International Growth Series
    Initial Class                                                             $119         $372        $  644       $1,420
    Service Class                                                              145          449           776        1,702

International Value Series
    Initial Class                                                              122          381           660        1,455
    Service Class                                                              148          459           792        1,735

Managed Sectors Series
    Initial Class                                                               86          268           466        1,037
    Service Class                                                              111          347           601        1,329

Massachusetts Investors Growth Stock Series
    Initial Class                                                               85          265           460        1,025
    Service Class                                                              110          343           595        1,317

Massachusetts Investors Trust Series
    Initial Class                                                               62          195           340          762
    Service Class                                                               88          274           477        1,061

Mid Cap Growth Series
    Initial Class                                                               92          287           498        1,108
    Service Class                                                              117          365           633        1,398

Mid Cap Value Series
    Initial Class                                                              102          493           909        2,070
    Service Class                                                              127          570         1,038        2,335

Money Market Series
    Initial Class                                                               58          183           318          714
    Service Class                                                               84          262           455        1,014

New Discovery Series
    Initial Class                                                              102          318           552        1,225
    Service Class                                                              127          397           686        1,511

Research Series
    Initial Class                                                               82          255           444          990
    Service Class                                                              107          334           579        1,283

Research International Series
    Initial Class                                                              122          381           660        1,455
    Service Class                                                              148          459           792        1,735

Strategic Growth Series
    Initial Class                                                               93          290           504        1,120
    Service Class                                                              118          368           638        1,409

Strategic Income Series
    Initial Class                                                               92          287           498        1,108
    Service Class                                                              117          365           633        1,398

Strategic Value Series
    Initial Class                                                              102          444           810        1,839
    Service Class                                                              127          521           941        2,110

Technology Series
    Initial Class                                                             $102         $336         $588        $1,310
    Service Class                                                              127          414           721        1,594

Total Return Series
    Initial Class                                                               73          227           395          883
    Service Class                                                               98          306           531        1,178

Utilities Series
    Initial Class                                                               86          268           466        1,037
    Service Class                                                              111          347           601        1,329

Value Series
    Initial Class                                                               86          268           466        1,037
    Service Class                                                              111          347           601        1,329

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Series Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division (see back cover for address and phone number).

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager(s) and MFS' large group of equity research analysts.

      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented series as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective.

o   ACTIVE OR FREQUENT TRADING

    Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

---------------------------
IV MANAGEMENT OF THE SERIES
---------------------------

o   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the series' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $147.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee based on the series' average daily net assets.

      For the fiscal year ended December 31, 2003, each series paid MFS an effective management fee rate as set forth under "Expense Summary -- Expense Table" above, except for the following series, which paid MFS an effective management fee for this period as follows:
                                                                  EFFECTIVE
                                                                 MANAGEMENT
                                                                 FEE -- FYE
          SERIES                                                    2003
           ----                                                  ----------
          Capital Opportunities Series ............................0.73%
          Emerging Growth Series ..................................0.71%
          Emerging Markets Equity Series ..........................1.25%
          International Growth Series ............................0.975%
          International Value Series .............................0.975%
          Research Series .........................................0.70%
          Research International Series ...........................1.00%
          Total Return Series .....................................0.65%

      The management fee set forth in the series' Investment Advisory Agreement, as a percentage of such series' average daily net assets, equals its effective fee as set forth under "Expense Summary -- Expense Table" above, except for the following series:

                                                                               CONTRACTUAL
                                                                                MANAGEMENT
          SERIES                                                                   FEE
           ----                                                                 ----------

Capital Appreciation Series .......................................0.75%  of  first  $1  billion,  0.675% of next $500 million, and
                                                                   0.65% in excess of $1.5 billion
Capital Opportunities Series ......................................0.75%  of  first  $1  billion,  0.675% of next $500 million, and
                                                                   0.65% in excess of $1.5 billion
Emerging Growth Series ............................................0.75% of first $300 million and 0.675% in excess of $300 million
Emerging Markets Equity Series(1) .................................1.05% up to $500 million; and 1.00% in excess of $500 million

Global Governments Series
Global Total Return Series
Managed Sectors Series and
Utilities Series ..................................................0.75%  of  first  $300  million,  and  0.675%  in excess of $300 million

Global Growth Series(1) ...........................................0.90%  up  to $1 billion; 0.75% in excess of $1 billion up to $2 billion; and 0.65% in excess of $2 billion
International Growth Series(1) ....................................0.90%  up  to $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% in excess of $2 billion
International Value Series(1) .....................................0.90%  up  to $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% in excess of $2 billion
Research International Series(1) ..................................0.90%  up  to $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% in excess of $2 billion
Total Return Series ...............................................0.75%  of  first  $300 million, 0.675% in excess of $300 million but less than $1 billion, and 0.600% in excess of $1 billion

(1) Effective January 1, 2004, the Investment Advisory Agreement for the series was amended to reduce the management fees paid by the series to MFS. The series' management fee set forth in the Investment Advisory Agreement (based on average daily net assets) before January 1, 2004, was:

                                                                           CONTRACTUAL MANAGEMENT
                                                                                FEE PRIOR TO
              SERIES                                                          JANUARY 1, 2004
               ----                                                        -----------------------
    Emerging Markets Equity Series .................................    1.25%

    Global Growth Series ...........................................    0.90%

    International Growth Series and International Value Series .....    0.975% of first $500 million and 0.925% in excess of $500
                                                                        million

    Research International Series ..................................    1.00%

    MFS has contractually agreed to reduce its management fee for the High Yield Series and the Massachusetts Investors Growth Series such that each series' management fee would be 0.70% for such series assets in excess of $1 billion. These contractual fee arrangements will continue until at least May 1, 2005, and may be rescinded only upon approval of the series' Board of Trustees.

o   PORTFOLIO MANAGEMENT

    Set forth below is a discussion of who manages each series. Where a series is managed by a team of portfolio managers, note that members of the team may change from time to time, and a current list of team members is available by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for telephone number).

             SERIES                                            PORTFOLIO MANAGEMENT
             ------                                            --------------------

Bond Series                        This  series  is  managed  by  William J. Adams, a Vice President of MFS. Mr.
                                   Adams  has been employed by MFS in the investment management area since 1997.
                                   Mr. Adams has been a portfolio manager of the series since July 2000.

Capital Appreciation Series        This series is managed by Gregory Locraft, an MFS Vice President. Mr. Locraft
                                   became  the  portfolio  manager of the series effective October 31, 2003, and has been employed in the investment management area of MFS since 1998.

Capital Opportunities Series       This  series is managed by a team of portfolio managers comprised of S. Irfan
                                   Ali  and  Kenneth  J.  Enright,  each  an  MFS  Senior  Vice President. These individuals  have been the series' portfolio managers since October 2002, and they  have been employed in the MFS investment management area since: Mr. Ali
                                   - 1993 and Mr. Enright - 1986.

Emerging Growth Series             This  series is managed by a team of portfolio managers comprised of David E.
                                   Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, an MFS Vice
                                   President. These individuals have each been a portfolio manager of the series since:  Mr.  Sette-Ducati  -  January 2001 and Mr. Fischman - April 2002, and
                                   they  have  been  employed  in  the MFS investment management area since: Mr.
                                   Sette-Ducati  -  1995  and  Mr.  Fischman  -  2000. Prior to joining MFS, Mr.
                                   Fischman  was  an  equity  research  analyst  for  State  Street Research and
                                   Management Company.

Emerging Markets Equity Series     This  series  is  managed  by  Nicholas Smithie, a Vice President of MFS. Mr.
                                   Smithie has been employed in the investment management area of MFS since 1998 and became the portfolio manager of the series in August 2002.

Global Governments Series          This series is managed by Matthew W. Ryan, a Vice President of MFS. Mr. Ryan has been the portfolio manager of the series since September 2002, and has been employed in the investment management area of MFS since 1997.

Global Growth Series               This series is managed by a team of portfolio managers comprised of Barry Dargan, a Senior
                                   Vice President of MFS, and Nicholas Smithie, a Vice President of MFS. These individuals have each been a portfolio manager of the series since: Mr. Dargan - October 31, 2003 and
                                   Mr. Smithie - August 2002, and they have been employed in the MFS investment management area since: Mr. Dargan - 1996 and Mr. Smithie - 1998.

Global Total Return Series         This series is managed by a team of portfolio managers comprised of Steven R. Gorham and
                                   Barnaby Wiener, MFS Senior Vice Presidents, and Matthew Ryan, MFS Vice President. These
                                   individuals have been the series' portfolio managers since: Mr. Gorham - 2000, Mr. Wiener -
                                   January 2003 and Mr. Ryan - September 2002, and they have been employed in the MFS investment management area since: Mr. Gorham - 1992, Mr. Wiener - 1998 and Mr. Ryan - 1997.
                                   Messrs. Gorham and Wiener are managers of the common stock portion of the series' portfolio and Mr. Ryan is the manager of the fixed income portion of the series' portfolio.

Government Securities Series       This series is managed by the MFS Fixed Income Strategy Group, a team of portfolio managers comprised of James J. Calmas, Joseph C. Flaherty, Jr., Michael W. Roberge, James T.
                                   Swanson, and Peter C. Vaream, each an MFS Senior Vice President, and Matthew W. Ryan, an
                                   MFS Vice President. These individuals have been the series' portfolio managers since March
                                   2002, except Mr. Flaherty who joined the team in August 2003, and have been employed in the
                                   MFS investment management area since: Mr. Calmas - 1988, Mr. Flaherty - 1993, Mr. Roberge -
                                   1996, Mr. Swanson - 1985, Mr. Vaream - 1992 and Mr. Ryan - 1997.

High Yield Series                  This series is managed by John Addeo, a Vice President of MFS. Mr. Addeo has been the portfolio manager of the series since April 2004, and has been employed in the investment management area of MFS since 1998.

International Growth Series        This series is managed by Barry P. Dargan, a Vice President of the adviser. Mr. Dargan has been the portfolio manager of the series since April 2001, and has been employed in the investment management area of MFS since 1996.

International Value Series         This series is managed by Barnaby Wiener, an MFS Senior Vice President, who has been the series' portfolio manager since January 2003, and has been employed in the MFS investment management area since 1998.

Managed Sectors Series             This series is managed by a team of portfolio managers comprised of Stephen Pesek and S.
                                   Irfan Ali, each an MFS Senior Vice President, and Margaret W. Adams, an MFS Vice President.
                                   These individuals have been the series' portfolio managers since August 2002. They have been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali -
                                   1993, and Ms. Adams - 2000. Prior to joining MFS, Ms. Adams had eleven years of portfolio management and investment-related experience at J.P. Morgan & Co. Ms. Adams coordinates the overall investment process of this series.

Massachusetts Investors Growth     This series is managed by a team of portfolio managers comprised of Stephen Pesek and
  Stock Series                     S.  Irfan  Ali,  each  an MFS Senior Vice President, and Gregory Locraft, an MFS Vice
                                   President. These individuals have each been a portfolio manager of the series since: Mr.
                                   Pesek - 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003, and they have each been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

Massachusetts Investors Trust      This  series is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr.
  Series                           Laupheimer has been the series' portfolio manager since 1993 and has been employed in the MFS investment management area since 1981. Effective on or about June 30, 2004, T.
                                   Kevin Beatty will manage the series with Mr. Laupheimer, Mr. Beatty, an MFS Vice President, has been employed in the MFS investment management area since 2002. Prior to joining MFS,
                                   Mr. Beatty was an investment research analyst at Fleet Investment Advisors.

Mid Cap Growth Series              This series is managed by a team of portfolio managers comprised of David Sette- Ducati, an
                                   MFS Senior Vice President, and Eric B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Sette- Ducati - March 2001 and
                                   Mr. Fischman - April 2002 and they have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

Mid Cap Value Series               This series is managed by Constantinos G. Mokas, a Senior Vice President of MFS. Mr. Mokas
                                   has been the portfolio manager of the series since its inception and has been employed in the investment management area of MFS since 1990.

New Discovery Series               This series is managed by a team of portfolio managers comprised of Donald F. Pitcher, Jr.
                                   and Robert A. Henderson, each an MFS Senior Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pitcher - June 2002 and Mr. Henderson -
                                   April 2002 and they have been employed in the MFS investment management area since: Mr.
                                   Pitcher - 1971 and Mr. Henderson - 1996. Effective on or about June 30, 2004, Thomas H.
                                   Wetherald will replace Mr. Pitcher on the management team. Mr. Wetherald, an MFS Vice
                                   President, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier
                                   Advisors.

Research, Core Equity,             These series are managed by a committee of equity research analysts.
  and Research
  International Series

Strategic Growth Series            This series is managed by S. Irfan Ali, a Senior Vice President of MFS. Mr. Ali has been the portfolio manager of the series since its inception. Mr. Ali has been employed in the investment management area of MFS since 1993.

Strategic Income Series            This series is managed by William J. Adams, a Vice President of MFS. Mr. Adams has been the portfolio manager of the series since February 2004, and has been employed in the investment management area of MFS since 1997.

Strategic Value Series             This series is managed by Kenneth J. Enright, a Senior Vice President of MFS. Mr. Enright
                                   has been the portfolio manager of the series since its inception, and has been employed in the investment management area of MFS since 1986.

Technology Series                  This series is managed by Daniel G. Scherman, a Vice President of MFS. Mr. Scherman has
                                   been a member of the series' management team since May 1, 2002, and has been employed in the MFS investment management area since 1992. In selecting securities for the series, Mr.
                                   Scherman takes into account recommendations derived through fundamental research from an
                                   MFS' team of equity research analysts, and makes investment decisions based, in part, on quantitative analysis of these recommendations.

Total Return Series                This series is managed by a team of portfolio managers headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B.
                                   Nurme, each an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President, each a portfolio manager of the series' equity portion, along with Michael W. Roberge, an MFS
                                   Senior Vice President, and William J. Adams, an MFS Vice President and each a portfolio manager of the series' fixed income securities. These individuals have been the series'
                                   portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - January
                                   2002, Mr. Mokas - 1998, Ms. Nurme - 1995, Mr. Roberge - August 2002 and Mr. Adams and Mr.
                                   Taylor - February 2004, and have been employed in the MFS investment management area since:
                                   Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme -
                                   1987, Mr. Roberge and Mr. Taylor - 1996 and Mr. Adams - 1997. Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Effective on or about June 30,
                                   2004, Alan T. Largsner will join the management team of the series. Mr. Largsner, an MFS
                                   Vice President has been employed in the MFS investment management area since 1999.

Utilities Series                   This series is managed by Maura A. Shaughnessy, a Senior Vice President of MFS. Ms.
                                   Shaughnessy has been the portfolio manager of the series since November 1993, and has been employed in the investment management area of MFS since 1991.

Value Series                       This series is managed by Lisa B. Nurme and Steven R. Gorham, Senior Vice Presidents of
                                   MFS. Ms. Nurme has been a portfolio manager of the series since 1998, and has been employed in the investment management area of MFS since 1987. Mr. Gorham has been a portfolio manager of the series since January 2002, and has been employed in the investment management area of MFS since 1992. Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Upon Ms. Nurme's retirement, Mr. Gorham will assume sole responsibility for managing the series.

o   ADMINISTRATOR

    MFS provides the series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the series for a portion of the costs it incurs in providing these services.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, has contracted to perform transfer agency and certain other services for the series, for which it is entitled to receive compensation from the series.

-----------------------
V DESCRIPTION OF SHARES
-----------------------

    The Series Fund offers initial class and service class shares of each of its series to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company in order to serve as investment vehicles for Variable Contracts. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, which are the record owners of the shares. Contract holders seeking to purchase, redeem or exchange interests in a series' shares should consult with the insurance company who issued their contract. To determine which share class you are eligible to purchase, please see your Variable Contract prospectus.

-----------------------------------------
VI DISTRIBUTION FEES AND SUPPORT PAYMENTS
-----------------------------------------

    Each series has a plan with respect to service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. These annual distribution fees are paid to MFS and equal 0.25% annually, and are paid out of the assets of each series' service class shares. Over time, these fees will increase the cost of your shares and may cost investors more than paying other types of sales charges.

      The insurance company or financial intermediary through which your investment in the series is made may receive all or a portion of the Rule 12b-1 fees described above. In addition, MFS Fund Distributors, Inc. or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies and plan sponsors (including affiliates) to whom shares of the series are offered (collectively, "Record Owners") in recognition of their marketing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus. In the case of any one Record Owner, marketing and administrative support payments will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. To the extent permitted by Securities and Exchange Commission and National Association of Securities Dealers rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owner.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF SERIES SHARES

    The price of each class of each series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

      To determine net asset value, each series, except for Money Market Series, values it assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. The Money Market Series values its assets at amortized cost.

      Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem such shares.

      Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company are the designees of the Series Fund for receipt of purchase, exchange and redemption orders from contract holders. An order submitted to the Series Fund's designee by the valuation time will receive the net asset value next calculated, provided that the Series Fund receives notice of the order generally by 9:30 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

      It is expected that the Money Market Series will have a positive net income at the time of each determination of net income. If for any reason net income is a negative amount, the Money Market Series may first offset the negative amount against the dividends declared during the month and may then, to the extent necessary, reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Money Market Series that number of full and fractional shares in the account of such shareholder which represents his or her proportion of the negative amount. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Money Market Series. This procedure will permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share. There can be no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share, other than by such offset of dividends or reduction in the number of shares in a shareholder account.

o   DISTRIBUTIONS

    Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders as dividends at least annually.

      The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. Any realized net capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    Each series of the Series Fund is treated as a separate corporation for federal income tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each has done in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

      Shares of each series are offered to insurance company separate accounts. You should consult with the insurance company which issued your contract and with your own tax adviser to understand the tax treatment of your investment.

o   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

    Purchases and exchanges should be made primarily for investment purposes. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading (e.g., trading, which in the reasonable judgment of the series' or its agents, may distrupt portfolio investment strategies or otherwise adversely affect the series) and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

o   EXCESSIVE TRADING POLICIES

    Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

o   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

    Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series. The insurance company through which you purchased your Variable Contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your Variable Contract for details.

o   EXCESSIVE TRADING RISKS

    To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

      For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series' valuation time. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

      For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/ or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

o   IN-KIND DISTRIBUTIONS

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

o   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by a series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

o   POTENTIAL CONFLICTS

    Shares of the series may be offered to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company to fund benefits under Variable Contracts. The series do not anticipate any disadvantage to contract owners arising out of its simultaneous funding of both variable annuity and variable life insurance contracts. A conflict could occur due to a change in laws affecting the operation of variable life and/or variable annuity separate accounts or for some other reason. The Board of Trustees of the series intends to monitor events in order to identify any material conflicts among the interests of variable annuity contract owners and the interests of variable life insurance contract owners and to determine what action, if any, should be taken in response. In addition, if Sun Life Assurance Company of Canada (U.S.), its affiliates or New England Life Insurance Company believe that a series' response to any such events or conflicts is insufficient to protect contract owners, they will take additional appropriate action. Such action might include withdrawal by one or more separate accounts of their investment in a series which could force the series to liquidate portfolio securities at disadvantageous prices.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand a series' financial performance for the past five years (or life of a series or a particular class, if shorter). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns. This information has been audited by the Series Fund's independent auditors, whose report, together with the Series Fund's financial statements, are included in the Series Fund's annual report to shareholders. A series' annual report is available upon request by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The Series Fund's independent auditors are Deloitte & Touche LLP.

BOND SERIES
..............................................................................................................................
                                                                       Year Ended December 31,
                                                   --------------------------------------------------------------------------
INITIAL CLASS SHARES                                   2003           2002            2001            2000           1999
                                                   -----------     -----------     -----------     -----------    -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of
period .......................................     $     11.85     $     11.34     $     10.91     $     10.36    $     10.69
                                                   -----------     -----------     -----------     -----------    -----------

Income from investment operations#(S) --
  Net investment income ......................     $      0.62     $      0.66     $      0.65     $      0.71    $      0.67
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency .................................            0.51            0.37            0.19            0.30          (0.85)
                                                   -----------     -----------     -----------     -----------    -----------
    Total from investment operations .........     $      1.13     $      1.03     $      0.84     $      1.01    $     (0.18)
                                                   -----------     -----------     -----------     -----------    -----------

Less distributions declared to shareholders --
  From net investment income .................     $     (0.59)    $     (0.45)    $     (0.41)    $     (0.46)   $     (0.10)
  From net realized gain on
    investments and foreign currency
    transactions .............................            --             (0.03)           --              --            (0.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions .............................            --             (0.04)           --              --            (0.00)+++
                                                   -----------     -----------     -----------     -----------    -----------
    Total distributions declared to
      shareholders ...........................     $     (0.59)    $     (0.52)    $     (0.41)    $     (0.46)   $     (0.15)
                                                   -----------     -----------     -----------     -----------    -----------
Net asset value -- end of period .............     $     12.39     $     11.85     $     11.34     $     10.91    $     10.36
                                                   ===========     ===========     ===========     ===========    ===========
Total return(+) ..............................            9.72%           9.53%           7.85%          10.18%         (1.69)%
Ratios (to average net assets)/
Supplemental data:
  Expenses## .................................            0.69%           0.68%           0.71%           0.72%          0.72%
  Net investment income(S) ...................            5.10%           5.87%           5.80%           6.85%          6.37%
Portfolio turnover ...........................              96%            130%            236%            252%           267%
Net assets at end of period (000 Omitted) ....     $   199,735     $   211,757     $   170,392     $    75,961    $    52,141

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each
period):
Net asset value -- beginning of
period .......................................     $     11.81     $     11.32     $     11.19
                                                   -----------     -----------     -----------

Income from investment
operations#(S) --
  Net investment income ......................     $      0.57     $      0.63     $      0.22
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency .....................            0.53            0.38           (0.09)
                                                   -----------     -----------     -----------
    Total from investment operations .........     $      1.10     $      1.01     $      0.13
                                                   -----------     -----------     -----------

Less distributions declared to
shareholders --
  From net investment income .................     $     (0.58)    $     (0.45)    $      --
  From net realized gain on
    investments and foreign
    currency transactions ....................            --             (0.03)           --
  In excess of net realized gain
    on investments and foreign
    currency transactions ....................            --             (0.04)           --
                                                   -----------     -----------     -----------
    Total distributions declared
      to shareholders ........................     $     (0.58)    $     (0.52)    $      --
                                                   -----------     -----------     -----------
Net asset value -- end of period .............     $     12.33     $     11.81     $     11.32
                                                   ===========     ===========     ===========
Total return(+) ..............................            9.43%           9.34%           1.16%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## .................................            0.94%           0.93%           0.96%+
  Net investment income(S) ...................            4.77%           5.62%           5.52%+
Portfolio turnover ...........................              96%            130%            236%
Net assets at end of period (000 Omitted) ....     $    66,091     $    36,960     $    10,468
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change, for both classes, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
    0.13%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

CAPITAL APPRECIATION SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.48      $    19.97      $    41.55      $    54.12     $    45.93
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income (loss) ..................  $     0.01      $    (0.01)     $     0.03      $     0.12     $    (0.07)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        3.86           (6.45)          (8.84)          (5.73)         13.53
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.87      $    (6.46)     $    (8.81)     $    (5.61)    $    13.46
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $     --        $    (0.03)     $    (0.12)     $     --       $     --
  In excess of net investment income ............        --             (0.00)*          --              --             --
  From net realized gain on
    investments and foreign
    currency transactions .......................        --              --            (12.19)          (6.96)         (5.27)
  In excess of net realized gain on investments
   and foreign currency transactions ............        --              --             (0.46)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions
      declared to shareholders ..................  $     --        $    (0.03)     $   (12.77)     $    (6.96)    $    (5.27)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    17.35      $    13.48      $    19.97      $    41.55     $    54.12
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................     28.71%&          (32.39)%        (25.33)%        (11.42)%        32.64%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.82%           0.81%           0.78%           0.75%          0.76%
  Net investment income (loss) ..................        0.07%          (0.05)%          0.12%           0.12%         (0.15)%
Portfolio turnover ..............................         100%             77%            119%            141%            89%
Net assets at end of period (000 Omitted) .......  $  722,980      $  657,634      $1,239,047      $1,813,066     $2,121,575

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001**
                                                   ----------      ----------      ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.44      $    19.95      $    20.45
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.03)     $    (0.04)     $    (0.02)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        3.84           (6.45)          (0.48)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.81      $    (6.49)     $    (0.50)
                                                   ----------      ----------      ----------

Less distributions declared to shareholders --
  From net investment income ....................  $     --        $    (0.02)     $     --
  In excess of net investment income ............        --             (0.00)*          --
                                                   ----------      ----------      ----------
    Total distributions declared to shareholders   $     --        $    (0.02)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    17.25      $    13.44      $    19.95
                                                   ==========      ==========      ==========
Total return(+) .................................     28.35%&          (32.57)%         (2.40)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.07%           1.06%           1.03%+
  Net investment loss ...........................       (0.18)%         (0.24)%         (0.35)%+
Portfolio turnover ..............................         100%             77%            119%
Net assets at end of period (000 Omitted) .......  $   32,177      $   21,652      $   12,183
    ----------
*   Per share amount was less than $0.01.
**  For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
&   The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.28 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 26.63% and 26.26% for Initial Class and Service Class shares, respectively.

CAPITAL OPPORTUNITIES SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.27      $    13.33      $    20.71      $    24.51     $    16.98
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income (loss) ..................  $     0.05      $     0.03      $     0.01         $ --+++        $ --+++
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.57           (4.08)          (4.66)          (0.96)          7.96
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.62      $    (4.05)     $    (4.65)     $    (0.96)    $     7.96
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to
   shareholders --
  From net investment income ....................  $    (0.04)     $    (0.01)     $     --        $     --       $    (0.04)
  From net realized gain on
  investments and foreign currency
  transactions ..................................        --              --             (2.64)          (2.84)         (0.39)
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.09)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.04)     $    (0.01)     $    (2.73)     $    (2.84)    $    (0.43)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    11.85      $     9.27      $    13.33      $    20.71     $    24.51
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       28.30%         (30.41)%        (24.93)%         (4.88)%        47.65%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.84%           0.82%           0.79%           0.79%          0.84%
  Net investment income (loss) ..................        0.50%           0.26%           0.05%          (0.01)%         0.02%
Portfolio turnover ..............................          64%             93%            109%            117%           145%
Net assets at end of period
 (000 Omitted) ..................................  $  269,630      $  251,974      $  501,269      $  688,432     $  437,204

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.24      $    13.31      $    13.93
                                                   ----------      ----------      ----------

Income (loss) from investment
operations# --
  Net investment income (loss) ..................  $     0.03      $     0.01      $    (0.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.55           (4.07)          (0.61)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.58      $    (4.06)     $    (0.62)
                                                   ----------      ----------      ----------
Less distributions declared to
shareholders from net investment
income ..........................................  $    (0.01)     $    (0.01)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    11.81      $     9.24      $    13.31
                                                   ==========      ==========      ==========
Total return(+) .................................       28.00%         (30.54)%         (4.45)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.09%           1.07%           1.04%+
  Net investment income (loss) ..................        0.26%           0.09%          (0.24)%+
Portfolio turnover ..............................          64%             93%            109%
Net assets at end of period (000 Omitted) .......  $   15,116      $   10,913      $    6,732
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

CORE EQUITY SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.92      $    12.70      $    14.62      $    14.44     $    13.39
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.08      $     0.08      $     0.09      $     0.07     $     0.09
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ............................        2.67           (2.78)          (1.67)           0.37           1.01
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.75      $    (2.70)     $    (1.58)     $     0.44     $     1.10
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to
  shareholders --
  From net investment income ....................  $    (0.09)     $    (0.08)     $    (0.06)     $    (0.07)    $    (0.05)
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.25)          (0.19)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.03)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.09)     $    (0.08)     $    (0.34)     $    (0.26)    $    (0.05)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.58      $     9.92      $    12.70      $    14.62     $    14.44
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       27.86%         (21.40)%        (10.91)%          3.09%          8.21%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.90%           0.86%           0.87%           0.88%          0.86%
  Net investment income .........................        0.78%           0.67%           0.66%           0.50%          0.63%
Portfolio turnover ..............................         147%             96%             84%             75%            73%
Net assets at end of period (000 Omitted) .......  $   80,059      $   64,126      $   95,414      $   92,961     $   79,092

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each
period):
Net asset value -- beginning of period ..........  $     9.89      $    12.69      $    12.79
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.06      $     0.05      $     0.01
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        2.65           (2.78)          (0.11)+++
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.71      $    (2.73)     $    (0.10)
                                                   ----------      ----------      ----------
Less distributions declared to
  shareholders from net
  investment income .............................  $    (0.07)     $    (0.07)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    12.53      $     9.89      $    12.69
                                                   ==========      ==========      ==========
Total return(+) .................................       27.49%         (21.59)%         (0.79)%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        1.15%           1.11%           1.12%+
  Net investment income .........................        0.53%           0.49%           0.19%+
Portfolio turnover ..............................         147%             96%             84%
Net assets at end of period (000 Omitted) .......  $    8,920      $    6,428      $    3,155
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

EMERGING GROWTH SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    10.51      $    15.96      $    29.32      $    40.28     $    23.28
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment
operations# --
  Net investment loss ...........................  $    (0.02)     $    (0.02)     $    (0.01)     $    (0.01)    $    (0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        3.33           (5.43)          (9.51)          (7.22)         17.43
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.31      $    (5.45)     $    (9.52)     $    (7.23)    $    17.39
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net realized gain on
    investments and foreign
    currency transactions .......................  $     --        $     --        $    (3.50)     $    (3.73)    $    (0.39)
  In excess of net realized gain
    on investments and foreign
    currency transactions .......................        --              --             (0.34)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared
      to shareholders ...........................  $     --        $     --        $    (3.84)     $    (3.73)    $    (0.39)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    13.82      $    10.51      $    15.96      $    29.32     $    40.28
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................     31.49%&          (34.15)%        (34.57)%        (19.11)%        75.81%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.81%           0.78%           0.76%           0.74%          0.75%
  Net investment loss ...........................       (0.17)%         (0.18)%         (0.07)%         (0.04)%        (0.17)%
Portfolio turnover ..............................         100%            105%            230%            201%           166%
Net assets at end of period (000 Omitted) .......  $  450,707      $  409,015      $  844,779      $1,421,753     $1,444,210

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout the period):
Net asset value -- beginning of period ..........  $    10.47      $    15.94      $    16.32
                                                   ----------      ----------      ----------
Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.05)     $    (0.05)     $    (0.03)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        3.31           (5.42)          (0.35)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.26      $    (5.47)     $    (0.38)
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    13.73      $    10.47      $    15.94
                                                   ==========      ==========      ==========
Total return(+) .................................     31.14%&          (34.32)%         (2.33)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.06%           1.03%           1.01%+
  Net investment loss ...........................       (0.42)%         (0.39)%         (0.48)%+
Portfolio turnover ..............................         100%            105%            230%
Net assets at end of period (000 Omitted) .......  $   18,147      $   11,009      $    6,089
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
&   The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.16 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 30.01% and 29.64% for Initial Class and Service Class shares, respectively.

EMERGING MARKETS EQUITY SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     8.48      $     8.73      $     8.82      $    11.42     $     7.49
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations#(S) --
  Net investment income (loss) ..................  $     0.20      $     0.09      $     0.14      $    (0.01)    $     0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        4.23           (0.24)          (0.23)          (2.59)          3.89
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     4.43      $    (0.15)     $    (0.09)     $    (2.60)    $     3.93
                                                   ----------      ----------      ----------      ----------     ----------
Less distributions declared to
  shareholders from net investment
  income ........................................  $    (0.06)     $    (0.10)     $     --        $     0.00+++  $     --
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.85      $     8.48      $     8.73      $     8.82     $    11.42
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       52.60%          (1.88)%         (1.02)%        (22.76)%        52.47%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.65%           1.49%           1.62%           1.57%          1.60%
  Net investment income(S) ......................        1.99%           1.01%           1.63%          (0.12)%         0.44%
Portfolio turnover ..............................         125%            246%            179%            149%           137%
Net assets at end of period (000 Omitted) .......  $   46,769      $   30,393      $   32,175      $   36,345     $   38,139

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of
period ..........................................  $     8.45      $     8.72      $     8.35
                                                   ----------      ----------      ----------

Income from investment operations#(S)--
  Net investment income .........................  $     0.17      $     0.06      $     0.00+++
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        4.22           (0.23)           0.37
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     4.39      $    (0.17)     $     0.37
                                                   ----------      ----------      ----------
Less distributions declared to
  shareholders from net investment
  income ........................................  $    (0.04)     $    (0.10)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    12.80      $     8.45      $     8.72
                                                   ==========      ==========      ==========
Total return(+) .................................       52.12%          (2.12)%          4.43%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.89%           1.74%           1.87%+
  Net investment income(S) ......................        1.71%           0.70%           0.22%+
Portfolio turnover ..............................         125%            246%            179%
Net assets at end of period (000
Omitted) ........................................  $    5,049      $    2,066%     $      381
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

GLOBAL GOVERNMENTS SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    11.75      $     9.74      $     9.95      $    10.27     $    12.23
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.34      $     0.35      $     0.38      $     0.50     $     0.50
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        1.45            1.66           (0.59)          (0.40)         (1.11)
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     1.79      $     2.01      $    (0.21)     $     0.10     $    (0.61)
                                                   ----------      ----------      ----------      ----------     ----------
Less distributions declared to shareholders --
  From net investment income ....................  $    (0.62)     $     --        $     --        $    (0.42)    $    (1.01)
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --              --              --            (0.34)
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --              --              --            (0.00)+++
  From paid-in capital ..........................        --              --              --             (0.00)+++       --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.62)     $     --        $     --        $    (0.42)    $    (1.35)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.92      $    11.75      $     9.74      $     9.95     $    10.27
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       15.60%          20.64%          (2.11)%          1.22%         (5.18)%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.95%           0.93%           0.98%           0.94%          0.90%
  Net investment income(S) ......................        2.75%           3.36%           3.81%           5.11%          4.55%
Portfolio turnover ..............................         143%            120%             67%            131%           176%
Net assets at end of period (000 Omitted) .......  $   67,472      $   70,163      $   50,189      $   61,441     $   74,318

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    11.71      $     9.73      $     9.98
                                                   ----------      ----------      ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.30      $     0.33      $     0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        1.45            1.65           (0.37)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     1.75      $     1.98      $    (0.25)
                                                   ----------      ----------      ----------
Less distributions declared to
  shareholders from net investment
  income ........................................  $    (0.61)     $     --        $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    12.85      $    11.71      $     9.73
                                                   ==========      ==========      ==========
Total return(+) .................................       15.30%          20.35%          (2.51)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.20%           1.18%           1.23%+
  Net investment income(S) ......................        2.50%           3.03%           3.34%+
Portfolio turnover ..............................         143%            120%             67%
Net assets at end of period (000 Omitted) .......  $    5,355      $    3,969      $      169
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by
    0.40%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the rato of net investment income to average net assets by 0.38%. Per share, ratios, and supplemental data for periods prior to January 1,
    2001 have not been restated to reflect this change in presentation.

GLOBAL GROWTH SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     7.94      $     9.87      $    18.47      $    25.16     $    15.66
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations#(S) --
  Net investment income .........................  $     0.07      $     0.04      $     0.03      $     0.13     $     0.03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.73           (1.95)          (2.97)          (3.15)         10.15
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.80      $    (1.91)     $    (2.94)     $    (3.02)    $    10.18
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.04)     $    (0.02)     $    (0.11)     $    (0.01)    $    (0.04)
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (5.45)          (3.66)         (0.64)
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.10)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to shareholders   $    (0.04)     $    (0.02)     $    (5.66)     $    (3.67)    $    (0.68)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    10.70      $     7.94      $     9.87      $    18.47     $    25.16
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................     35.44%&          (19.36)%        (19.64)%        (13.15)%        67.25%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.11%           1.08%           1.05%           1.04%          1.01%
  Net investment income(S) ......................        0.76%           0.49%           0.28%           0.60%          0.16%
Portfolio turnover ..............................         147%            118%            113%            173%           163%
Net assets at end of period (000 Omitted) .......  $  185,500      $  167,014      $  276,769      $  412,547     $  451,753

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     7.90      $     9.85      $    10.14
                                                   ----------      ----------      ----------

Income (loss) from investment operations#(S) --
  Net investment income (loss) ..................  $     0.04      $     0.02      $    (0.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.72           (1.95)          (0.28)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.76      $    (1.93)     $    (0.29)
                                                   ----------      ----------      ----------
Less distributions declared to
shareholders from net investment income .........  $    (0.02)     $    (0.02)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    10.64      $     7.90      $     9.85
                                                   ==========      ==========      ==========
Total return(+) .................................     35.13%&          (19.62)%         (2.86)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.36%           1.33%           1.30%+
  Net investment income (loss)(S) ...............        0.41%           0.25%          (0.39)%+
Portfolio turnover ..............................         147%            118%            113%
Net assets at end of period (000 Omitted) .......  $    6,792      $    3,724      $    1,360
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
&   The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 34.65% and 34.33% for Initial Class and Service Class Shares, respectively.

GLOBAL TOTAL RETURN SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.11      $    13.28      $    15.74      $    16.65     $    16.61
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.29      $     0.31      $     0.31      $     0.50     $     0.39
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.66           (0.23)          (1.24)          (0.16)          0.90
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.95      $     0.08      $    (0.93)     $     0.34     $     1.29
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.36)     $    (0.25)     $    (0.61)     $    (0.37)    $    (0.52)
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.92)          (0.88)         (0.73)
  In excess of net realized gain on
    investments .................................        --              --             (0.00)**         --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.36)     $    (0.25)     $    (1.53)     $    (1.25)    $    (1.25)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    15.70      $    13.11      $    13.28      $    15.74     $    16.65
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       22.97%           0.58%          (6.17)%          2.28%          8.43%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.94%           0.90%           0.91%           0.91%          0.89%
  Net investment income(S) ......................        2.06%           2.34%           2.19%           3.13%          2.48%
Portfolio turnover ..............................          93%             84%             66%             86%           116%
Net assets at end of period (000 Omitted) .......  $  156,675      $   80,150      $   88,199      $  101,692     $  107,099


                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.08      $    13.28      $    13.58
                                                   ----------      ----------      ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.26      $     0.27      $     0.09
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.63           (0.22)          (0.39)+++
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.89      $     0.05      $    (0.30)
                                                   ----------      ----------      ----------
Less distributions declared to
shareholders from net investment income .........  $    (0.34)     $    (0.25)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    15.63      $    13.08      $    13.28
                                                   ==========      ==========      ==========
Total return(+) .................................       22.53%           0.41%          (2.20)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.19%           1.15%           1.16%+
  Net investment income(S) ......................        1.83%           2.10%           1.82%+
Portfolio turnover ..............................          93%             84%             66%
Net assets at end of period (000 Omitted) .......  $   11,545      $    5,699      $    1,476
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
**  Per share amount was less than $0.01.
+   Annualized.
++  Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by
    0.17%. The effect of the change on the Service Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net asset by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

GOVERNMENT SECURITIES SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.85      $    13.28      $    13.11      $    12.48     $    13.40
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.44      $     0.58      $     0.73      $     0.81     $     0.81
  Net realized and unrealized gain
    (loss) on investments .......................       (0.14)           0.67            0.22            0.62          (1.06)
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     0.30      $     1.25      $     0.95      $     1.43     $    (0.25)
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to
shareholders --
  From net investment income ....................  $    (0.59)     $    (0.68)     $    (0.78)     $    (0.80)    $    (0.67)
  From net realized gain on
    investments .................................       (0.12)           --              --              --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.71)     $    (0.68)     $    (0.78)     $    (0.80)    $    (0.67)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    13.44      $    13.85      $    13.28      $    13.11     $    12.48
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................        2.15%           9.80%           7.47%          12.11%         (1.88)%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.62%           0.60%           0.62%           0.62%          0.61%
  Net investment income(S) ......................        3.22%           4.33%           5.55%           6.47%          6.30%
Portfolio turnover ..............................         144%            157%             97%             70%            83%
Net assets at end of period (000 Omitted) .......  $  629,265      $  877,180      $  696,167      $  567,008     $  510,760


                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.81      $    13.27      $    13.06
                                                   ----------      ----------      ----------

Income from investment operations#(S)
                                                                                   ----------
  Net investment income .........................  $     0.36      $     0.51      $     0.28
  Net realized and unrealized gain
    (loss) on investments .......................       (0.10)           0.71           (0.07)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     0.26      $     1.22      $     0.21
                                                   ----------      ----------      ----------

Less distributions declared to
shareholders --
  From net investment income ....................  $    (0.57)     $    (0.68)     $     --
  From net realized gain on investments .........       (0.12)           --              --
                                                   ----------      ----------      ----------
    Total distributions declared to
      shareholders ..............................  $    (0.69)     $    (0.68)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    13.38      $    13.81      $    13.27
                                                   ==========      ==========      ==========
Total return ....................................        1.87%           9.55%           1.61%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.87%           0.85%           0.87%+
  Net investment income(S) ......................        2.64%           3.86%           5.52%+
Portfolio turnover ..............................         144%            157%             97%
Net assets at end of period (000 Omitted) .......  $  172,578      $  132,071      $   30,174
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by
    0.26%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

HIGH YIELD SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     6.56      $     7.05      $     7.63      $     9.02     $     9.16
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.54      $     0.61      $     0.73      $     0.84     $     0.83
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        0.80           (0.42)          (0.57)          (1.39)         (0.20)
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     1.34      $     0.19      $     0.16      $    (0.55)    $     0.63
                                                   ----------      ----------      ----------      ----------     ----------
Less distributions declared to
shareholders from net investment
income ..........................................  $    (0.63)     $    (0.68)     $    (0.74)     $    (0.84)    $    (0.77)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $     7.27      $     6.56      $     7.05      $     7.63     $     9.02
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       21.44%           2.70%           1.80%          (6.79)%         6.92%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.83%           0.82%           0.84%           0.83%          0.83%
  Net investment income(S) ......................        7.89%           9.15%           9.93%           9.96%          9.10%
Portfolio turnover ..............................          92%             75%             58%             56%            86%
Net assets at end of period (000
Omitted) ........................................  $  360,207      $  305,487      $  367,973      $  333,042     $  355,100


                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     6.53      $     7.04      $     7.09
                                                   ----------      ----------      ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.51      $     0.58      $     0.25
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        0.81           (0.41)          (0.30)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     1.32      $     0.17      $    (0.05)
                                                   ----------      ----------      ----------
Less distributions declared to
  shareholders from net investment
  income ........................................  $    (0.62)     $    (0.68)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $     7.23      $     6.53      $     7.04
                                                   ==========      ==========      ==========
Total return(+) .................................       21.21%           2.37%           1.66++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.08%           1.07%           1.09%+
  Net investment income(S) ......................        7.59%           8.99%           9.55%+
Portfolio turnover ..............................          92%             75%             58%
Net assets at end of period (000 Omitted) .......  $   98,931      $   44,533      $   11,990
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change on the Initial Class for the period ended December 31, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets decreased by 0.01%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

INTERNATIONAL GROWTH SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     8.33      $     9.50      $    11.84      $    13.10     $     9.73
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.06      $     0.06      $     0.06      $     0.12     $     0.06
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        3.14           (1.18)          (1.89)          (1.13)          3.37
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.20      $    (1.12)     $    (1.83)     $    (1.01)    $     3.43
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to
shareholders --
  From net investment income ....................  $    (0.07)     $    (0.05)     $    (0.07)     $    (0.04)    $    (0.06)
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.42)          (0.21)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.02)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.07)     $    (0.05)     $    (0.51)     $    (0.25)    $    (0.06)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    11.46      $     8.33      $     9.50      $    11.84     $    13.10
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       38.67%         (11.88)%        (15.91)%         (7.80)%        35.24%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.24%           1.23%           1.23%           1.24%          1.23%
  Net investment income .........................        0.67%           0.70%           0.58%           0.94%          0.59%
Portfolio turnover ..............................          89%            119%            108%             71%            88%
Net assets at end of period (000 Omitted) .......  $  108,114      $   88,537      $  118,286      $  117,486     $   66,907


                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     8.31      $     9.49      $     9.94
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment income (loss) ..................  $     0.04      $     0.04      $    (0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        3.13           (1.17)          (0.43)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.17      $    (1.13)     $    (0.45)
                                                   ----------      ----------      ----------
Less distributions declared to
shareholders from net investment income .........  $    (0.05)     $    (0.05)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    11.43      $     8.31      $     9.49
                                                   ==========      ==========      ==========
Total return(+) .................................       38.35%         (12.01)%         (4.53)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.49%           1.48%           1.49%+
  Net investment income (loss) ..................        0.39%           0.46%          (0.59)%+
Portfolio turnover ..............................          89%            119%            108%
Net assets at end of period (000 Omitted) .......  $   15,171      $   10,449      $    3,107
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

INTERNATIONAL VALUE SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.28      $     9.93      $    13.16      $    14.97     $    13.19
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations# --
  Net investment income .........................  $     0.11      $     0.09      $     0.08      $     0.25     $     0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.98           (0.66)          (1.89)          (0.58)          2.07
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.09      $    (0.57)     $    (1.81)     $    (0.33)    $     2.19
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to
shareholders --
  From net investment income ....................  $    (0.10)     $    (0.08)     $    (0.24)     $    (0.12)    $    (0.09)
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (1.12)          (1.36)         (0.32)
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.06)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.10)     $    (0.08)     $    (1.42)     $    (1.48)    $    (0.41)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.27      $     9.28      $     9.93      $    13.16     $    14.97
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       33.63%          (5.86)%        (14.63)%         (2.33)%        17.20%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.28%           1.24%           1.23%           1.21%          1.16%
  Net investment income .........................        1.06%           0.91%           0.76%           1.81%          0.96%
Portfolio turnover ..............................          84%             80%            112%             80%           103%
Net assets at end of period (000 Omitted) .......  $   61,108      $   50,609      $   64,134      $   82,942     $   84,569

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout the period):
Net asset value -- beginning of period ..........  $     9.27      $     9.93      $    10.57
                                                   ----------      ----------      ----------

Income from investment operations# --
  Net investment income (loss) ..................  $     0.07      $     0.04      $    (0.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ....................................        2.98           (0.62)          (0.63)+++
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.05      $    (0.58)     $    (0.64)
                                                   ----------      ----------      ----------
Less distributions declared to
shareholders from net investment income .........  $    (0.08)     $    (0.08)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    12.24      $     9.27      $     9.93
                                                   ==========      ==========      ==========
Total return(+) .................................       33.20%          (5.97)%         (6.05)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.53%           1.49%           1.48%+
  Net investment income (loss) ..................        0.67%           0.44%          (0.17)%+
Portfolio turnover ..............................          84%             80%            112%
Net assets at end of period (000 Omitted) .......  $    4,646      $    2,246      $      425
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

MANAGED SECTORS SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.21      $    17.85      $    33.35      $    52.42     $    28.24
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment
operations# --
  Net investment income (loss) ..................  $     0.01      $    (0.03)     $     0.00*     $    (0.01)    $     0.02
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ............................        3.33           (4.61)         (11.24)          (9.80)         24.16
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.34      $    (4.64)     $   (11.24)     $    (9.81)    $    24.18
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net realized gain on
    investments and foreign currency
    transactions ................................  $     --        $     --        $    (3.49)     $    (9.26)    $     --
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.77)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $     --        $     --        $    (4.26)     $    (9.26)    $     --
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    16.55      $    13.21      $    17.85      $    33.35     $    52.42
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................     25.28%&          (25.99)%        (35.51)%        (20.82)%        85.62%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.84%           0.82%           0.84%           0.76%          0.79%
  Net investment income (loss) ..................        0.04%          (0.17)%         (0.00)%**       (0.03)%         0.05%
Portfolio turnover ..............................          77%            261%            293%            441%           415%
Net assets at end of period (000 Omitted) .......  $  164,166      $  158,349      $  286,916      $  559,586     $  685,808

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    13.16      $    17.83      $    18.40
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.03)     $    (0.04)     $    (0.05)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        3.32           (4.63)          (0.52)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.29      $    (4.67)     $    (0.57)
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    16.45      $    13.16      $    17.83
                                                   ==========      ==========      ==========
Total return(+) .................................     24.91%&          (26.14)%         (3.10)%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        1.09%           1.07%           1.09%+
  Net investment loss ...........................       (0.20)%         (0.31)%         (0.74)%+
Portfolio turnover ..............................          77%            261%            293%
Net assets at end of period (000 Omitted) .......  $    2,895      $    2,266      $      759
    ----------
*   Per share impact was less than $0.01.
**  Ratio is less than 0.01%.
*** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
&   The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 24.83% and 24.45% for Initial Class and Service Class shares, respectively.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     6.97      $     9.70      $    14.51      $    16.13     $    12.08
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment
operations# --
  Net investment income (loss) ..................  $     0.01         $   --+++    $     0.01      $     0.02     $     0.03
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ............................        1.62           (2.72)          (3.46)          (0.97)          4.22
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     1.63      $    (2.72)     $    (3.45)     $    (0.95)    $     4.25
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $     --        $    (0.01)     $    (0.01)     $    (0.01)    $     --
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.15)          (0.66)         (0.20)
  In excess of net investment income ............        --              --+++            --              --             --
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (1.20)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $     --        $    (0.01)     $    (1.36)     $    (0.67)    $    (0.20)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $     8.60      $     6.97      $     9.70      $    14.51     $    16.13
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       23.39%         (28.05)%        (24.91)%         (6.09)%        35.80%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.83%           0.82%           0.82%           0.81%          0.83%
  Net investment income (loss) ..................        0.09%          (0.01)%          0.12%           0.14%          0.25%
Portfolio turnover ..............................         265%            207%            289%            250%           147%
Net assets at end of period (000 Omitted) .......  $  504,123      $  448,235      $  797,118      $  974,508     $  543,930

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   ----------      ----------      ----------
Per share data (for a share
outstanding throughout the period):
Net asset value -- beginning of period ..........  $     6.96      $     9.70      $     9.89
                                                   ----------      ----------      ----------
Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.01)     $    (0.02)     $    (0.01)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        1.60           (2.71)          (0.18)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     1.59      $    (2.73)     $    (0.19)
                                                   ----------      ----------      ----------
Less distributions declared to shareholders --
   From net investment income ...................  $     --        $    (0.01)     $     --
     In excess of net investment income .........        --             --+++            --
                                                   ----------      ----------      ----------
    Total distributions
     declared to shareholders ...................  $     --        $    (0.01)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $     8.55      $     6.96      $     9.70
                                                   ==========      ==========      ==========
Total return(+) .................................       22.84%         (28.17)%          1.92%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        1.08%           1.07%           1.07%+
  Net investment loss ...........................       (0.16)%         (0.21)%         (0.24)%+
Portfolio turnover ..............................         265%            207%            289%
Net assets at end of period (000 Omitted) .......  $   73,697      $   37,109      $   17,312
    ----------
*  For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

MASSACHUSETTS INVESTORS TRUST SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    21.01      $    26.92      $    35.12      $    37.95     $    38.25
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.23      $     0.21      $     0.25      $     0.26     $     0.30
  Net realized and
    unrealized gain (loss) on investments and
    foreign currency ............................        4.52           (5.88)          (5.49)          (0.28)          2.38
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     4.75      $    (5.67)     $    (5.24)     $    (0.02)    $     2.68
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.25)     $    (0.24)     $    (0.25)     $    (0.28)    $    (0.28)
  From net realized gain on investments and
    foreign currency transactions ...............        --              --             (2.55)          (2.53)         (2.70)
  In excess of net realized gain on investments
    and foreign currency transactions ...........        --              --             (0.16)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.25)     $    (0.24)     $    (2.96)     $    (2.81)    $    (2.98)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    25.51      $    21.01      $    26.92      $    35.12     $    37.95
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................     22.83%&          (21.22)%        (15.71)%          0.09%          7.18%
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        0.61%           0.60%           0.60%           0.60%          0.59%
  Net investment income .........................        1.04%           0.88%           0.84%           0.73%          0.81%
Portfolio turnover ..............................          78%             57%             83%             76%            70%
Net assets at end of period (000 Omitted) .......  $1,153,238      $1,107,698      $1,798,744      $2,263,535     $2,235,783

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $    20.94      $    26.89      $    27.80
                                                   ----------      ----------      ----------

Income (loss) from investment operations#--
  Net investment income .........................  $     0.18      $     0.16      $     0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        4.49           (5.88)          (0.96)
                                                   ----------      ----------      ----------
Total from investment operations ................  $     4.67      $    (5.72)     $    (0.91)
                                                   ----------      ----------      ----------
Less distributions declared to shareholders
  from net investment income ....................  $    (0.22)     $    (0.23)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    25.39      $    20.94      $    26.89
                                                   ==========      ==========      ==========
Total return(+) .................................     22.45%&          (21.40)%         (3.27)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ....................................        0.86%           0.85%           0.85%+
  Net investment income .........................        0.79%           0.70%           0.53%+
Portfolio turnover ..............................          78%             57%             83%
Net assets at end of period (000 Omitted) .......  $   76,899      $   51,859      $   21,616
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
&   The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.002 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the year ended December 31, 2003 would have been 22.82% and 22.44% for the Initital Class and the Service Class shares, respectively.

MID CAP GROWTH SERIES
..............................................................................................................
                                                                       Year Ended December 31,
                                                   ----------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000*
                                                   ----------      ----------      ----------      ----------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ..........  $     3.67      $     6.94      $     9.08      $    10.00
                                                   ----------      ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment income (loss)(S) ...............  $    (0.02)     $    (0.02)     $    (0.01)     $     0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        1.41           (3.25)          (2.09)          (0.95)
                                                   ----------      ----------      ----------      ----------
    Total from investment operations ............  $     1.39      $    (3.27)     $    (2.10)     $    (0.92)
                                                   ----------      ----------      ----------      ----------

Less distributions declared to shareholders --
  From net investment income ....................  $     --        $     --        $    (0.01)     $     --
  From net realized gain on investments and
    foreign currency transactions ...............        --              --             (0.00)+++        --
  In excess of net investment income ............        --              --             (0.00)+++        --
  In excess of net realized gain on investments
    and foreign currency transactions ...........        --              --             (0.03)           --
                                                   ----------      ----------      ----------      ----------
    Total distributions declared to shareholders   $     --        $     --        $    (0.04)     $     --
                                                   ----------      ----------      ----------      ----------
Net asset value -- end of period ................  $     5.06      $     3.67      $     6.94      $     9.08
                                                   ==========      ==========      ==========      ==========
Total return(+) .................................       37.87%         (47.12)%        (23.24)%         (9.24)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ....................................        0.90%           0.85%           0.84%           1.01%+
  Net investment income (loss) ..................       (0.46)%         (0.39)%         (0.16)%          0.97%+
Portfolio turnover ..............................          90%            160%             85%             39%
Net assets at end of period (000 Omitted) .......  $   79,159      $   39,941      $   75,413      $   26,556
    ----------
(S) For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income ...........................        --              --              --        $     0.02
Ratios (to average net assets):
  Expenses## ....................................        --              --              --              1.33%+
  Net investment income .........................        --              --              --              0.65%+

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001**
                                                   -----------     -----------     -----------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ..........  $     3.67      $     6.94      $     7.09
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.03)     $    (0.03)     $    (0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency .........        1.40           (3.24)          (0.14)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     1.37      $    (3.27)     $    (0.15)
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $     5.04      $     3.67      $     6.94
                                                   ==========      ==========      ==========
Total return(+) .................................       37.33%         (47.12)%         (2.12)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ....................................        1.15%           1.10%           1.09%+
  Net investment loss ...........................       (0.72)%         (0.60)%         (0.50)%+
Portfolio turnover ..............................          90%            160%             85%
Net assets at end of period (000 Omitted) .......  $   37,081      $   14,028      $    6,981
    ----------
*   For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
**  For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

MID CAP VALUE SERIES
................................................................................................
                                                                  Year Ended       Period Ended
                                                                 December 31,      December 31,
INITIAL CLASS SHARES                                                 2003             2002*
                                                                  ----------        ----------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ........................   $     7.92        $    10.00
                                                                  ----------        ----------
Income from investment operations# --
  Net investment income(S) ....................................   $     0.02        $     0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency ..........................................   $     2.53        $    (2.12)
                                                                  ----------        ----------
    Total from investment operations ..........................   $     2.55        $    (2.08)
                                                                  ----------        ----------
Less distributions declared to shareholders from net investment
income ........................................................   $    (0.01)       $     --
                                                                  ----------        ----------
Net asset value -- end of period ..............................   $    10.46        $     7.92
                                                                  ==========        ==========
Total return(+) ...............................................        32.24%           (20.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ..................................................         0.99%             1.02%+
  Net investment income .......................................         0.26%             0.54%+
Portfolio turnover ............................................          109%               82%
Net assets at end of period (000 Omitted) .....................   $       24        $       18

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss ....................................   $    (0.05)       $    (0.53)
          Ratios (to average net assets):
            Expenses## ........................................         1.81%             8.05%+
            Net investment loss ...............................        (0.56)%           (6.49)%+

                                                                  Year Ended       Period Ended
                                                                 December 31,      December 31,
SERVICE CLASS SHARES                                                 2003             2002*
                                                                  ----------        ----------

Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ........................   $     7.93        $    10.00
                                                                  ----------        ----------
Income from investment operations# --
  Net investment income(S) ....................................   $     0.00+++     $     0.04
  Net realized and unrealized gain (loss) on investments and
  foreign currency ............................................         2.52             (2.11)
                                                                  ----------        ----------
    Total from investment operations ..........................   $     2.52        $    (2.07)
                                                                  ----------        ----------
Less distributions declared to shareholders from net investment
income ........................................................   $    (0.01)       $     --
                                                                  ----------        ----------
Net asset value -- end of period ..............................   $    10.44        $     7.93
                                                                  ==========        ==========
Total return(+) ...............................................        31.90%           (20.70)%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses## ..................................................         1.25%             1.27%+
  Net investment income .......................................         0.04%             0.53%+
Portfolio turnover ............................................          109%               82%
Net assets at end of period (000 Omitted) .....................   $   15,954        $      707

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss ....................................   $    (0.07)       $    (0.50)
          Ratios (to average net assets):
             Expenses## .......................................         2.07%             8.30%+
             Net investment loss ..............................        (0.78)%           (6.50)%+
    ----------
*   For the period from commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

MONEY MARKET SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations# --
  Net investment income .........................  $     0.01      $     0.01      $     0.04      $     0.06     $     0.05
                                                   ----------      ----------      ----------      ----------     ----------
Less distributions from net investment
   income .......................................  $    (0.01)     $    (0.01)     $    (0.04)     $    (0.06)    $    (0.05)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................        0.63%           1.27%           3.78%           5.95%          4.66%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ....................................        0.57%           0.57%           0.57%           0.58%          0.57%
  Net investment income .........................        0.64%           1.27%           3.56%           5.76%          4.57%
Net assets at end of period (000 Omitted) .......  $  426,154      $  690,127      $  702,808      $  476,370     $  501,914

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     1.00      $     1.00      $     1.00
                                                   ----------      ----------      ----------

Income from investment operations# --
  Net investment income .........................  $     0.00+++   $     0.01      $     0.01
                                                   ----------      ----------      ----------
Less distributions from net
    investment income ...........................  $    (0.00)+++  $    (0.01)     $    (0.01)
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $     1.00      $     1.00      $     1.00
                                                   ==========      ==========      ==========
Total return(+) .................................        0.38%           1.02%           0.72%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        0.82%           0.82%           0.82%+
  Net investment income .........................        0.37%           0.99%           3.31%+
Net assets at end of period (000 Omitted) .......  $   49,380      $   52,745      $   20,493
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

NEW DISCOVERY SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.38      $    14.10      $    15.98      $    16.89     $    10.62
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.06)     $    (0.07)     $    (0.07)     $    (0.07)    $    (0.08)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ............................        3.37           (4.65)          (0.71)           0.15           6.42
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.31      $    (4.72)     $    (0.78)     $     0.08     $     6.34
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net realized gain on
    investments and foreign currency
    transactions ................................  $     --        $     --        $    (0.97)     $    (0.99)    $    (0.07)
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.13)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $     --        $     --        $    (1.10)     $    (0.99)    $    (0.07)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.69      $     9.38      $    14.10      $    15.98     $    16.89
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       35.29%         (33.43)%         (5.12)%          0.34%         60.25%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.00%           0.98%           0.97%           0.99%          1.06%
  Net investment loss ...........................       (0.59)%         (0.59)%         (0.49)%         (0.43)%        (0.65)%
Portfolio turnover ..............................         100%             97%             64%             74%           149%

Net assets, end of period (000 Omitted) .........  $  220,278      $  177,028      $  277,090      $  233,297     $   65,782

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.34      $    14.08      $    13.55
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.09)     $    (0.08)     $    (0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        3.36           (4.66)           0.57
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.27      $    (4.74)     $     0.53
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    12.61      $     9.34      $    14.08
                                                   ==========      ==========      ==========
Total return(+) .................................       35.01%         (33.66)%          3.91%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        1.24%           1.23%           1.22%+
  Net investment loss ...........................       (0.84)%         (0.78)%         (0.90)%+
Portfolio turnover ..............................         100%             97%             64%
Net assets, end of period (000 Omitted) .........  $   71,049      $   34,691      $   10,085
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data is based on average shares outstanding.
##  Ratios do not reflect expense reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

RESEARCH SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    11.14      $    14.93      $    23.65      $    27.61     $    23.02
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.11      $     0.08      $     0.05      $     0.01     $     0.03
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        2.69           (3.82)          (4.54)          (0.99)          5.37
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.80      $    (3.74)     $    (4.49)     $    (0.98)    $     5.40
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.10)     $    (0.05)     $    (0.01)     $    (0.03)    $    (0.07)
  From net realized gain on
    investments and foreign
    currency transactions .......................        --              --             (4.19)          (2.95)         (0.74)
  In excess of net realized gain
    on investments and foreign
    currency transactions .......................        --              --             (0.03)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.10)     $    (0.05)     $    (4.23)     $    (2.98)    $    (0.81)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    13.84      $    11.14      $    14.93      $    23.65     $    27.61
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................     25.32%&          (25.11)%        (21.40)%         (4.10)%        24.14%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.80%           0.78%           0.76%           0.74%          0.75%
  Net investment income .........................        0.93%           0.61%           0.28%           0.03%          0.14%
Portfolio turnover ..............................         124%             98%             89%             95%            94%
Net assets at end of period (000 Omitted) .......  $  466,139      $  458,394      $  826,315      $1,209,927     $1,245,431

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    11.09      $    14.91      $    15.42
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.08      $     0.06      $     0.01
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency ....................................        2.68           (3.83)          (0.52)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.76      $    (3.77)     $    (0.51)
                                                   ----------      ----------      ----------
Less distributions declared
to shareholders from net
investment income ...............................  $    (0.08)     $    (0.05)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    13.77      $    11.09      $    14.91
                                                   ==========      ==========      ==========
Total return(+) .................................     25.01%&          (25.36)%         (3.31)%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        1.05%           1.03%           1.01%+
  Net investment income .........................        0.67%           0.48%           0.17%+
Portfolio turnover ..............................         124%             98%             89%
Net assets at end of period (000 Omitted) .......  $   16,010      $    7,134      $    3,109
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
&   The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.80% and 24.49% for Initial Class and Service Class shares, respectively.

RESEARCH INTERNATIONAL SERIES
...............................................................................
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.03      $    10.22      $    12.70      $    14.59     $     9.42
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.08      $     0.06      $     0.04      $     0.19     $     0.03
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ............................        2.96           (1.23)          (2.27)          (1.30)          5.14
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.04      $    (1.17)     $    (2.23)     $    (1.11)    $     5.17
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.06)     $    (0.02)     $    (0.09)        $ --+++        $ --+++
  From net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.12)          (0.78)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --              --             (0.04)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
     shareholders ...............................  $    (0.06)     $    (0.02)     $    (0.25)     $    (0.78)       $ --+++
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.01      $     9.03      $    10.22      $    12.70     $    14.59
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       33.86%         (11.44)%        (17.76)%         (7.95)%        54.94%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.30%           1.26%           1.26%           1.28%          1.50%
  Net investment income .........................        0.83%           0.61%           0.36%           1.43%          0.28%
Portfolio turnover ..............................          97%            136%            145%            110%           164%
Net assets at end of period (000 Omitted) .......  $   74,262      $   62,555      $   80,738      $   82,945     $   30,150

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     9.00      $    10.21      $    10.81
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment income (loss) ..................  $     0.03      $     0.03      $    (0.03)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        2.96           (1.22)          (0.57)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.99      $    (1.19)     $    (0.60)
                                                   ----------      ----------      ----------
Less distributions declared to
shareholders from net investment income .........  $    (0.04)     $    (0.02)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    11.95      $     9.00      $    10.21
                                                   ==========      ==========      ==========
Total return(+) .................................       33.40%         (11.66)%         (5.55)%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        1.57%           1.51%           1.51%+
  Net investment income (loss) ..................        0.33%           0.35%          (0.81)%+
Portfolio turnover ..............................          97%            136%            145%
Net assets at end of period (000 Omitted) .......  $   27,282      $    5,783      $    2,537
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

STRATEGIC GROWTH SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     5.63      $     8.05      $    10.91      $    12.13     $    10.00
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income (loss)(S) ...............  $    (0.00)+++  $    (0.01)     $    (0.01)     $    (0.01)    $     0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ............................        1.55           (2.41)          (2.65)          (1.20)          1.61
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     1.55      $    (2.42)     $    (2.66)     $    (1.21)    $     1.67
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $     --        $     --        $     --        $    (0.01)    $     --
  From net realized gain on
    investments and foreign
    currency transactions .......................        --              --             (0.20)          (0.00)+++       --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to shareholders   $     --        $     --        $    (0.20)     $    (0.01)    $     --
                                                   ----------      ----------      ----------      ----------     ----------
    Capital contribution by investment adviser ..  $     --        $     --        $     --        $     --       $     0.46
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $     7.18      $     5.63      $     8.05      $    10.91     $    12.13
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       27.53%         (30.06)%        (24.65)%         (9.99)%        21.30%++**
Ratios (to average net assets)/
Supplemental data(S):
  Expenses## ....................................        0.91%           0.88%           0.86%           0.94%          1.00%+
  Net investment income (loss) ..................       (0.01)%         (0.18)%         (0.11)%         (0.06)%         2.61%+
Portfolio turnover ..............................          74%             98%            123%             86%             4%
Net assets at end of period (000 Omitted) .......  $   47,910      $   38,486      $   74,471      $   86,823     $    9,158
    ----------
(S) The investment adviser agreed to maintain the expenses of the Strategic Growth Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss .........................  $     --        $     --        $     --        $     --       $    (0.01)
      Ratios (to average net assets):
         Expenses## .............................        --              --              --              --             4.01%+
         Net investment loss ....................        --              --              --              --            (0.40)%+

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001***
                                                   -----------     -----------     -----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $     5.62      $     8.05      $     8.21
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment loss ...........................  $    (0.01)     $    (0.02)     $    (0.01)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency ........................        1.53           (2.41)          (0.15)++++
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     1.52      $    (2.43)     $    (0.16)
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $     7.14      $     5.62      $     8.05
                                                   ==========      ==========      ==========
Total return(+) .................................       27.05%         (30.19)%         (1.95)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.16%           1.13%           1.11%+
  Net investment loss ...........................       (0.23)%         (0.38)%         (0.27)%+
Portfolio turnover ..............................          74%             98%            123%
Net assets at end of period (000 Omitted) .......  $   30,403      $    4,997      $    1,989
    ----------
*   For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
**  The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
***  For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
(+)  The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
     Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

STRATEGIC INCOME SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value --
beginning of period .............................  $    10.31      $    10.04      $    10.10      $    10.25     $    10.04
                                                   ----------      ----------      ----------      ----------     ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.59      $     0.57      $     0.67      $     0.79     $     0.70
  Net realized and unrealized gain (loss)
    on investments and foreign currency .........        0.71            0.16           (0.34)          (0.51)         (0.25)
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     1.30      $     0.73      $     0.33      $     0.28     $     0.45
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.49)     $    (0.46)     $    (0.35)     $    (0.43)    $    (0.14)
  From net realized gain on investments and
    foreign currency transactions ...............        --              --             (0.03)           --            (0.04)
  In excess of net realized gain on investments
    and foreign currency transactions ...........        --              --             (0.01)           --            (0.06)
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.49)     $    (0.46)     $    (0.39)     $    (0.43)    $    (0.24)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    11.12      $    10.31      $    10.04      $    10.10     $    10.25
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       12.89%           7.52%           3.31%           2.87%          4.61%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ....................................        0.90%           0.86%           1.01%           0.98%          1.08%
  Net investment income(S) ......................        5.58%           5.74%           6.69%           7.90%          6.90%
Portfolio turnover ..............................         127%            137%            179%            107%           150%
Net assets at end of period (000 Omitted) .......  $   67,547      $   56,980      $   47,813      $   33,323     $   19,683

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $    10.28      $    10.03      $     9.91
                                                   ----------      ----------      ----------

Income from investment operations#(S) --
  Net investment income .........................  $     0.57      $     0.53      $     0.21
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        0.68            0.18           (0.09)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     1.25      $     0.71      $     0.12
                                                   ----------      ----------      ----------
Less distributions declared to shareholders
  from net investment income ....................  $    (0.47)     $    (0.46)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    11.06      $    10.28      $    10.03
                                                   ==========      ==========      ==========
Total return(+) .................................       12.48%           7.31%           3.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ....................................        1.15%           1.11%           1.26%+
  Net investment
income(S) .......................................        5.36%           5.41%           6.00%+
Portfolio turnover ..............................         127%            137%            179%
Net assets at end of period (000 Omitted) .......  $   21,008      $   12,979      $    2,585
    ----------
*   For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
    0.06%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1,
    2001 have not been restated to reflect this change in presentation.

STRATEGIC VALUE SERIES
................................................................................................
                                                                  Year Ended       Period Ended
                                                                 December 31,      December 31,
INITIAL CLASS SHARES                                                 2003             2002*
                                                                  ----------        ----------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ........................   $     7.90        $    10.00
                                                                  ----------        ----------
Income from investment operations# --
  Net investment income(S) ....................................   $     0.07        $     0.07
  Net realized and unrealized gain (loss) on investments
    and foreign currency ......................................         2.09             (2.17)
                                                                  ----------        ----------
    Total from investment operations ..........................   $     2.16        $    (2.10)
                                                                  ----------        ----------
Less distributions declared to shareholders from net
  investment income ...........................................   $    (0.01)       $     --
                                                                  ----------        ----------
Net asset value -- end of period ..............................   $    10.05        $     7.90
                                                                  ==========        ==========
Total return(+) ...............................................        27.44%           (21.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ..................................................         1.00%             1.01%+
  Net investment income .......................................         0.80%             0.89%+
Portfolio turnover ............................................           26%               53%
Net assets at end of period (000 Omitted) .....................   $        8        $        6
    ----------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss) ..............................   $     0.02        $    (0.35)
       Ratios (to average net assets):
       Expenses## .............................................         1.59%             6.20%+
       Net investment income (loss) ...........................         0.21%            (4.30)%+

                                                                  Year Ended       Period Ended
                                                                 December 31,      December 31,
SERVICE CLASS SHARES                                                 2003             2002*
                                                                  ----------        ----------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ........................   $     7.90        $    10.00
                                                                  ----------        ----------

Income from investment operations# --
  Net investment income(S) ....................................   $     0.05        $     0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currency ..........................................         2.08             (2.16)
                                                                  ----------        ----------
    Total from investment operations ..........................   $     2.13        $    (2.10)
                                                                  ----------        ----------
Less distributions declared to shareholders from net investment
income ........................................................   $    (0.01)       $     --
                                                                  ----------        ----------
Net asset value -- end of period ..............................   $    10.02        $     7.90
                                                                  ==========        ==========
Total return(+) ...............................................        27.01%           (21.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ..................................................         1.25%             1.26%+
  Net investment income .......................................         0.56%             0.81%+
Portfolio turnover ............................................           26%               53%
Net assets at end of period (000 Omitted) .....................   $    8,199        $    1,072
    ----------
(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss ...........................................   $       --+++     $    (0.33)
Ratios (to average net assets):
  Expenses## ..................................................         1.84%             6.45%+
  Net investment loss .........................................        (0.03)%           (4.38)%+
    ----------
*   For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

TECHNOLOGY SERIES
.................................................................................................................
                                                              Year Ended December 31,             Period Ended
                                                       ----------------------------------------    December 31,
INITIAL CLASS SHARES                                      2003           2002           2001          2000*
                                                       ----------     ----------     ----------     ----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period .............   $     2.82     $     5.22     $     8.52     $    10.00
                                                       ----------     ----------     ----------     ----------

Income (loss) from investment operations# --
  Net investment income (loss)(S) ..................   $    (0.02)    $    (0.02)    $    (0.02)    $     0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency ...............         1.30          (2.38)         (3.28)         (1.49)
                                                       ----------     ----------     ----------     ----------
    Total from investment operations ...............   $     1.28     $    (2.40)    $    (3.30)    $    (1.48)
                                                       ----------     ----------     ----------     ----------

Less distributions declared to shareholders --
  From net investment income .......................   $     --       $     --          $ --+++     $     --
  In excess of net investment income ...............         --             --            --+++           --
                                                       ----------     ----------     ----------     ----------
    Total distributions declared to shareholders ...   $     --       $     --          $ --+++     $     --
                                                       ----------     ----------     ----------     ----------
Net asset value -- end of period ...................   $     4.10     $     2.82     $     5.22     $     8.52
                                                       ==========     ==========     ==========     ==========
Total return(+) ....................................        45.39%        (45.98)%       (38.87)%       (14.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## .......................................         1.06%          0.91%          0.90%          1.02%+
  Net investment income (loss) .....................        (0.65)%        (0.61)%        (0.39)%         0.09%+
Portfolio turnover .................................          191%           210%           310%           271%
Net assets at end of period (000 Omitted) ..........   $   28,376     $   14,020     $   33,855     $   31,907
                                                                                                    ----------
(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average  daily net assets for a portion of the periods indicated. To the extent actual expenses were over this limitation the net investment loss per share and the ratios would have been:
    Net investment income (loss) ...................   $    (0.02)    $     --       $     --          $ --+++
    Ratios (to average net assets):
      Expenses## ...................................         1.09%          --             --             1.16%+
      Net investment loss ..........................        (0.68)%         --             --            (0.05)%+

                                                        Year Ended December 31,     Period Ended
                                                       -------------------------    December 31,
SERVICE CLASS SHARES                                      2003           2002           2001**
                                                       ----------     ----------     ----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .............   $     2.80     $     5.22     $     5.32
                                                       ----------     ----------     ----------

Income (loss) from investment operations# --
  Net investment loss(S) ...........................   $    (0.03)    $    (0.03)    $    (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency ...............         1.30          (2.39)         (0.08)
                                                       ----------     ----------     ----------
    Total from investment operations ...............   $     1.27     $    (2.42)    $    (0.10)
                                                       ----------     ----------     ----------
Net asset value -- end of period ...................   $     4.07     $     2.80     $     5.22
                                                       ==========     ==========     ==========
Total return(+) ....................................        45.36%        (46.36)%        (1.88)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## .......................................         1.30%          1.16%          1.15%+
  Net investment loss ..............................        (0.91)%        (0.85)%        (0.90)%+
Portfolio turnover .................................          191%           210%           310%
Net assets at end of period (000 Omitted) ..........   $    4,094     $    1,509     $      947
                                                                                     ----------
(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets for a portion of the period indicated. To the extent actual expenses were over this limitation the net investment loss per share and the ratios would have been:

       Net investment loss .........................   $    (0.03)
       Ratios (to average net assets):
          Expenses## ...............................         1.33%
          Net investment loss ......................        (0.94)%

*   For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
**  For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

TOTAL RETURN SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $    15.90      $    17.95      $    19.69      $    18.76     $    21.26
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations#(S)--
  Net investment income .........................  $     0.42      $     0.50      $     0.57      $     0.66     $     0.65
  Net realized and unrealized gain (loss)
    on investments and foreign currency .........        2.24           (1.44)          (0.46)           2.20           0.04
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.66      $    (0.94)     $     0.11      $     2.86     $     0.69
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.56)     $    (0.55)     $    (0.66)     $    (0.71)    $    (0.71)
  From net realized gain on investments and
    foreign currency transactions ...............        --             (0.47)          (1.19)          (1.22)         (2.48)
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --             (0.09)           --              --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.56)     $    (1.11)     $    (1.85)     $    (1.93)    $    (3.19)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    18.00      $    15.90      $    17.95      $    19.69     $    18.76
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       17.15%          (5.69)%          0.52%          16.77%          2.84%
Ratios (to average net
assets)/Supplemental data:
  Expenses## ....................................        0.71%           0.70%           0.70%           0.70%          0.69%
  Net investment income(S) ......................        2.52%           2.95%           3.13%           3.60%          3.30%
Portfolio turnover ..............................          65%             82%            101%             94%           113%
Net assets at end of period (000 Omitted) .......  $1,618,983      $1,571,494      $1,872,185      $1,841,586     $1,879,946

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $    15.85      $    17.93      $    17.94
                                                   ----------      ----------      ----------

Income (loss) from investment
  operations#(S)(S) --
  Net investment income .........................  $     0.36      $     0.45      $     0.33
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        2.24           (1.43)          (0.34)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.60      $    (0.98)     $    (0.01)
                                                   ----------      ----------      ----------

Less distributions declared to shareholders--
  From net investment income ....................  $    (0.53)     $    (0.54)     $     --
  From net realized gain on investments and
    foreign currency transactions ...............        --             (0.47)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions ................................        --             (0.09)           --
                                                   ----------      ----------      ----------
Total distributions declared
  to shareholders ...............................  $    (0.53)     $    (1.10)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    17.92      $    15.85      $    17.93
                                                   ==========      ==========      ==========
Total return(+) .................................       16.83%          (5.88)%         (0.06)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ....................................        0.95%           0.95%           0.97%+
  Net investment income(S)(S) ...................        2.20%           2.77%           2.35%+
Portfolio turnover ..............................          65%             82%            101%
Net assets at end of period (000 Omitted) .......  $  300,220      $  152,768      $   39,015

----------
*      For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+      Annualized.
++     Not annualized.
#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from fees paid indirectly.
(+)    The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
       Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S)    As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by
       0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.05, increase net realized and unrealized gains and losses per share by less than $0.05, and decrease the ratio of net investment income to average net assets by
       0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

UTILITIES SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $     9.28      $    12.61      $    19.08      $    19.84     $    17.08
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations#(S) --
  Net investment income .........................  $     0.24      $     0.26      $     0.35      $     0.80     $     0.35
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        3.05           (3.22)          (4.46)           0.49           4.52
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     3.29      $    (2.96)     $    (4.11)     $     1.29     $     4.87
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.34)     $    (0.37)     $    (0.63)     $    (0.24)    $    (0.30)
  From net realized gain on investments and
    foreign currency transactions ...............        --              --             (1.71)          (1.81)         (1.81)
  In excess of net investment income ............        --              --             (0.00)+++        --             --
  In excess of net realized gain on investments
    and foreign currency transactions ...........        --              --             (0.02)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
        shareholders ............................  $    (0.34)     $    (0.37)     $    (2.36)     $    (2.05)    $    (2.11)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    12.23      $     9.28      $    12.61      $    19.08     $    19.84
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       36.26%         (23.87)%        (24.34)%          7.00%         31.30%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.84%           0.82%           0.78%           0.80%          0.82%
  Net investment income(S) ......................        2.28%           2.55%           2.25%           4.11%          2.01%
Portfolio turnover ..............................         134%             79%            104%            118%           139%
Net assets at end of period (000 Omitted) .......  $  287,648      $  241,772      $  467,632      $  622,564     $  408,901

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $     9.24      $    12.59      $    14.01
                                                   ----------      ----------      ----------

Income (loss) from investment
  operations#(S)(S) --
  Net investment income .........................  $     0.20      $     0.24      $     0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        3.06           (3.22)          (1.50)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     3.26      $    (2.98)     $    (1.42)
                                                   ----------      ----------      ----------

Less distributions declared to shareholders
  from net investment income ....................  $    (0.32)     $    (0.37)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    12.18      $     9.24      $    12.59
                                                   ==========      ==========      ==========
Total return(+) .................................       36.03%         (24.09)%        (10.14)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.09%           1.07%           1.05%+
  Net investment income(S)(S) ...................        1.95%           2.41%           1.60%+
Portfolio turnover ..............................         134%             79%            104%
Net assets at end of period (000 Omitted) .......  $   22,555      $   12,763      $    7,919
    ----------
   (S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by
       0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by
       0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
       Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

VALUE SERIES
.............................................................................................................................
                                                                       Year Ended December 31,
                                                   -------------------------------------------------------------------------
INITIAL CLASS SHARES                                  2003            2002            2001            2000           1999
                                                   ----------      ----------      ----------      ----------     ----------
Per share data (for a share
outstanding throughout each period):
Net asset value -- beginning of period ..........  $    11.05      $    12.88      $    14.45      $    11.21     $    10.50
                                                   ----------      ----------      ----------      ----------     ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.19      $     0.19      $     0.17      $     0.20     $     0.20
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        2.56           (1.93)          (0.55)           3.16           0.54
                                                   ----------      ----------      ----------      ----------     ----------
    Total from investment operations ............  $     2.75      $    (1.74)     $    (0.38)     $     3.36     $     0.74
                                                   ----------      ----------      ----------      ----------     ----------

Less distributions declared to shareholders --
  From net investment income ....................  $    (0.19)     $    (0.09)     $    (0.75)     $    (0.07)    $    (0.03)
  From net realized gain on investments and
    foreign currency transactions ...............        --              --             (0.42)          (0.05)          --
  In excess of net realized gain on investments
    and foreign currency transactions ...........        --              --             (0.02)           --             --
                                                   ----------      ----------      ----------      ----------     ----------
    Total distributions declared to
      shareholders ..............................  $    (0.19)     $    (0.09)     $    (1.19)     $    (0.12)    $    (0.03)
                                                   ----------      ----------      ----------      ----------     ----------
Net asset value -- end of period ................  $    13.61      $    11.05      $    12.88      $    14.45     $    11.21
                                                   ==========      ==========      ==========      ==========     ==========
Total return(+) .................................       25.31%         (13.58)%         (7.46)%         30.25%          7.05%
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        0.84%           0.83%           0.85%           0.87%          1.01%
  Net investment income .........................        1.65%           1.57%           1.31%           1.66%          1.81%
Portfolio turnover ..............................          57%             51%             63%             85%            76%
Net assets at end of period (000 Omitted) .......  $  310,818      $  266,892      $  288,239      $  124,221     $   41,172

                                                     Year Ended December 31,     Period Ended
                                                   ---------------------------    December 31,
SERVICE CLASS SHARES                                   2003           2002            2001*
                                                   -----------     -----------     -----------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ..........  $    11.01      $    12.86      $    13.12
                                                   ----------      ----------      ----------

Income (loss) from investment operations# --
  Net investment income .........................  $     0.16      $     0.17      $     0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............        2.56           (1.93)          (0.31)
                                                   ----------      ----------      ----------
    Total from investment operations ............  $     2.72      $    (1.76)     $    (0.26)
                                                   ----------      ----------      ----------
Less distributions declared to shareholders
  from net investment income ....................  $    (0.17)     $    (0.09)     $     --
                                                   ----------      ----------      ----------
Net asset value -- end of period ................  $    13.56      $    11.01      $    12.86
                                                   ==========      ==========      ==========
Total return(+) .................................       25.09%         (13.77)%         (1.98)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ....................................        1.09%           1.08%           1.11%+
  Net investment income .........................        1.39%           1.41%           1.00%+
Portfolio turnover ..............................          57%             51%             63%
Net assets at end of period (000 Omitted) .......  $   83,780      $   46,646      $   16,481
    ----------
*   For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective, the series may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and, with respect to the Money Market Series, the rules governing money market funds.
Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (x)
mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash
(--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES
........................................................................................................................

SYMBOLS   x series uses, or currently anticipates using   --  permitted, but series does not currently anticipate using
-----------------------------------------------------------------------------------------------------------------------
                                                                          CAPITAL      CAPITAL        CORE
                                                             BOND      APPRECIATION  OPPORTUNITIES   EQUITY
                                                            SERIES        SERIES        SERIES       SERIES
                                                            ------        ------        ------       ------

Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               x            --            --           --
      Corporate Asset-Backed Securities                        x            --            --           --
      Mortgage Pass-Through Securities                         x            --            --           --
      Stripped Mortgage-Backed Securities                      x            --            --           --
   Corporate Securities                                        x            x             x            --
   Loans and Other Direct Indebtedness                         x            --            --           --
   Lower Rated Bonds                                           x            x             x            --
   Municipal Bonds                                             x            --            --           --
   U.S. Government Securities                                  x            x             x            x
   Variable and Floating Rate Obligations                      x            x             x            x
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x            x             x            --
Equity Securities                                              x            x             x            x
Foreign Securities Exposure
   Brady Bonds                                                 x            x             x            --
   Depositary Receipts                                         x            x             x            x
   Dollar-Denominated Foreign Debt Securities                  x            x             --           x
   Emerging Markets                                            x            x             x            x
   Foreign Securities                                          x            x             x            x
Forward Contracts                                              x            x             x            x
Futures Contracts                                              x            x             x            x
Indexed Securities/Structured Products                         x            x             --           x
Inverse Floating Rate Obligations                              --           --            --           --
Investment in Other Investment Companies
   Open-End Funds                                              x            x             x            x
   Closed-End Funds                                            x            x             x            x
Lending of Portfolio Securities                                x            x             x            x
    Leveraging Transactions
   Bank Borrowings                                             --           --            --           --
   Mortgage "Dollar-Roll" Transactions                         x            x             x            x
   Reverse Repurchase Agreements                               --           --            --           x
Options
   Options on Foreign Currencies                               x            x             x            x
   Options on Futures Contracts                                x            x             x            x
   Options on Securities                                       x            x             x            x
   Options on Stock Indices                                    --           x             x            x
   Reset Options                                               --           --            --           x
      "Yield Curve" Options                                    x            --            --           x
epurchase Agreements                                           x            x             x            x
Short Sales                                                    --           x             x            x
Short Term Instruments                                         x            x             x            x
Swaps and Related Derivative Instruments                       x            --            --           x
Temporary Borrowings                                           x            x             x            x
Temporary Defensive Positions                                  x            x             x            x
"When-Issued" Securities                                       x            x             x            x

........................................................................................................................

SYMBOLS   x series uses, or currently anticipates using   --  permitted, but series does not currently anticipate using
-----------------------------------------------------------------------------------------------------------------------
                                                           EMERGING     EMERGING        GLOBAL       GLOBAL
                                                            GROWTH    MARKETS EQUITY  GOVERNMENTS    GROWTH
                                                            SERIES        SERIES        SERIES       SERIES
                                                            ------        ------        ------       ------
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               --           --            --           --
      Corporate Asset-Backed Securities                        --           --            --           --
      Mortgage Pass-Through Securities                         --           --            x            --
      Stripped Mortgage-Backed Securities                      --           --            x            --
   Corporate Securities                                        x            x             --           x
   Loans and Other Direct Indebtedness                         --           --            x            --
   Lower Rated Bonds                                           x            x             x            x
   Municipal Bonds                                             --           --            x            --
   U.S. Government Securities                                  x            x             x            x
   Variable and Floating Rate Obligations                      x            x             x            x
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x            x             x            x
Equity Securities                                              x            x             x            x
Foreign Securities Exposure
   Brady Bonds                                                 --           x             x            --
   Depositary Receipts                                         x            x             x            x
   Dollar-Denominated Foreign Debt Securities                  --           x             x            --
   Emerging Markets                                            x            x             x            x
   Foreign Securities                                          x            x             x            x
Forward Contracts                                              x            x             x            x
Futures Contracts                                              x            x             x            x
Indexed Securities/Structured Products                         --           x             x            --
Inverse Floating Rate Obligations                              --           --            x            --
Investment in Other Investment Companies
   Open-End Funds                                              x            x             x            x
   Closed-End Funds                                            x            x             x            x
Lending of Portfolio Securities                                x            x             x            x
Leveraging Transactions
   Bank Borrowings                                             --           --            --           --
   Mortgage "Dollar-Roll" Transactions                         x            --            --           x
   Reverse Repurchase Agreements                               --           --            --           --
Options
   Options on Foreign Currencies                               x            x             x            x
   Options on Futures Contracts                                x            x             x            x
   Options on Securities                                       x            x             x            x
   Options on Stock Indices                                    x            x             x            x
   Reset Options                                               --           --            x            --
   "Yield Curve" Options                                       --           --            x            --
Repurchase Agreements                                          x            x             x            x
Short Sales                                                    x            x             --           x
Short Term Instruments                                         x            x             x            x
Swaps and Related Derivative Instruments                       --           --            x            --
Temporary Borrowings                                           x            x             x            x
Temporary Defensive Positions                                  x            x             x            x
"When-Issued" Securities                                       x            x             x            x

........................................................................................................................

SYMBOLS   x series uses, or currently anticipates using   --  permitted, but series does not currently anticipate using
-----------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL      GOVERNMENT      HIGH
                                                         TOTAL RETURN   SECURITIES      YIELD
                                                            SERIES        SERIES        SERIE
                                                            ------        ------        -----
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               x             x             x
      Corporate Asset-Backed Securities                        x            --             x
      Mortgage Pass-Through Securities                         x             x             x
      Stripped Mortgage-Backed Securities                     --            --            --
   Corporate Securities                                        x            --             x
   Loans and Other Direct Indebtedness                         x            --             x
   Lower Rated Bonds                                           x            --             x
   Municipal Bonds                                             x            --            --
   U.S. Government Securities                                  x             x             x
   Variable and Floating Rate Obligations                      x             x             x
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x             x             x
Equity Securities                                              x            --             x
Foreign Securities Exposure
   Brady Bonds                                                 x            --             x
   Depositary Receipts                                         x            --            --
   Dollar-Denominated Foreign Debt Securities                  x            --             x
   Emerging Markets                                            x            --             x
   Foreign Securities                                          x            --             x
Forward Contracts                                              x            --             x
Futures Contracts                                              x             x             x
Indexed Securities/Structured Products                         x             x             x
Inverse Floating Rate Obligations                              x            --            --
Investment in Other Investment Companies
   Open-End Funds                                              x             x             x
   Closed-End Funds                                            x             x             x
Lending of Portfolio Securities                                x             x             x
Leveraging Transactions
   Bank Borrowings                                            --            --            --
   Mortgage "Dollar-Roll" Transactions                         x             x             x
   Reverse Repurchase Agreements                              --            --            --
Options
   Options on Foreign Currencies                               x            --            --
   Options on Futures Contracts                                x             x            --
   Options on Securities                                       x             x             x
   Options on Stock Indices                                    x            --             x
   Reset Options                                               x            --            --
   "Yield Curve" Options                                       x            --            --
Repurchase Agreements                                          x             x             x
Short Sales                                                    x            --            --
Short Term Instruments                                         x             x             x
Swaps and Related Derivative Instruments                       x            --             x
Temporary Borrowings                                           x             x             x
Temporary Defensive Positions                                  x             x             x
"When-Issued" Securities                                       x             x             x

    INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
.............................................................................................
SYMBOLS        x series uses, or currently anticipates using   --  permitted, but series does
                                                                   not currently anticipate using
--------------------------------------------------------------------------------------------
                                                                                                    MASSACHUSETTS
                                                         INTERNATIONAL INTERNATIONAL  MANAGED         INVESTORS
                                                            GROWTH         VALUE      SECTORS       GROWTH STOCK
                                                            SERIES        SERIES       SERIES          SERIES
                                                         ------------- -------------  -------       -------------
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               --           x             --             --
      Corporate Asset-Backed Securities                        --           --            --             --
      Mortgage Pass-Through Securities                         --           x             --             --
      Stripped Mortgage-Backed Securities                      --           --            --             --
   Corporate Securities                                        x            x             --             --
   Loans and Other Direct Indebtedness                         x            x             --             --
   Lower Rated Bonds                                           --           x             --             --
   Municipal Bonds                                             --           --            --             --
   U.S. Government Securities                                  x            x             x              --
   Variable and Floating Rate Obligations                      x            x             x              x
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x            x             x              --
Equity Securities                                              x            x             x              x
Foreign Securities Exposure
   Brady Bonds                                                 x            x             --             --
   Depositary Receipts                                         x            x             x              x
   Dollar-Denominated Foreign Debt Securities                  --           x             --             --
   Emerging Markets                                            x            x             x              x
   Foreign Securities                                          x            x             x              x
Forward Contracts                                              x            x             x              x
Futures Contracts                                              x            x             x              x
Indexed Securities/Structured Products                         x            x             --             --
Inverse Floating Rate Obligations                              --           --            --             --
Investment in Other Investment Companies
   Open-End Funds                                              x            x             x              x
   Closed-End Funds                                            x            x             x              x
Lending of Portfolio Securities                                x            x             x              x
Leveraging Transactions
   Bank Borrowings                                             --           --            --             --
   Mortgage "Dollar-Roll" Transactions                         --           x             x              x
   Reverse Repurchase Agreements                               --           x             --             --
Options
   Options on Foreign Currencies                               x            x             x              x
   Options on Futures Contracts                                x            x             x              x
   Options on Securities                                       x            x             x              x
   Options on Stock Indices                                    x            x             x              x
   Reset Options                                               --           --            --             --
   "Yield Curve" Options                                       x            x             --             --
Repurchase Agreements                                          x            x             x              x
Short Sales                                                    x            x             x              x
Short Term Instruments                                         x            x             x              x
Swaps and Related Derivative Instruments                       x            x             --             --
Temporary Borrowings                                           x            x             x              x
Temporary Defensive Positions                                  x            x             x              x
"When-Issued" Securities                                       x            x             x              x

INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
............................................................................................................................
SYMBOLS     x series uses, or currently anticipates using     --  permitted, but series does not currently anticipate using
---------------------------------------------------------------------------------------------------------------------------
                                                         MASSACHUSETTS
                                                           INVESTORS        MID CAP    MID CAP        MONEY
                                                             TRUST          GROWTH      VALUE         MARKET
                                                             SERIES         SERIES      SERIES        SERIES
                                                             ------         ------      ------        ------

Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               --             --          x              --
      Corporate Asset-Backed Securities                        --             --          x              x
      Mortgage Pass-Through Securities                         --             --          x              --
      Stripped Mortgage-Backed Securities                      --             --          x              --
   Corporate Securities                                        x              x           x              x
   Loans and Other Direct Indebtedness                         --             --          x              --
   Lower Rated Bonds                                           --             x           x              --
   Municipal Bonds                                             --             --          x              --
   U.S. Government Securities                                  x              x           x              x
   Variable and Floating Rate Obligations                      x              x           x              x
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x              x           x              x
Equity Securities                                              x              x           x              --
Foreign Securities Exposure
   Brady Bonds                                                 --             --          x              --
   Depositary Receipts                                         x              x           x              --
   Dollar-Denominated Foreign Debt Securities                  --             --          x              x
   Emerging Markets                                            x              x           x              --
   Foreign Securities                                          x              x           x              --
Forward Contracts                                              x              x           x              --
Futures Contracts                                              x              x           x              --
Indexed Securities/Structured Products                         --             --          x              --
Inverse Floating Rate Obligations                              --             --          --             --
Investment in Other Investment Companies
   Open-End Funds                                              x              x           x              x
   Closed-End Funds                                            x              x           x              x
Lending of Portfolio Securities                                x              x           x              x
Leveraging Transactions
   Bank Borrowings                                             x              --          --             --
   Mortgage "Dollar-Roll" Transactions                         x              --          x              x
   Reverse Repurchase Agreements                               --             --          --             --
Options
   Options on Foreign Currencies                               --             x           x              --
   Options on Futures Contracts                                --             x           x              --
   Options on Securities                                       --             x           x              --
   Options on Stock Indices                                    --             x           x              --
   Reset Options                                               --             --          x              --
   "Yield Curve" Options                                       --             --          x              --
Repurchase Agreements                                          x              x           x              x
Short Sales                                                    x              x           x              --
Short Term Instruments                                         x              x           x              x
Swaps and Related Derivative Instruments                       --             --          --             --
Temporary Borrowings                                           x              x           x              x
Temporary Defensive Positions                                  x              x           x              x
"When-Issued" Securities                                       x              x           x              --

INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
...............................................................................................................
SYMBOLS          x series uses, or currently anticipates using          -- permitted, but series
                                                                           does not currently anticipate using
--------------------------------------------------------------------------------------------------------------
                                                             NEW                      RESEARCH
                                                          DISCOVERY     RESEARCH   INTERNATIONAL
                                                            SERIES       SERIES        SERIES
                                                            ------       ------        ------
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               --          --             --
      Corporate Asset-Backed Securities                        --          --             --
      Mortgage Pass-Through Securities                         --          --             x
      Stripped Mortgage-Backed Securities                      --          --             --
   Corporate Securities                                        x           x              x
   Loans and Other Direct Indebtedness                         --          --             --
   Lower Rated Bonds                                           x           x              --
   Municipal Bonds                                             --          --             --
   U.S. Government Securities                                  x           x              x
   Variable and Floating Rate Obligations                      x           x              --
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x           --             --
Equity Securities                                              x           x              x
Foreign Securities Exposure
   Brady Bonds                                                 --          --             --
   Depositary Receipts                                         x           x              x
   Dollar-Denominated Foreign Debt Securities                  x           x              x
   Emerging Markets                                            x           x              x
   Foreign Securities                                          x           x              x
Forward Contracts                                              x           x              x
Futures Contracts                                              x           --             x
Indexed Securities/Structured Products                         x           x              x
Inverse Floating Rate Obligations                              --          --             --
Investment in Other Investment Companies
   Open-End Funds                                              x           x              x
   Closed-End Funds                                            x           x              x
Lending of Portfolio Securities                                x           x              x
Leveraging Transactions
   Bank Borrowings                                             --          --             --
   Mortgage "Dollar-Roll" Transactions                         x           x              x
   Reverse Repurchase Agreements                               --          --             --
Options
   Options on Foreign Currencies                               x           --             x
   Options on Futures Contracts                                x           --             x
   Options on Securities                                       x           --             x
   Options on Stock Indices                                    x           --             x
   Reset Options                                               x           --             x
   "Yield Curve" Options                                       x           --             x
Repurchase Agreements                                          x           x              x
Short Sales                                                    x           x              x
Short Term Instruments                                         x           x              x
Swaps and Related Derivative Instruments                       x           --             x
Temporary Borrowings                                           x           x              x
Temporary Defensive Positions                                  x           x              x
"When-Issued" Securities                                       x           --             x

INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
.................................................................................................................................
SYMBOLS            x series uses, or currently anticipates using   -- permitted, but series does not currently anticipate using
--------------------------------------------------------------------------------------------------------------------------------
                                                           STRATEGIC    STRATEGIC    STRATEGIC
                                                            GROWTH       INCOME        VALUE        TECHNOLOGY
                                                            SERIES       SERIES        SERIES         SERIES
                                                            ------       ------        ------         ------
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               --          x              x              --
      Corporate Asset-Backed Securities                        --          x              x              --
      Mortgage Pass-Through Securities                         --          x              x              x
      Stripped Mortgage-Backed Securities                      --          x              x              --
   Corporate Securities                                        x           x              x              x
   Loans and Other Direct Indebtedness                         --          x              --             --
   Lower Rated Bonds                                           --          x              x              x
   Municipal Bonds                                             --          x              --             --
   U.S. Government Securities                                  x           x              x              x
   Variable and Floating Rate Obligations                      --          x              x              --
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x           x              x              --
Equity Securities                                              x           x              x              x
Foreign Securities Exposure
   Brady Bonds                                                 --          x              x              --
   Depositary Receipts                                         x           x              x              x
   Dollar-Denominated Foreign Debt Securities                  x           x              x              x
   Emerging Markets                                            x           x              x              x
   Foreign Securities                                          x           x              x              x
Forward Contracts                                              x           x              x              x
Futures Contracts                                              x           x              x              x
Indexed Securities/Structured Products                         x            x             x              x
Inverse Floating Rate Obligations                              --          x              --             --
    Investment in Other Investment Companies
  Open-End Funds                                               x           x              x              x
  Closed-End Funds                                             x           x              x              x
Lending of Portfolio Securities                                x           x              x              x
    Leveraging Transactions
  Bank Borrowings                                              x           --             --             --
  Mortgage "Dollar-Roll" Transactions                          --          x              --             --
  Reverse Repurchase Agreements                                x           --             --             --
Options
  Options on Foreign Currencies                                x           x             x               x
  Options on Futures Contracts                                 x           x             x               x
  Options on Securities                                        x           x             x               x
  Options on Stock Indices                                     x           x             x               x
  Reset Options                                                x           x             x               x
  "Yield Curve" Options                                        x           x             x               x
Repurchase Agreements                                          x           x             x               x
Short Sales                                                    x           --            x               x
Short Term Instruments                                         x           x             x               x
Swaps and Related Derivative Instruments                       x           x             x               x
Temporary Borrowings                                           x           x             x               x
Temporary Defensive Positions                                  x           x             x               x
"When-Issued" Securities                                       x           x             x               x

INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
..........................................................................................................................
SYMBOLS    x series uses, or currently anticipates using   -- permitted, but series does not currently anticipate using
-------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL
                                                            RETURN      UTILITIES      VALUE
                                                            SERIES       SERIES        SERIES
                                                            ------       ------        ------
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                               x           x              x
      Corporate Asset-Backed Securities                        x           x              x
      Mortgage Pass-Through Securities                         x           x              x
      Stripped Mortgage-Backed Securities                      x           --             x
   Corporate Securities                                        x           x              x
   Loans and Other Direct Indebtedness                         x           x              x
   Lower Rated Bonds                                           x           x              x
   Municipal Bonds                                             x           x              x
   U.S. Government Securities                                  x           x              x
   Variable and Floating Rate Obligations                      x           x              x
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x           x              x
Equity Securities                                              x           x              x
Foreign Securities Exposure
   Brady Bonds                                                 x           x              x
   Depositary Receipts                                         x           x              x
   Dollar-Denominated Foreign Debt Securities                  x           x              x
   Emerging Markets                                            x           x              x
   Foreign Securities                                          x           x              x
Forward Contracts                                              x           x              x
Futures Contracts                                              --          x              x
Indexed Securities/Structured Products                         x           x              x
Inverse Floating Rate Obligations                              x           --             --
Investment in Other Investment Companies
   Open-End Funds                                              x           x              x
   Closed-End Funds                                            x           x              x
Lending of Portfolio Securities                                x           x              x
Leveraging Transactions
   Bank Borrowings                                             --          --             --
   Mortgage "Dollar-Roll" Transactions                         x           x              x
   Reverse Repurchase Agreements                               --          --             --
Options
   Options on Foreign Currencies                               --          x              x
   Options on Futures Contracts                                --          x              x
   Options on Securities                                       --          x              x
   Options on Stock Indices                                    --          x              x
   Reset Options                                               --          x              x
   "Yield Curve" Options                                       --          x              x
Repurchase Agreements                                          x           x              x
Short Sales                                                    x           x              x
Short Term Instruments                                         x           x              x
Swaps and Related Derivative Instruments                       x           --             x
Temporary Borrowings                                           x           x              x
Temporary Defensive Positions                                  x           x              x
"When-Issued" Securities                                       x           x              x

MFS(R)/SUN LIFE SERIES TRUST

If you want more information about the Series Fund and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions on the series' investment strategy and the series' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the Series Fund and its series and is incorporated into this Prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES FUND AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE SERIES FUND AND ITS SERIES, BY CONTACTING:

    Sun Life Assurance Company of Canada (U.S.)
    Retirement Products and Services Division
    P.O. Box 1024
    Boston, MA 02103
    Telephone: 1-800-752-7215

Information about each series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the series are available on the EDGAR database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section at the above address.

    The Series Fund's Investment Company Act file number is 811-3732.

                                                                    SUN-PRO-5/04
                                                                        42M

                                                      -------------------------
                                                      MFS/SUN LIFE SERIES TRUST
                                                      -------------------------

                                                                    MAY 1, 2004


[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

MFS/SUN LIFE SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Series Fund's Prospectus dated May 1, 2004, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus. The Series Fund's financial statements are incorporated into this SAI by reference to the Series Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Series Fund's Prospectus and Annual Report without charge by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for address and phone number).

This SAI relates to the 29 Series of the Series Fund identified on page three hereof. Shares of these Series are offered principally to separate accounts of Sun Life Assurance Company of Canada (U.S.) and its affiliates that fund variable annuity and variable life insurance contracts.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              TABLE OF CONTENTS
                                                                          Page

1. Definitions ........................................................       3
2. Investment Techniques, Practices and Risks .........................       4
3. Investment Restrictions ............................................       6
4. Management of the Series Fund ......................................       8
      Trustees and Officers -- Identification and Background ..........       8
      Trustee Compensation and Standing Committees ....................      10
      Investment Adviser ..............................................      14
      Administrator ...................................................      18
      Custodian .......................................................      18
      Shareholder Servicing Agent .....................................      19
      Distributor .....................................................      19
5. Distribution .......................................................      19
6. Independent Accountants and Financial Statements ...................      20
7. Additional Information with Respect to Shares of Each Series .......      20
      Purchases .......................................................      20
      Exchange Privilege ..............................................      20
      Net Asset Value, Dividends and Distributions ....................      20
      Other Series ....................................................      21
      Tax Status ......................................................      21
      Description of Shares, Voting Rights and Liabilities ............      22
8. Portfolio Transactions and Brokerage Commissions ...................      23
   Appendix A - Investment Techniques, Practices and Risks ............     A-1
   Appendix B - Description of Bond Ratings ...........................     B-1
   Appendix C - Proxy Voting Policies .................................     C-1

1.  DEFINITIONS
"Series Fund"              -- MFS/Sun  Life Series Trust, a Massachusetts
                              business trust. The Series Fund changed its name from "Compass Series Trust" in January 1985. The shares of each Series will be used to fund benefits under variable annuity contracts and variable life insurance contracts. The Series Fund has 29 Series as follows:

                                1. Bond Series*
                                2. Capital Appreciation Series*
                                3. Capital Opportunities Series*
                                4. Core Equity Series*
                                5. Emerging Growth Series*
                                6. Emerging Markets Equity Series*
                                7. Global Governments Series
                                8. Global Growth Series*
                                9. Global Total Return Series*
                               10. Government Securities Series*
                               11. High Yield Series
                               12. International Growth Series*
                               13. International Value Series*
                               14. Managed Sectors Series
                               15. Massachusetts Investors Growth Stock Series*
                               16. Massachusetts Investors Trust Series*
                               17. Mid Cap Growth Series*
                               18. Mid Cap Value Series*
                               19. Money Market Series*
                               20. New Discovery Series*
                               21. Research Series*
                               22. Research International Series*
                               23. Strategic Growth Series*
                               24. Strategic Income Series
                               25. Strategic Value Series*
                               26. Technology Series*
                               27. Total Return Series*
                               28. Utilities Series
                               29. Value Series*

                              ------------
                              * Diversified series of the Series Fund. This
                                means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

                              The International Growth Series was previously known as the MFS/Foreign & Colonial International Growth Series until it changed its name on September 8, 1997. The Capital Opportunities Series was previously known as the Value Series until it changed its name on March 29, 1998. The Massachusetts Investors Trust Series, Global Governments Series, Global Growth Series and Global Total Return Series were previously known as the Conservative Growth Series, World Governments Series, World Growth Series and World Total Return Series, respectively, until they changed their names on April 30, 1999. The Emerging Markets Equity Series was known as the MFS/Foreign & Colonial Emerging Markets Equity Series until it changed its name on December 1, 1999. The Value Series was known as the Equity Income Series until it changed its name on May 1, 2001. The Strategic Value Series was known as the Global Health Sciences Series, and the Mid Cap Value Series was known as the International New Discovery Series, until they changed their names on April 30, 2002. The International Value Series was known as the International Investors Trust Series until it changed its name on October 16, 2002, the International Growth and Income Series until it changed its name on May 1, 2001, and MFS/Foreign & Colonial International Growth and Income Series until it changed its name on September 8, 1997. The Core Equity Series was known as the Research Growth and Income Series until it charged its name on May 1, 2004.

"Sun Life of Canada (U.S.)"-- Sun Life Assurance Company of Canada (U.S.), a
                              Delaware corporation.

"Sun Life (N.Y.)"          -- Sun Life Insurance and Annuity Company of New
                              York, a New York corporation.

"Contracts"--                 Variable  annuity and variable life insurance
                              contracts and other insurance contracts issued by Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies or by New England
                              Life Insurance Company.

"Variable Accounts"        -- Variable  accounts  established  by  Sun  Life  of
                              Canada (U.S.), Sun Life (N.Y.) and their affiliated companies or by New England Life Insurance Company to fund Contracts.

"MFS" or the "Adviser"     -- Massachusetts Financial Services Company, a
                              Delaware corporation.

"MFD" or the "Distributor" -- MFS Fund Distributors, Inc.

"Prospectus"               -- The  Prospectus  of the Series Fund, dated May 1,
                              2004, as amended or supplemented from time to time.

2.  INVESTMENT TECHNIQUES, PRACTICES AND RISKS
The investment objective and principal investment policies of each Series are described in the Prospectus. In pursuing its investment objective and investment policies, a Series may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval are, identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Appendix A to this SAI. The following percentage limitations (as a percentage of net assets) apply at the time of investment to certain of these investment techniques and practices:

                                                                              PERCENTAGE LIMITATION
          INVESTMENT POLICY                                             (BASED ON THE SERIES' NET ASSETS)
          -----------------                                             ---------------------------------
1. BOND SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 20%
    Non-Dollar-Denominated Non-Canadian Foreign Securities: ....    10%
2. CAPITAL APPRECIATION SERIES
    Foreign Securities: ........................................    25%
    Lower Rated Bonds: .........................................    5%
    Short Sales: ...............................................    5%
3. CAPITAL OPPORTUNITIES SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 15%
    Short Sales: ...............................................    5%
4. CORE EQUITY SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    5%
5. EMERGING GROWTH SERIES
    Foreign Securities: ........................................    20%
    Lower Rated Bonds: .........................................    up to (but not including) 5%
    Short Sales: ...............................................    5%
6. EMERGING MARKETS EQUITY SERIES
    Emerging Market Securities: ................................    100%
    Lower Rated and Brady Bonds: ...............................    up to (but not including) 10%
    Short Sales: ...............................................    5%
7. GLOBAL GOVERNMENTS SERIES
    Foreign Securities: ........................................    100%
    Emerging Market Securities: ................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    0%
8. GLOBAL GROWTH SERIES
    Foreign Securities: ........................................    100%
    Short Sales: ...............................................    5%
9. GLOBAL TOTAL RETURN SERIES
    Lower Rated Bonds: .........................................    15%
    Short Sales: ...............................................    5%
10. GOVERNMENT SECURITIES SERIES
    Collateralized Mortgage Obligations: .......................    up to (but not including) 20%
11. HIGH YIELD SERIES
    Foreign Securities: ........................................    25%
    Emerging Market Securities: ................................    5%
    Lower Rated Bonds: .........................................    100%
    Short Sales: ...............................................    5%
12. INTERNATIONAL GROWTH SERIES
    Emerging Market Securities: ................................    25%
    Short Sales: ...............................................    5%
13. INTERNATIONAL VALUE SERIES
    Emerging Market Securities: ................................    10%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
14. MANAGED SECTORS SERIES
    Foreign Securities: ........................................    up to 50%
    Short Sales: ...............................................    15%
15. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
    Foreign Securities: ........................................    35%
    Short Sales: ...............................................    5%
16. MASSACHUSETTS INVESTORS TRUST SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    5%
17. MID CAP GROWTH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%
18. MID CAP VALUE SERIES
    Foreign Securities (including Emerging Market Securities): .    up to (but not including) 20%
    Short Sales: ...............................................    5%
19. MONEY MARKET SERIES
    U.S. dollar-denominated securities of foreign issuers: .....    up to 35% of total assets
20. NEW DISCOVERY SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    up to 15%
21. RESEARCH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
22. RESEARCH INTERNATIONAL SERIES
    Emerging Market Securities: ................................    25%
    Short Sales: ...............................................    5%
23. STRATEGIC GROWTH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    15%
24. STRATEGIC INCOME SERIES
    Foreign Securities: ........................................    50%
    Lower Rated Bonds: .........................................    100%
25. STRATEGIC VALUE SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%
26. TECHNOLOGY SERIES
    Foreign Securities (including Emerging Market Securities): .    50%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%
27. TOTAL RETURN SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
28. UTILITIES SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 20%
    Short Sales: ...............................................    5%
29. VALUE SERIES
    Foreign Securities: ........................................    up to 35%
    Short Sales: ...............................................    5%

3.  INVESTMENT RESTRICTIONS
The Series Fund has adopted the following investment restrictions which apply to each Series, except as noted below. Fundamental investment restrictions cannot be changed with respect to any Series without the approval of the holders of a majority of the shares of that Series (which, as used in this SAI, means the lesser of (i) voting securities representing 67% or more of the voting power present at a meeting at which holders of voting securities representing more than 50% of the voting power are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power). Except for fundamental investment restriction (1) and non-fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of the restriction. In the event of a violation of non-fundamental investment restriction (1), the Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the "1940 Act"), as amended, and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    (4) Senior Securities: issue any senior securities, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (5) Make Loans: make loans, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Series, other than the Utilities Series, may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

The Utilities Series may not:

    (6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in the utilities industry.

                           ------------------------

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

    (1) Illiquid Investments: invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% (10% in the case of the Money Market Series) of the Series' net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series Fund's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

INSURANCE LAW RESTRICTIONS: In connection with the Series Fund's agreement to sell shares to the Variable Accounts, MFS and Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company may enter into agreements, required by certain state insurance departments, under which MFS may agree to use its best efforts to ensure that the Series Fund complies with the investment restrictions and limitations prescribed by state insurance laws, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of assets of the Variable Accounts in shares of the Series Fund, and to permit Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company to monitor investments made by the Series Fund to ensure compliance with those restrictions and limitations. If the Series Fund fails to comply with such restrictions or limitations, the Variable Accounts will take appropriate action, which might include ceasing to make investments in the Series Fund or ceasing to issue Contracts in the state imposing the limitation. It is not expected that such restrictions and limitations will have a significant impact on the operations of the Series Fund.

4. MANAGEMENT OF THE SERIES FUND

                                       TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                            POSITION(s) HELD WITH         TRUSTEE/OFFICER                  PRINCIPAL OCCUPATION AND OTHER
NAME, DATE OF BIRTH              SERIES FUND                   SINCE+                 DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS
-------------------         ---------------------         ---------------             -------------------------------------------

INTERESTED TRUSTEES
David D. Horn*                       Trustee                 April 1986       Private investor; Retired; Sun Life Assurance Company
(born 06/07/41)                                                               of Canada, Former Senior Vice President and General
                                                                              Manager for the United States (until 1997)

C. James Prieur*                     Trustee                  July 1999       Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                               Chief Operating Officer (since April 1999), General
                                                                              Manager, U.S.

INDEPENDENT TRUSTEES
J. Kermit Birchfield                Chairman                  May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                               Managing Director; Displaytech, Inc. (manufacturer of
                                                                              liquid crystal display technology), Director

Robert C. Bishop                     Trustee                  May 2001        AutoImmune Inc. (pharmaceutical product development),
(born 01/13/43)                                                               Chairman, President and Chief Executive Officer;
                                                                              Caliper Life Sciences Corp. (laboratory analytical
                                                                              instruments), Director; Millipore Corporation
                                                                              (purification/filtration products), Director;
                                                                              Quintiles Transnational Corp. (contract services to
                                                                              the medical industry), Director

Frederick H. Dulles                  Trustee                  May 2001        Ten State Street LLP (law firm), Partner; McFadden,
(born 03/12/42)                                                               Pilkington & Ward LLP (solicitors and registered
                                                                              foreign lawyers), Partner (until June 2003); Jackson
                                                                              & Nash, LLP (law firm), Of Counsel (January 2000
                                                                              until November 2000)

Derwyn F. Phillips                   Trustee                 April 1986       Retired
(born 08/31/30)

Ronald G. Steinhart                  Trustee                  May 2001        Private investor; Bank One, Texas N.A., Vice Chairman
(born 06/15/40)                                                               and Director (January 2000 to January 2001); Bank One
                                                                              Corporation, Officer (until January 2000); Carreker
                                                                              Corporation (consultant and technology provider to
                                                                              financial institutions), Director; Prentiss
                                                                              Properties Trust (real estate investment trust),
                                                                              Director; United Auto Group, Inc. (automotive
                                                                              retailer), Director

Haviland Wright                      Trustee                  May 2001        Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                               Center, Center Director (since March 2002);
                                                                              Displaytech, Inc. (manufacturer of liquid crystal
                                                                              display technology), Chairman and Chief Executive
                                                                              Officer (until March 2002)

TRUSTEE EMERITUS
Samuel Adams**                  Trustee Emeritus                              Retired
(born 10/19/25)

Garth Marston                   Trustee Emeritus                              Retired
(born 04/28/26)

OFFICERS
James R. Bordewick,          Assistant Secretary and        February 1997     Massachusetts Financial Services Company, Senior Vice
Jr.**                            Assistant Clerk                              President and Associate General Counsel
(born 03/06/59)

Stephanie A. DeSisto**         Assistant Treasurer            May 2003        Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                               President (since April 2003); Brown Brothers Harriman
                                                                              & Co., Senior Vice President (November 2002 to April
                                                                              2003); ING Groep N.V./Aeltus Investment Management,
                                                                              Senior Vice President (prior to November 2002)

Robert R. Flaherty**           Assistant Treasurer            May 2001        Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                               President (since August 2000); UAM Fund Services,
                                                                              Senior Vice President (prior to August 2000)

Richard M. Hisey**                  Treasurer                August 2002      Massachusetts Financial Services Company, Senior Vice
(born 8/29/58)                                                                President (since July 2002); The Bank of New York,
                                                                              Senior Vice President (September 2000 until July
                                                                              2002); Lexington Global Asset Managers, Inc.,
                                                                              Executive Vice President and Chief Financial Officer
                                                                              (prior to September2000); Lexington Funds, Treasurer
                                                                              (prior to September 2000)

Robert J. Manning**                 President             February 6, 2004    Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                               Executive Officer, President, Chief Investment
                                                                              Officer and Director

Ellen Moynihan**               Assistant Treasurer            May 2001        Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                               President

James O. Yost**                Assistant Treasurer            May 2001        Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                               President

------------
  + Date first appointed to serve as an Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment unless otherwise noted.
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Series Fund. The address of Sun Life of
    Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
 ** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts02116.

The Series do not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The executive officers of the Series Fund hold similar offices for these variable accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Variable Accounts/Series.

Because the Trustees and officers are not eligible to purchase shares of the Series Fund, no Trustee or officer owned shares of the Series Fund or of any other fund supervised by the Trustees as of the date of this SAI. As of the date of this SAI, substantially all of the shares of each Series are owned by Sun Life of Canada (U.S.).

The Declaration of Trust of the Series Fund provides that the Series Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series Fund, unless, as to liabilities to the Series Fund or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Series Fund. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Each Series and the Adviser and Distributor have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.

                 TRUSTEE COMPENSATION AND STANDING COMMITTEES

The Series Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Series Fund, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Series Fund's Board of Trustees is set forth below.

TRUSTEE COMPENSATION
                                                                    J. Kermit   Robert C.  Frederick H.
Series/Non-Interested Trustee(1)                                    Birchfield   Bishop       Dulles
------------------------------------------------------------------------------------------------------
Bond Series ......................................................   $ 2,882    $ 2,395       $ 2,483
Capital Appreciation Series ......................................     8,017      6,686         6,788
Capital Opportunities Series .....................................     3,109      2,593         2,629
Core Equity Series ...............................................       826        688           705
Emerging Growth Series ...........................................     4,977      4,153         4,203
Emerging Markets Equity Series ...................................       378        315           325
Global Governments Series ........................................       864        718           745
Global Growth Series .............................................     2,009      1,674         1,707
Global Total Return Series .......................................     1,000        832           857
Government Securities Series .....................................    11,683      9,709        10,069
High Yield Series ................................................     4,075      3,390         3,491
International Growth Series ......................................     1,156        963           989
International Value Series .......................................       618        515           529
Managed Sectors Series ...........................................     1,894      1,579         1,605
Massachusetts Investors Growth Stock Series ......................     5,716      4,765         4,853
Massachusetts Investors Trust Series .............................    13,625     11,353        11,587
Mid Cap Growth Series ............................................       634        528           539
Mid Cap Value Series .............................................         8          7             7
Money Market Series ..............................................     8,618      7,167         7,401
New Discovery Series .............................................     2,477      2,063         2,114
Research Series ..................................................     5,488      4,576         4,651
Research International Series ....................................       799        665           683
Strategic Growth Series ..........................................       512        427           435
Strategic Income Series ..........................................       811        674           699
Strategic Value Series ...........................................        12         10            11
Technology Series ................................................       184        154           155
Total Return Series ..............................................    20,102     16,725        17,218
Utilities Series .................................................     3,006      2,507         2,544
Value Series .....................................................     3,648      3,034         3,132

----------
(1) For the year ended December 31, 2003.

TRUSTEE COMPENSATION -- CONTINUED

                                                                                  Garth     Derwyn F.    Ronald G.   Haviland
Series/Non-Interested Trustee(1)                                                 Marston    Phillips     Steinhart    Wright
-----------------------------------------------------------------------------------------------------------------------------
Bond Series ................................................................     $   657    $ 2,456      $  2,638   $  2,456
Capital Appreciation Series ................................................       1,797      6,852         7,351      6,852
Capital Opportunities Series ...............................................         696      2,658         2,851      2,658
Core Equity Series .........................................................         187        706           758        706
Emerging Growth Series .....................................................       1,112      4,256         4,565      4,256
Emerging Markets Equity Series .............................................          86        323           347        323
Global Governments Series ..................................................         197        736           791        736
Global Growth Series .......................................................         452      1,716         1,842      1,716
Global Total Return Series .................................................         227        853           916        853
Government Securities Series ...............................................       2,665      9,956        10,696      9,956
High Yield Series ..........................................................         924      3,476         3,732      3,476
International Growth Series ................................................         262        987         1,059        987
International Value Series .................................................         140        527           566        527
Managed Sectors Series .....................................................         425      1,619         1,737      1,619
Massachusetts Investors Growth Stock Series ................................       1,285      4,884         5,240      4,884
Massachusetts Investors Trust Series .......................................       3,067     11,637        12,490     11,637
Mid Cap Growth Series ......................................................         143        541           581        541
Mid Cap Value Series .......................................................           2          7             8          7
Money Market Series ........................................................       1,959      7,349         7,893      7,349
New Discovery Series .......................................................         560      2,115         2,270      2,115
Research Series ............................................................       1,231      4,690         5,032      4,690
Research International Series ..............................................         181        682           732        682
Strategic Growth Series ....................................................         115        438           470        438
Strategic Income Series ....................................................         185        691           742        691
Strategic Value Series .....................................................           3         10            11         10
Technology Series ..........................................................          41        158           169        158
Total Return Series ........................................................       4,558     17,147        18,413     17,147
Utilities Series ...........................................................         674      2,570         2,757      2,570
Value Series ...............................................................         829      3,111         3,341      3,111

----------
(1) For the year ended December 31, 2003.

TRUSTEE COMPENSATION -- CONTINUED

                                                                                                      Samuel   David D.  C. James
Series/Interested Trustee(1)                                                                          Adams      Horn     Prieur
-----------------------------------------------------------------------------------------------------------------------------------
Bond Series ......................................................................................   $ 2,361   $ 2,361     N/A
Capital Appreciation Series ......................................................................     6,455     6,455     N/A
Capital Opportunities Series .....................................................................     2,500     2,500     N/A
Core Equity Series ...............................................................................       670       670     N/A
Emerging Growth Series ...........................................................................     3,997     3,997     N/A
Emerging Markets Equity Series ...................................................................       309       309     N/A
Global Governments Series ........................................................................       709       709     N/A
Global Growth Series .............................................................................     1,623     1,623     N/A
Global Total Return Series .......................................................................       815       815     N/A
Government Securities Series .....................................................................     9,576     9,576     N/A
High Yield Series ................................................................................     3,320     3,320     N/A
International Growth Series ......................................................................       940       940     N/A
International Value Series .......................................................................       503       503     N/A
Managed Sectors Series ...........................................................................     1,526     1,526     N/A
Massachusetts Investors Growth Stock Series ......................................................     4,615     4,615     N/A
Massachusetts Investors Trust Series .............................................................    11,019    11,019     N/A
Mid Cap Growth Series ............................................................................       513       513     N/A
Mid Cap Value Series .............................................................................         7         7     N/A
Money Market Series ..............................................................................     7,038     7,038     N/A
New Discovery Series .............................................................................     2,010     2,010     N/A
Research Series ..................................................................................     4,423     4,423     N/A
Research International Series ....................................................................       650       650     N/A
Strategic Growth Series ..........................................................................       413       413     N/A
Strategic Income Series ..........................................................................       665       665     N/A
Strategic Value Series ...........................................................................        10        10     N/A
Technology Series ................................................................................       147       147     N/A
Total Return Series ..............................................................................    16,374    16,374     N/A
Utilities Series .................................................................................     2,420     2,420     N/A
Value Series .....................................................................................     2,978     2,978     N/A

                                                                                           TOTAL TRUSTEE FEES
                                                                                            FROM SERIES FUND
                                                                                          AND FUND COMPLEX(2)
TRUSTEE                                                                                  --------------------
Samuel Adams ..........................................................................         $ 96,799
J. Kermit Birchfield ..................................................................          119,272
Robert C. Bishop ......................................................................           99,315
Frederick H. Dulles ...................................................................          101,782
David D. Horn .........................................................................           96,799
Garth Marston .........................................................................           26,968
Derwyn F. Phillips ....................................................................          101,798
James C. Prieur .......................................................................            --
Ronald G. Steinhart ...................................................................          109,282
Haviland Wright .......................................................................          101,815

----------
(1) For the year ended December 31, 2003.
(2) Information provided for year ended December 31, 2003. All Trustees served as Trustees of 36 funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $10.9 billion).

STANDING COMMITTEES

The Board has established the following Standing Committees:

                        NUMBER OF
                        MEETINGS
                        IN LAST
NAME OF COMMITTEE      FISCAL YEAR                           FUNCTIONS                                     MEMBERS
------------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            4       Provides oversight with respect to the accounting and auditing   Birchfield*, Bishop*, Steinhart*
                                   procedures of the Series Fund and, among other things,           and Wright*
                                   selection of the independent accountants for the Series Fund and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Series Fund and any audit or non-audit services such accountants provide to other MFS funds,
                                   MFS and/or certain affiliates; pre-approves audit and
                                   permissible non-audit services of independent accountants.

COMPLIANCE AND             2       Responsible for oversight of the development and implementation  Birchfield*, Dulles* and
GOVERNANCE COMMITTEE               of the Series' compliance policies, procedures and practices     Phillips*
                                   under the 1940 Act and other applicable laws as well as
                                   oversight of compliance policies of the Series' investment adviser and certain other service providers as they relate to
                                   Series activities. When the Series have appointed a chief
                                   compliance officer, such person will report directly to the
                                   Committee and assist the Committee in carrying out its
                                   responsibilities. The Committee also recommends qualified
                                   candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Trustees. Administers and approves all elements of compensation for the Trustees who are not "interested persons"
                                   of the Series Fund as defined in the 1940 Act. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee
                                   candidates for consideration by the Committee may do so by writing the Series Fund's Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the
                                   Committee.

CONTRACT REVIEW            3       Requests, reviews and considers the information deemed           All non-interested Trustees of
COMMITTEE                          reasonably necessary to evaluate the terms of the investment     the Board (Birchfield, Bishop,
                                   advisory, administrative services and principal underwriting     Dulles, Phillips, Steinhart and
                                   agreements and the Plan of Distribution under Rule 12b-1 or any  Wright)
                                   other agreement between the Series Fund and its affiliates that the Series Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

OPERATIONS COMMITTEE       3       Reviews MFS' process and procedures, internal controls, and      Birchfield*, Bishop*, Dulles*,
                                   compliance monitoring relating to portfolio trading, best        Horn, Phillips*, Prieur,
                                   execution and brokerage costs and trade allocations. Reviews     Steinhart* and Wright*
                                   procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS' internal valuation committee and/or the full Board in resolving particular valuation
                                   matters. Reviews on an ongoing basis the Series Fund's proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.

------------------------------------------------------------------------------------------------------------------------------------
* Non-interested or independent Trustees.

INVESTMENT ADVISER
MFS is the investment adviser of the Series Fund and in such capacity manages the portfolio of each Series. MFS also serves as investment adviser to the funds in the MFS Family of Funds, and to certain other registered investment companies established by MFS and/or Sun Life of Canada (U.S.). MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, provides investment advice to substantial private clients. For information concerning the allocation by MFS of simultaneous securities transactions for different clients, see "Portfolio Transactions and Brokerage Commissions."

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life Financial Services of Canada, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

INVESTMENT ADVISORY AGREEMENTS -- MFS provides each Series of the Series Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series of the Series Fund. For these services, MFS receives an annual management fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series Fund."

In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Series. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

    Nature, Quality and Extent of Services: The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Series' behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

    Investment Record and Comparative Performance Data: The Trustees reviewed the Series' investment performance as well as the performance of a peer group of Funds.

    Expenses: The Trustees considered the Series' advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. The Trustees considered that certain Series' advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally, the Trustees considered any fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

    Economies of Scale: The Trustees considered whether there have been economies of scale with respect to the management of the Series and whether a Series has appropriately benefited from any economies of scale, pursuant to any advisory fee breakpoints described above.

    Profitability: The Trustees considered the level of MFS' profits with respect to the management of the Series, including a review of MFS' methodology in allocating its costs to the management of the Series. The Trustees considered the profits realized by MFS in connection with the operation of the Series and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Series.

    Personnel and Industry Conditions: The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

    Other Benefits: Taking into account the risks assumed by MFS, the Trustees considered the character and amount of any other benefits received by MFS from serving as adviser of the Series and from providing certain administrative services to the Series, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Series. The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions to pay for research and other similar services.

    The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

For the fiscal years ended December 31, 2003, 2002 and 2001, the Series paid the following management fees:

FOR FISCAL YEAR ENDED DECEMBER 31, 2003:           PAID TO MFS           AMOUNT
                                                   FOR ADVISORY        WAIVED BY
SERIES                                               SERVICES             MFS
--------------------------------------------------------------------------------
Bond Series ..................................      $ 1,607,951           N/A
Capital Appreciation Series ..................        5,254,349           N/A
Capital Opportunities Series .................        1,965,925           N/A
Core Equity Series ...........................          561,416           N/A
Emerging Growth Series .......................        3,168,903           N/A
Emerging Markets Equity Series ...............          449,073           N/A
Global Governments Series ....................          571,789           N/A
Global Growth Series .........................        1,539,634           N/A
Global Total Return Series ...................          823,278           N/A
Government Securities Series .................        5,227,686           N/A
High Yield Series ............................        2,970,202           N/A
International Growth Series ..................          997,017           N/A
International Value Series ...................          534,713           N/A
Managed Sectors Series .......................        1,201,347           N/A
Massachusetts Investors Growth Stock Series ..        3,870,358           N/A
Massachusetts Investors Trust Series .........        6,292,113           N/A
Mid Cap Growth Series ........................          548,911           N/A
Mid Cap Value Series .........................           38,647           N/A
Money Market Series ..........................        3,172,213           N/A
New Discovery Series .........................        2,134,117           N/A
Research Series ..............................        3,292,858           N/A
Research International Series ................          733,657           N/A
Strategic Growth Series ......................          394,397           N/A
Strategic Income Series ......................          610,845           N/A
Strategic Value Series .......................           30,571           N/A
Technology Series ............................          168,950           N/A
Total Return Series ..........................       11,497,984           N/A
Utilities Series .............................        2,046,734           N/A
Value Series .................................        2,439,100           N/A

FOR FISCAL YEAR ENDED DECEMBER 31, 2002:          PAID TO MFS            AMOUNT
                                                  FOR ADVISORY         WAIVED BY
SERIES                                              SERVICES              MFS
-------------------------------------------------------------------------------
Bond Series ..................................      $ 1,267,703           N/A
Capital Appreciation Series ..................        6,780,629           N/A
Capital Opportunities Series .................        2,724,554           N/A
Core Equity Series ...........................          634,921           N/A
Emerging Growth Series .......................        4,246,803           N/A
Emerging Markets Equity Series ...............          475,988           N/A
Global Governments Series ....................          423,605           N/A
Global Growth Series .........................        1,960,251           N/A
Global Total Return Series ...................          652,248           N/A
Government Securities Series .................        4,709,821           N/A
High Yield Series ............................        2,735,622           N/A
International Growth Series ..................        1,093,359           N/A
International Value Series ...................          577,633           N/A
Managed Sectors Series .......................        1,604,447           N/A
Massachusetts Investors Growth Stock Series ..        4,745,314           N/A
Massachusetts Investors Trust Series .........        8,039,933           N/A
Mid Cap Growth Series ........................          485,526           N/A
Mid Cap Value Series (1) .....................            2,267           N/A
Money Market Series ..........................        3,758,876           N/A
New Discovery Series .........................        2,164,726           N/A
Research Series ..............................        4,464,616           N/A
Research International Series ................          764,878           N/A
Strategic Growth Series ......................          420,811           N/A
Strategic Income Series ......................          458,766           N/A
Strategic Value Series (1) ...................            3,125           N/A
Technology Series ............................          170,363           N/A
Total Return Series ..........................       12,042,250           N/A
Utilities Series .............................        2,466,529           N/A
Value Series .................................        2,488,158           N/A
----------
(1) From the commencement of investment operations on May 1, 2002.

FOR FISCAL YEAR ENDED DECEMBER 31, 2001:           PAID TO MFS           AMOUNT
                                                   FOR ADVISORY        WAIVED BY
SERIES                                               SERVICES             MFS
--------------------------------------------------------------------------------
Bond Series ..................................      $   772,856           N/A
Capital Appreciation Series ..................       10,473,819           N/A
Capital Opportunities Series .................        4,208,487           N/A
Core Equity Series ...........................          706,974           N/A
Emerging Growth Series .......................        7,014,946           N/A
Emerging Markets Equity Series ...............          431,160           N/A
Global Governments Series ....................          424,232           N/A
Global Growth Series .........................        2,967,546           N/A
Global Total Return Series ...................          702,464           N/A
Government Securities Series .................        3,493,486           N/A
High Yield Series ............................        2,756,252           N/A
International Growth Series ..................        1,160,139           N/A
International Value Series ...................          703,148           N/A
Managed Sectors Series .......................        2,650,075           N/A
Massachusetts Investors Growth Stock Series ..        6,426,707           N/A
Massachusetts Investors Trust Series .........       10,878,179           N/A
Mid Cap Growth Series ........................          438,508           N/A
Mid Cap Value Series (1) .....................               --           N/A
Money Market Series ..........................        3,092,106           N/A
New Discovery Series .........................        2,295,220           N/A
Research Series ..............................        6,797,072           N/A
Research International Series ................          848,743           N/A
Strategic Growth Series ......................          602,285           N/A
Strategic Income Series ......................          322,433           N/A
Strategic Value Series (1) ...................               --           N/A
Technology Series ............................          254,915           N/A
Total Return Series ..........................       12,172,961           N/A
Utilities Series .............................        4,054,698           N/A
Value Series .................................        1,614,688           N/A
----------
(1) Series did not commence investment operations prior to December 31, 2001.

MFS has agreed to bear each of the following Series' expenses, excluding taxes, extraordinary expenses and brokerage and transactions costs, in excess of the following annual percentage of such Series' average daily net assets:

          Capital Appreciation Series ........................ 1.25%
          Global Governments Series .......................... 1.25%
          Government Securities Series ....................... 1.25%
          High Yield Series .................................. 1.25%
          Managed Sectors Series ............................. 1.25%
          Massachusetts Investors Trust Series ............... 1.25%
          Money Market Series ................................ 1.25%
          Total Return Series ................................ 1.25%

These arrangements with MFS may not be modified without approval by the shareholders of these Series.

MFS has also agreed to bear the expenses of each of the Mid Cap Value Series, Strategic Value Series and Technology Series, excluding management fees, taxes, distribution (Rule 12b-1) fees, extraordinary expenses and brokerage and transaction costs, in excess of the 0.25% of such Series' average daily net assets. In addition, MFS has agreed to bear the Money Market Series' expenses, excluding taxes, extraordinary expenses, brokerage and transaction costs, in excess of 0.60% of the Series' Initial Class and 0.85% of the Series' Service Class Shares' average daily net assets.

The Series Fund pays the compensation of the Trustees who are not affiliated with MFS or Sun Life of Canada (U.S.) and all expenses (other than those assumed by MFS), including but not limited to: management fees; Rule 12b-1 fees; administrative service fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent or registrar of the Series Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing shareholder reports, notices, proxy statements, confirmations, periodic investment statements, confirmations, periodic investment statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions including currency conversion costs; insurance premiums; fees and expenses of the Series Fund's custodians, for all services to the Series Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the shares of each Series; and expenses of shareholder meetings. Payment by the Series Fund of brokerage commissions for brokerage and research services of value to MFS in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions." Expenses of the Series Fund which are not attributable to a specific Series are allocated among all of the Series in a manner believed to be fair and equitable to each.

The Investment Advisory Agreements have an initial two-year term and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Series Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Series and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. The Advisory Agreements terminate automatically if assigned and, since they are severable with respect to each Series, may be terminated with respect to any Series without penalty by vote of a majority of the outstanding voting securities of that Series or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that MFS may render services to others and that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreements.

ADMINISTRATOR
MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Series pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of each Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the years ended December 31, 2003, 2002 and 2001, MFS received fees under this Agreement as follows:

                                                2003         2002         2001
                                               -----        -----        -----

Bond Series ................................  $ 26,560     $ 18,008     $ 11,628
Capital Appreciation Series.................    66,293      100,010      174,863
Capital Opportunities Series ...............    24,788       42,155       72,231
Core Equity Series .........................     6,781        9,007       10,616
Emerging Growth Series .....................    40,913       67,422      123,929
Emerging Markets Equity Series .............     3,009        3,849        4,054
Global Governments Series ..................     7,690        4,613        6,402
Global Growth Series .......................    15,952       23,538       40,039
Global Total Return Series .................     8,420        8,360       10,666
Government Securities Series ...............   100,990       70,182       64,962
High Yield Series ..........................    37,185       36,098       40,846
International Growth Series ................     9,308       11,495       13,390
International Value Series .................     5,053        5,945        8,450
Managed Sectors Series .....................    15,360       23,608       44,854
Massachusetts Investors Growth Stock Series     47,780       68,966      100,605
Massachusetts Investors Trust Series .......   109,239      157,369      228,834
Mid Cap Growth Series ......................     5,551        7,167        5,961
Mid Cap Value Series .......................       174            5(1)       N/A
Money Market Series ........................    67,335       66,507       62,295
New Discovery Series .......................    20,621       25,504       28,246
Research Series ............................    43,614       69,775      118,182
Research International Series ..............     6,411        7,803        9,641
Strategic Growth Series ....................     4,323        6,266        9,572
Strategic Income Series ....................     7,621        5,383        4,452
Strategic Value Series .....................       226           11(1)       N/A
Technology Series ..........................     1,753        2,696        4,006
Total Return Series ........................   166,462      182,219       20,695
Utilities Series ...........................    25,511       37,324       67,893
Value Series ...............................    29,841       32,729       20,511

(1) From the commencement of investment operations on May 1, 2002.

CUSTODIAN
State Street Bank and Trust Company and/or JP Morgan Chase Bank (each a "Custodian") are the custodians of the Series Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Series Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Series Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Series Fund's foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating the daily net asset value, public offering price and redemption price of shares of each class of the Series Fund. The Custodians do not determine the investment policies of the Series Fund or decide which securities the Series Fund will buy or sell. The Series Fund may, however, invest in securities of a Custodian and may deal with the Custodians as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System, the Depository Trust Company, or the Mortgage Backed Securities Clearing Corporation.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS, is the Series Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement effective August 1, 1985 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of the Series Fund. In addition, State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Series Fund. For these services, the Shareholder Servicing Agent is entitled to receive a fee based on the number of accounts in the Series Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Series Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series Fund.

During the fiscal years ended December 31, 2003, 2002 and 2001, no Series paid any compensation to the Shareholder Servicing Agent.

DISTRIBUTOR
MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Series Fund pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series Fund's shares and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  DISTRIBUTION
RULE 12B-1 PLAN
The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Series Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Series Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series Fund. Such an increase may reduce the expense ratio to the extent the Series Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Series Fund will increase or that the other benefits referred to above will be realized.

Current distribution fees for each Series are reflected under the caption "Expense Summary" in the Prospectus.

The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Series Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Series Fund, the Series Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Series Fund.

Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to Service Class shares.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Series Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated with respect to a Series at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated with respect to a Series at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses with respect to a Series without the approval of a majority of the voting power of the Series' Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

MFD also may make additional payments to Participating Insurance Companies and Plan Sponsors (including affiliates) (collectively, "Record Owners") out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Record Owner may receive payments under both categories.

MARKETING AND ADMINISTRATIVE SERVICE SUPPORT PAYMENTS
MFD may make payments to certain Record Owners of one or more of the Series for marketing support and for administrative services. A Record Owner's marketing support services may include business planning assistance, educating Record Owner personnel about the Series, as well as Contract holder or Plan participant (collectively, "Beneficial Owners") planning needs, and access to sales meetings, sales representatives and management representatives of the Record Owner. A Record Owner's administrative and shareholder services may include: maintaining separate records reflecting the shares purchased and redeemed and share balances by Beneficial Owners; maintaining a single master account with the Trust's transfer agent on behalf of Beneficial Owners; disbursing or crediting all proceeds of redemptions of shares of a Series and all dividends and other distributions not reinvested in shares of a Series; preparing and transmitting to Beneficial Owners periodic account statements showing the total number of shares of each Series owned by a Beneficial Owner as of the statement closing date, purchases and redemptions of Series shares during the statement period and the dividends and other distributions paid to Beneficial Owners during the statement period, as well as other statements required by law; transmitting to the Trust's transfer agent purchase and redemption orders on behalf of Beneficial Owners in accordance with specified procedures, and providing to the Trust, MFD or any of their designated agents such periodic reports as will be reasonably requested to enable any of the Series and MFD to comply with state Blue Sky requirements. MFD compensates Record Owners differently depending upon, among other factors, the level and/ or type of marketing and administrative support services provided by the Record Owner. As of July 1, 2004, the following Record Owners are expected to receive payments under the category; Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.

Any additions, modifications or deletions to the previous sentence that have occurred since that date are not reflected. Effective July 1, 2004, in the case of any one Record Owner, marketing and administrative support payments will not exceed 0.25% of the total assets of these Series attributable to that Record Owner, on an annual basis.

OTHER CASH PAYMENTS

From time to time, MFD, at its expense, may provide additional compensation to Record Owners which sell or arrange for the sale of shares of the Series. Such compensation provided by MFD may include financial assistance to Record Owners that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited employees and other personnel, client and investor events and other Record Owner-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

A Beneficial Owner can ask the relevant Record Owner for information about any payments it receives from MFD and any services provided.

6.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
The Series' financial statements and financial highlights for the year ended December 31, 2003, are incorporated by reference into this SAI from the Series Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series Fund's Annual Report accompanies this SAI.

7.  ADDITIONAL INFORMATION WITH RESPECT TO SHARES OF EACH SERIES

PURCHASES
Sun Life of Canada (U.S.), Sun Life (N.Y.) and New England Life Insurance Company buy shares of each Series for their Variable Accounts without a sales charge at their net asset value through the allocation of purchase payments made under Contracts issued by them in accordance with the allocation instructions received from owners of the Contracts.

EXCHANGE PRIVILEGE
Subject to the limitations described in the prospectus, shares of any Series of the Series Fund may be exchanged for the same class of shares of any other Series of the Series Fund (if shares of that Series are available for purchase) at net asset value so as to facilitate exchanges among Sub-Accounts of the Variable Accounts, as described in the prospectuses for the Variable Accounts. See the Prospectus for a further discussion of the exchange privilege.

NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS
The net asset value per share of each class of each Series is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Series shares outstanding for that class.

MONEY MARKET SERIES -- All the Net Income, as defined below, of the Money Market Series determined at the times stated above is declared as a dividend to its shareholders at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed on the last business day of each month. If paid in the form of additonal shares, dividends are paid at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to the Money Market Series.

For this purpose the Net Income of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Series, (ii) less all actual and accrued expenses of the Series determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized or net unrealized gains and losses on the assets of the Series. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

Since the Net Income of the Money Market Series is declared as a dividend each time the Net Income of that Series is determined, the net asset value per share of that Series (i.e., the value of the net assets of that Series divided by the number of its shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration.

Portfolio securities of the Money Market Series are valued at amortized cost, which the Board of Trustees which oversees the Money Market Series has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

OTHER SERIES -- The following valuation techniques apply to each Series except the Money Market Series.

Equity securities held by a Series are valued at their market value when market quotations are readily available. Debt securities held by a Series are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Series' cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing- service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Substantially all of the net income of each Series (other than the Money Market Series, which is discussed above) is paid to its shareholders as a dividend at least annually. Each Series will also distribute its net profits from the sale of securities, if any, on at least an annual basis.

DISTRIBUTIONS -- The Variable Accounts can choose to receive distributions from the Series Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Series Fund to purchase additional shares at their net asset value.

TAX STATUS
Each Series is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each individual Series of the Series Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of subchapter M, including requirements as to the nature of a Series' gross income, the amount of its distributions, and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series' foreign-source income may be subject to foreign withholding taxes. Distributions by the Series Fund, to the extent applied to increase reserves under the Contracts, are not taxable to Sun Life of Canada (U.S.) or Sun Life (N.Y.). If any Series should fail to qualify as a "regulated investment company" in any year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be taxable as ordinary dividend income to its shareholders, and investments in that Series through separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each shareholder (i.e., separate account) that invests in a Series must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as "life insurance contracts" under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Series, and on all sales, exchanges or redemptions of interests in the Series.

If all of the beneficial interests in a Series are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Series, rather than treating the interest in the Series as a separate investment of each separate account investing in the Series. Each Series intends to continue to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in the Series would also satisfy such diversification requirements.

Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of those positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. A Series may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

Investment income received by a Series from foreign securities, and gains with respect to foreign securities, may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Series Fund's Declaration of Trust permits the Series Fund's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each Series, to divide or combine the shares of any Series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that Series and to divide such shares into classes. The Series Fund has reserved the right to create and issue additional Series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Series with each other share of that class. Shares of each Series of the Series Fund participate equally in the earnings, dividends and distribution of net assets of the particular Series upon liquidation or dissolution (except for any differences among classes of shares of a Series).

Each shareholder of each Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all Series of the Series Fund generally will vote together on all matters except when the Trustees determine that only shareholders of particular Series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Series Fund's Declaration of Trust.

The Series Fund, or any Series or class of the Series Fund, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Series Fund voting as a single class or of the affected Series or class. The Series Fund, or any Series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any Series of the Series Fund, or any class of any Series, may be terminated at any time by a vote of a majority of the outstanding voting power of that Series or class, or by the Trustees by written notice to the shareholders of that Series or class. The Series Fund may be terminated at any time by a vote of a majority of the voting power of the Series Fund or by the Trustees by written notice to the shareholders. If not so terminated, the Series Fund will continue indefinitely.

The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff made exceptions in limited circumstances.

Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and provides for indemnification and reimbursement of expenses out of Series Fund property for any shareholder held personally liable for the obligations of the Series Fund. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Series Fund and its shareholders and the Trustees, officers, employees and agents of the Series Fund covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Series Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Series Fund are not binding upon the Trustees individually but only upon the property of the Series Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Series Fund's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Series Fund's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

8.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser, in a similar capacity.

In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may by available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the Series. At present, no other recapture arrangements are in effect.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Series to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and to its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series and the Adviser's other clients in part for providing such brokerage and research services.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Series and the Adviser's other clients.

The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Series and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to certain broker-dealers, the Series receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Series, including the Series' custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

In certain instances there may be securities which are suitable for the Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Series believes that its ability to participate in volume transactions will produce better executions for the Series.

The value of securities purchased and the brokerage commissions paid by the Series for research for the most recent fiscal year are set forth below. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS funds (including the Series) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Series and the Adviser).

For the years ended December 31, 2003, 2002 and 2001, brokerage commissions paid by the Series were as follows:

                                                                                          TOTAL COMMISSIONS PAID DURING
                                                                                   --------------------------------------------
SERIES                                                                                2003             2002             2001
-------------------------------------------------------------------------------------------------------------------------------
Bond Series .....................................................................  $        0       $        0       $        0
Capital Appreciation Series .....................................................   2,230,711        2,448,944        3,406,304
Capital Opportunities Series ....................................................     633,581        1,391,616        1,468,379
Core Equity Series ..............................................................     336,307          242,641          171,209
Emerging Growth Series ..........................................................   1,467,293        2,300,370        3,773,197
Emerging Markets Equity Series ..................................................     249,780          518,350          326,889
Global Governments Series .......................................................           0                0                0
Global Growth Series ............................................................     746,379        1,205,847        1,355,572
Global Total Return Series ......................................................     160,967          107,217          123,726
Government Securities Series ....................................................           0                0                0
High Yield Series ...............................................................       9,356                0                1
International Growth Series .....................................................     332,252          524,381          544,132
International Value Series ......................................................     148,254          155,467          255,577
Managed Sectors Series ..........................................................     383,572        1,627,765        1,722,801
Massachusetts Investors Growth Stock Series .....................................   3,961,167        3,803,215        4,211,767
Massachusetts Investors Trust Series ............................................   2,764,163        2,844,375        3,457,922
Mid Cap Growth Series ...........................................................     265,323          485,459           98,297
Mid Cap Value Series ............................................................      38,603            2,329(1)           N/A
Money Market Series .............................................................           0                0                0
New Discovery Series ............................................................   1,200,435        1,288,006          273,490
Research Series .................................................................   1,801,548        2,168,742        1,831,964
Research International Series ...................................................     248,993          407,859          491,171
Strategic Growth Series .........................................................     137,902          177,338          178,397
Strategic Income Series .........................................................           0                0              250
Strategic Value Series ..........................................................      11,894            2,416(1)           N/A
Technology Series ...............................................................     214,822          244,324          128,412
Total Return Series .............................................................   1,849,426        2,541,707        1,945,144
Utilities Series ................................................................   1,348,500          983,112        1,214,681
Value Series ....................................................................     554,833          566,376          544,728

------------
(1) From the commencement of investment operations on May 1, 2002.

During the year ended December 31, 2003 each of the following Series purchased and retained securities issued by regular broker-dealers and affiliates thereof, as follows:

                                                                                                                VALUE  OF  SECURITY
SERIES                                                  BROKER-DEALER                                          AT DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

Bond Series ..........................................  Abbey National PLC                                              $   929,450
                                                        Bank of America Corp.                                           $   240,430
                                                        Citigroup, Inc.                                                 $ 2,785,862
                                                        Credit Suisse Group                                             $ 1,575,395
                                                        Lehman Brothers Holdings, Inc.                                  $ 4,358,167
                                                        Morgan Stanley                                                  $ 5,325,812
                                                        Wachovia Corp.                                                  $ 1,399,115
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Series ..........................  Citigroup, Inc.                                                 $15,892,142
                                                        Goldman Sachs Group, Inc.                                       $ 7,333,664
                                                        Merrill Lynch & Co., Inc.                                       $37,631,356
-----------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series .........................  Citigroup, Inc.                                                 $ 6,105,264
                                                        Goldman Sachs Group, Inc.                                       $ 1,846,251
                                                        J.P. Morgan Chase & Co..                                        $ 1,656,523
                                                        Merrill Lynch & Co., Inc.                                       $ 7,373,778
-----------------------------------------------------------------------------------------------------------------------------------
Core Equity Series ...................................  Bank of America Corp.                                           $ 1,481,521
                                                        Citigroup, Inc.                                                 $ 2,502,819
                                                        Goldman Sachs Group, Inc.                                       $   589,418
                                                        Merrill Lynch & Co., Inc.                                       $ 3,509,328
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Series ...............................  Citigroup, Inc.                                                 $ 5,114,126
                                                        Goldman Sachs Group, Inc.                                       $ 4,371,172
                                                        Merrill Lynch & Co., Inc.                                       $ 7,356,443
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Series .......................  Merrill Lynch & Co., Inc.                                       $14,800,000
-----------------------------------------------------------------------------------------------------------------------------------
Global Governments Series ............................  Merrill Lynch & Co., Inc.                                       $     3,276
                                                        Morgan Stanley                                                  $       793
-----------------------------------------------------------------------------------------------------------------------------------
Global Growth Series .................................  Credit Suisse Group                                             $ 1,986,568
                                                        Citigroup, Inc.                                                 $ 2,744,549
                                                        Goldman Sachs Group, Inc.                                       $ 1,372,347
                                                        Merrill Lynch & Co., Inc.                                       $ 4,111,000
                                                        UBS AG                                                          $ 2,919,217
-----------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series ...........................  Bank of America Corp.                                           $ 1,608,600
                                                        Citigroup, Inc.                                                 $ 1,955,822
                                                        Goldman Sachs Group, Inc.                                       $ 2,768,966
                                                        Lehman Brothers Holdings, Inc.                                  $   233,977
                                                        Merrill Lynch & Co., Inc.                                       $   855,117
                                                        UBS AG                                                          $   901,833
                                                        Wachovia Corp.                                                  $   140,702
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Series .........................  Goldman Sachs Group, Inc.                                       $16,259,000
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Series ....................................  Merrill Lynch & Co., Inc.                                       $   391,000
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Series ..........................  Credit Suisse Group                                             $ 1,208,690
                                                        UBS AG                                                          $ 2,768,546
-----------------------------------------------------------------------------------------------------------------------------------
International Value Series ...........................  Merrill Lynch & Co., Inc.                                       $    27,000
-----------------------------------------------------------------------------------------------------------------------------------
Managed Sectors Series ...............................  Bank of New York Co., Inc.                                      $ 1,298,304
                                                        Citigroup, Inc.                                                 $ 3,668,653
                                                        Goldman Sachs Group, Inc.                                       $ 1,808,734
                                                        Merrill Lynch & Co., Inc.                                       $ 1,885,597
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Series ..........  Bank of New York Co., Inc.                                      $ 4,110,192
                                                        Citigroup, Inc.                                                 $10,196,021
                                                        Goldman Sachs Group, Inc.                                       $ 2,784,186
                                                        Merrill Lynch & Co., Inc.                                       $16,791,560
                                                        Morgan Stanley                                                  $ 3,865,716
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Investors Trust Series .................  Bank of America Corp.                                           $20,385,788
                                                        Bank of New York Co., Inc.                                      $ 3,126,528
                                                        Citigroup, Inc.                                                 $40,534,783
                                                        Goldman Sachs Group, Inc.                                       $ 3,970,921
                                                        Lehman Brothers Holdings, Inc.                                  $ 4,969,879
                                                        Merrill Lynch & Co., Inc.                                       $47,965,783
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Series .................................  Merrill Lynch & Co., Inc.                                       $   824,000
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Series ..................................  Goldman Sachs Group, Inc.                                       $53,690,498
                                                        Morgan Stanley                                                  $ 9,994,000
-----------------------------------------------------------------------------------------------------------------------------------
New Discovery Series .................................  Merrill Lynch & Co., Inc.                                       $ 5,019,000
-----------------------------------------------------------------------------------------------------------------------------------
Research Series ......................................  Bank of America Corp.                                           $ 9,210,039
                                                        Citigroup, Inc.                                                 $14,331,823
                                                        Lehman Brother Holdings, Inc.                                   $ 4,926,636
                                                        Merrill Lynch & Co., Inc.                                       $21,494,523
-----------------------------------------------------------------------------------------------------------------------------------
Research International Series ........................  Credit Suisse Group                                             $   800,917
                                                        UBS AG                                                          $ 2,009,991
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Growth Series ..............................  Bank of New York Co., Inc.                                      $   571,982
                                                        Citigroup, Inc.                                                 $ 1,236,314
                                                        Goldman Sachs Group, Inc.                                       $   980,389
                                                        Merrill Lynch & Co., Inc.                                       $ 7,584,805
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series ..............................  Morgan Stanley                                                  $       757
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Value Series ...............................  Merrill Lynch & Co., Inc.                                       $   173,311
-----------------------------------------------------------------------------------------------------------------------------------
Total Return Series ..................................  Abbey National PLC                                              $ 2,068,691
                                                        Bank of America Corp.                                           $15,635,828
                                                        Citigroup, Inc.                                                 $46,039,350
                                                        Credit Suisse Group                                             $ 7,283,669
                                                        J.P. Morgan Chase & Co.                                         $11,280,919
                                                        Lehman Brothers Holdings, Inc.                                  $ 3,329,212
                                                        Merrill Lynch & Co., Inc.                                       $55,416,188
                                                        Morgan Stanley                                                  $14,581,885
                                                        Wachovia Corp.                                                  $ 4,392,983
-----------------------------------------------------------------------------------------------------------------------------------
Utilities Series .....................................  Goldman Sachs Group, Inc.                                       $14,202,545
-----------------------------------------------------------------------------------------------------------------------------------
Value Series .........................................  Bank of America Corp.                                           $10,233,109
                                                        Citigroup, Inc.                                                 $12,465,072
                                                        Goldman Sachs Group, Inc.                                       $ 8,234,082
                                                        Merrill Lynch & Co., Inc.                                       $ 6,487,397

During the fiscal year ended December 31, 2003, the dollar amount of transactions for research services and commissions paid on transactions for research services by each series were as follows:

                                             DOLLAR AMOUNT      COMMISSIONS
                                            OF TRANSACTIONS       PAID ON
                                              FOR RESEARCH    TRANSACTIONS FOR
SERIES                                          SERVICES      RESEARCH SERVICES
--------------------------------------------------------------------------------

Bond Series ................................   $         0         $     0
Capital Appreciation Series ................    25,590,034          57,340
Capital Opportunities Series ...............             0               0
Core Equity Series .........................     6,497,267           9,059
Emerging Growth Series .....................     2,006,553           5,415
Emerging Markets Equity Series .............             0               0
Global Governments Series ..................             0               0
Global Growth Series .......................       100,825             215
Global Total Return Series .................        77,864              95
Government Securities Series ...............             0               0
High Yield Series ..........................             0               0
International Growth Series ................             0               0
International Value Series .................             0               0
Managed Sectors Series .....................     3,143,697           8,795
Massachusetts Investors Growth Stock Series              0               0
Massachusetts Investors Trust Series .......    34,699,829          65,526
Mid Cap Growth Series ......................             0               0
Mid Cap Value Series .......................             0               0
Money Market Series ........................             0               0
New Discovery Series .......................       107,132             205
Research Series ............................    10,844,149          37,243
Research International Series ..............             0               0
Strategic Growth Series ....................       110,433             335
Strategic Income Series ....................             0               0
Strategic Value Series .....................             0               0
Technology Series ..........................             0               0
Total Return Series ........................     5,448,835          14,785
Utilities Series ...........................     1,339,060           4,200
Value Series ...............................     3,156,850           5,730
--------------------------------------------------------------------------------

                                                                    APPENDIX A

INVESTMENT TECHNIQUES, PRACTICES AND RISKS
Set forth below is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES

To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass- through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

    STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

    CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix B for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

    LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness. In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

    LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

    MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

    U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA and the Federal Home Loan Mortgage Corporation.

U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

    VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES
The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE
The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

o Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

o Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

  Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

  The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

  The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

  Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

  The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

  To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

  Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

o Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Series' investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS
The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

    OPEN-END FUNDS. The Series may invest in open-end investment companies.

    CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES
The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS
The Series may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract,
(b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of- the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy- and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES
The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES
The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES'
PORTFOLIO: The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Sriese will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, none of the Series are deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

                                                                    APPENDIX B

DESCRIPTION OF BOND RATINGS
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP
Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

FITCH

Investment Grade

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D -- Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%--90% and "D" the lowest recovery potential, i.e., below 50%.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                                                                    APPENDIX C

MFS FUNDS GENERAL DESCRIPTION OF PROXY VOTING POLICIES
The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by MFS Investment Management ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS' fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the "Guidelines") that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS' corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include:
(i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

MFS' policies include:

    A. Voting Guidelines;

    B. Administrative Procedures; and

    C. Records Retention and Reports.

A. VOTING GUIDELINES

    The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

    NON-SALARY COMPENSATION PROGRAMS
MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to "buy" stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"
From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation.

    ANTI-TAKEOVER MEASURES
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long- term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION
There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING
MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF
While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    BEST PRACTICES STANDARDS
Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that -- within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of the MFS Funds.

    FOREIGN ISSUERS - SHARE BLOCKING
In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

    SOCIAL ISSUES
There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP
        The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

    2. POTENTIAL CONFLICTS OF INTEREST
        The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    3. GATHERING PROXIES
        MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.

    4. ANALYZING PROXIES
        After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

    5. VOTING PROXIES
        After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

    6. MONITORING SYSTEM
        It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

C. RECORDS RETENTION AND REPORTS
    MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

-------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS/SUN LIFE SERIES TRUST
An Open-end Management Investment Company

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
Retirement Products and Services Division
P.O. Box 1024, Boston, MA 02103
Toll Free Telephone: (800) 752-7215